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MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS
INVESTMENT SERIES




SELECT
  DIMENSIONS




SEMI-ANNUAL REPORT
JUNE 30, 1999








                            MORGAN STANLEY DEAN WITTER

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999

DEAR SHAREHOLDER:

Most of the world's major equity markets posted gains during the six-month period ended June 30, 1999, as concerns over the Asian financial crisis and its contagion effects eased. However, volatility remained high throughout the first half of 1999 as the continued strength of the U.S. economy and investor concern over renewed inflation resulted in higher domestic interest rates.

MARKET OVERVIEW

U.S. EQUITY MARKET
Over the course of the first half of 1999, the U.S. economic outlook changed, and consequently so did the market leadership. The year began much as 1998 ended, with expectations for modest, below-trend global economic growth accompanied by continued deceleration of inflation. Against this backdrop, the same growth stocks that led in 1998 (financials, retail, Internet and technology) outperformed in early 1999.

By the second quarter, however, expectations began to change as it became evident that the first-quarter U.S. economic and profit growth had been much stronger than expected. Also, economies of Asia outside of Japan were rebounding much more quickly and strongly than anticipated. In Europe, evidence began to build that the consumer market there was gradually reviving. Given all these developments, investors began to lift their assumptions of global growth. Responding to these upward revisions in global economic expectations, commodity indexes moved upward for the first time in several years, pulling interest rates up with them. These events together led to a rotation in sector leadership away from more expensively priced domestic growth stocks to more globally exposed value and economically sensitive stocks.

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DOMESTIC FIXED-INCOME MARKET
Interest rates in the United States moved steadily higher over the past six months. Investors grew increasingly uneasy over indications that the U.S. economy was still growing robustly, raising concerns that higher interest rates and inflation might be just around the corner. Even though most inflation indicators remained within tolerable limits, tight labor markets combined with high levels of consumer spending and confidence to worry investors. A shift in investors' preferences from U.S. Treasuries towards higher-yielding asset classes also contributed to the bond market sell-off. Between December 31, 1998 and June 30, 1999, the yield on the benchmark 10-year U.S. Treasury bond rose 114 basis points.

The market breathed a sigh of relief on June 30 when a widely anticipated 25 basis-point hike in the federal-funds rate occurred and the Federal Reserve Board announced that it would wait for evidence that inflation was accelerating before increasing rates again. After rallying briefly on the decision of the committee to drop their so-called bias toward higher interest rates and return to a neutral directive, the market resumed its sell-off. Although the tone of the Federal Open Market Committee's statements and the removal of the supposed bias lessened the likelihood of another rate hike in August, the possibility still exists and is considered likely by a growing number of analysts.

HIGH YIELD BOND MARKET OVERVIEW
Late 1998 fears of a worldwide economic slowdown were replaced in early 1999 by concerns over a rapidly growing economy and the potential for inflationary pressures to build. As a result of these inflation concerns, interest rates rose substantially during the first half, resulting in a significant weakness in the high-quality fixed-income markets. While the threat of inflation and higher interest rates are clearly also a negative factor for the high-yield market, the reality of continued economic growth and strong corporate earnings helped to maintain stability in the high-yield marketplace. As a result, the high-yield market was one of the best performing fixed-income sectors during the first half of 1999.

EUROPEAN EQUITY MARKETS
The six-month period ended June 30, 1999 saw the European equity markets continue their recovery from the sharp falls occasioned by the Asian and emerging markets crises of mid-1998. The key economic event of the period was the successful launch of the European Monetary Union (EMU) on January 1. The 11 first-wave members -- Germany, France, Italy, Spain, The Netherlands, Belgium,

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Austria, Luxembourg, Portugal, Ireland and Finland -- successfully transferred control of their monetary policy to the European Central Bank (ECB). The process occurred smoothly as the ECB assumed responsibility for interest-rate policy across the newly created eurozone.

While the economic crises in Asia, Latin America and Russia continued to have a negative effect on Europe's economies, economic developments within Europe itself were generally positive and improving. Inflation remains low and stable, and interest rates have been cut by the ECB and the Bank of England. Consumer confidence has been improving in most economies and the weakness of the euro relative to the dollar has been helping export-related companies. Economic growth is expected to accelerate significantly in late 1999 and 2000.

Against this background, the European equity markets generally performed well. First-quarter corporate earnings reports were in line with expectations. Takeover and merger activity continued to be strong, with unprecedented developments in a number of key industries (e.g., an unsolicited bid by BNP for Societe Generale and Paribas, and a contested takeover approach by Olivetti for Telecom Italia). Individual and corporate investors in Europe have continued to move assets out of bonds and into equities.

ASIAN AND JAPANESE EQUITY MARKETS
All the major Asian markets performed well during the first half of 1999, with South Korea, Indonesia, China and Thailand leading the way. The Asian markets have risen for a variety of reasons, but probably the most important single factor has been the restoration of confidence among domestic and foreign investors once exchange rates stabilized and economies bottomed after the shock of the Asian crisis. The currency stability, established in the second half of 1998 allowed local governments to ease monetary policy and bring interest rates down quickly. Lower interest rates have eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed-income to equity investments.

The power of high Asian savings rates has been illustrated by the ability of local retail and institutional investors to subscribe to a heavy calendar of new corporate equity issues. This new equity has helped many Asian companies repair their balance sheets and removed the risk of corporate distress, thus enhancing equity valuations. Asian countries have needed to raise new equity without incurring additional debt from foreign investors. The absence of heavy bond financing requirements has in this regard mitigated the negative effects of rising international bond yields and

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the small U.S. Federal Reserve interest-rate increase. Although the economic recovery under way in many countries should not be characterized as export led, an increase in export orders -- particularly for electronic components -- has been a positive, especially for the economies of Singapore, Taiwan and Malaysia. Finally, after several years of economies and corporate earnings being disappointing on the downside, we are now in an environment of rising expectation, where forecasts of economic activity have been continually revised upward across most of the region.

The Japanese equity markets continued to rise during the second quarter of 1999. In part, this growing optimism among investors stemmed from the weakness of the yen as the Bank of Japan maintained its intervention policy as well as guiding short-term interest rates to zero. A recovery in the Asian stock market and economic activity also helped the overall sentiment. Signs of an improvement in the Japanese fundamentals, including a surprisingly strong preliminary release of first-quarter GDP at an annualized rate of 7.9 percent, set investors scrambling to raise their equity allocations to Japan.

EMERGING EQUITY MARKETS
The emerging equity markets continued to rally during the first half of 1999, reflecting the improved outlook for Asia and Latin America. Stock prices surged early in the quarter on the back of rebounding commodity prices, stability in Brazil and lower interest rates, which created a more optimistic outlook for global economic growth. Despite concerns about higher U.S. interest rates, the emerging markets were encouraged by favorable news regarding signs of stronger economic growth in Japan and Europe. Although the IMF recently lowered its 1999 global growth forecast, it revised world output for 2000 upward to 3.4 percent.

AMERICAN OPPORTUNITIES PORTFOLIO

For the six-month period ended June 30, 1999, the American Opportunities Portfolio produced a total return of 14.42 percent versus 12.38 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 12.62 percent for the Lipper Variable Annuity Growth Underlying Funds Average.

Throughout the first half of 1999, the Portfolio's performance continued to be driven by its sector-rotation approach. The Portfolio looks to capitalize on change by overweighting sectors we believe are best positioned to show above-average earnings growth relative to that of the S&P 500. Early in the year the Portfolio was focused on the same domestically oriented growth industries that it owned in 1998. At that time the U.S. economy was by far the strongest major economy in the world and the

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portfolio was tilted toward industries and companies that would best stand to benefit more from domestic trends. The major sector emphases included beneficiaries of decelerating inflation and declining interest rates, which stimulated consumer spending. Among the sectors emphasized were interest-related industries (e.g., banks, brokerages, miscellaneous financials, life insurance, autos, consumer electronics, retailing and restaurants), selective technology groups (e.g., high growth, non-commodity groups like the Internet, communication equipment and select semiconductor stocks), domestic industries with internal growth drivers (e.g., radio, cable companies, broadcasters and satellite companies) and steady growth industries (e.g., drugs, domestic and foreign wireless and wireline telephone companies).

In the second quarter, the Portfolio was broadened to include industries with greater global exposure and economic sensitivity, given growing signs of economic revival abroad and continued strength on the domestic front. The industries sold or reduced in order to fund purchases in more economically sensitive and globally exposed groups included banks, autos, drugs, cable, consumer staples and miscellaneous financials. The cyclical and industrial groups added or expanded included basic cyclicals, capital goods companies, energy and energy services, and makers of semiconductors and semiconductor equipment.

We believe that the global economy will rebound to a more-normalized, pre-emerging markets crisis rate of growth over the next eighteen months. We expect that this leveling off should occur as economies in emerging markets and Japan increasingly stabilize and move ahead. Likewise, we believe that the European bloc will work its way back to its pre-contagion growth rates, driven by an improvement in exports and a revival in consumer spending. The Portfolio has positioned itself for this global acceleration with purchases made in the technology, industrial and basic cyclical sectors. Many component suppliers in these sectors may also benefit from a Y2K effect during the second half of 1999. U.S. domestic growth, while likely to slow from its previous torrid growth pace, should remain solid. We expect that positions in media, health care, consumer electronics, business services and in select retail and financial stocks will benefit from this domestic outlook.

BALANCED GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Balanced Growth Portfolio produced a total return of 8.57 percent versus 12.38 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500), -1.37 percent for the Lehman Brothers Aggregate Bond Index and 6.12 percent for the Lipper Variable Annuity Balanced Underlying Funds Average.

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On June 30, 1999, the Portfolio's asset mix was 65 percent equities and 35 percent fixed-income securities. The Portfolio's equity segment was relatively fully invested, with 27 common stocks of large-capitalization companies spread among 23 different industry groups. During the six-month period under review no positions were added to the portfolio, nor were any liquidated.

As the cash flow permitted, the Portfolio purchased current-coupon mortgages at very attractive levels, enhancing the Portfolio's total return potential. On June 30 the Portfolio's fixed-income assets were allocated as follows: 67 percent in mortgage-backed securities, 24 percent in U.S. Treasuries, 9 percent in U.S. corporate obligations, 5 percent in U.S. agency obligations and 3 percent in cash equivalents.

DEVELOPING GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Developing Growth Portfolio produced a total return of 21.13 percent versus 12.38 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500), 9.28 percent for the Russell 2000 Index and 9.90 percent for the Lipper Variable Annuity Small-Cap Underlying Funds Average.

The Portfolio continues to invest in companies with strong fundamentals and attractive valuations. As of June 30, 1999, the Portfolio was overweighted in the technology, health care and consumer sectors, where it believes growth momentum remains strong. Among the Portfolio's largest equity holdings are Marshall Industries, Backweb Technology, Advanced Energy Industries, Power Integration and Powertel.

As we move into the second half of the fiscal year the Portfolio is slowly increasing its cash position. Near-term concerns over a possible consumer spending slowdown and the potential effects of Y2K have resulted in the Portfolio focusing on companies with good earnings visibility.

DIVERSIFIED INCOME PORTFOLIO

For the six-month period ended June 30, 1999, the Diversified Income Portfolio produced a total return of -0.72 percent versus -0.58 percent for the Lehman Brothers Government/Corporate Intermediate Bond Index and -0.53 percent for the Lipper Variable Annuity General Bond Underlying Funds Average.

GLOBAL SHORT-TERM BOND COMPONENT. With rising U.S. interest rates putting pressure on global investment-grade bonds, the average maturity of the global bond component was kept around two years. As opportunities developed in the Scandinavian markets, funds were swapped out of the

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United States and core European markets into Sweden and Norway. These
Scandinavian investments also dampened the impact of the decline in the euro relative to the U.S. dollar, because the Swedish and Norwegian currencies were perceived to be somewhat less vulnerable to the surge in the dollar against the currencies of most developed countries.

On June 30, approximately 58 percent of the global component was invested in European markets (approximately 14 percent each in Sweden, Norway and Denmark and about 8 percent each in the United Kingdom and continental Europe). A portion of the European currency exposure was hedged to lessen the effect of currency fluctuations. The remaining portion was divided between New Zealand and the United States. This component remained invested in securities rated AA or better with maturities of three years or less from the date of purchase.

U.S. GOVERNMENT/MORTGAGE COMPONENT. During this period, as cash flows permitted, we purchased current-coupon mortgages at very attractive levels, enhancing the Fund's prospects for higher total returns. As of June 30, 1999, the component's assets were invested as follows: 72 percent in mortgage-backed securities, 19 percent in U.S. agency obligations and 9 percent in U.S. Treasuries.

HIGH YIELD BOND COMPONENT. During the period under review, the high-yield bond component's significant, long-term core position in the B-rated sector of the market experienced modest price declines related to the general weakness in the fixed-income markets. However, these declines were more than offset by the market's high coupon income during the first half of 1999.

The high-yield bond component continues to concentrate on industry sectors that have historically proven to be more predictable, recession resistant and growth oriented, such as cable television, cellular, food and beverages, media and telecommunications. We believe these industry groups are poised to perform well over the next year given the steady growth prospects of these sectors and the expected continued consolidation and merger activity within these industries, which should lead to improved credit quality. We continue to focus primarily on domestic companies, given the more favorable outlook for the U.S. economy, and are avoiding the more-volatile emerging foreign high-yield markets.

DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Dividend Growth Portfolio produced a total return of 12.80 percent versus 12.38 percent for the S&P 500 and 11.70 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average.

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The Portfolio's outperformance of its Lipper peer group was due largely to its disciplined stock selection process, which emphasizes, among other things, a cash-dividend payment. One of the Portfolio's primary objectives is to provide reasonable current yield. While this tilt toward yield may dampen the Portfolio's relative performance slightly, it can also provide significant stability during volatile markets, as was the case during the past six months.

On June 30, the Portfolio was relatively fully invested. Portfolio transactions during this period included the reallocation of assets to reflect more accurate use of the dividend growth discipline. To implement this rebalancing, several positions were partially liquidated to fund the purchase of additional equity positions. These new positions were added as a means in which to use the Portfolio's assets more effectively. At the end of June the Portfolio was invested in 98 common stocks spread among 50 different industry groups.

EMERGING MARKETS PORTFOLIO

For the six-month period ended June 30, 1999, the Emerging Markets Portfolio produced a total return of 37.05 percent versus 37.25 percent for the International Finance Corporation's Investable Emerging Markets Total Return Index and 33.90 percent for the Lipper Variable Annuity Emerging Markets Underlying Funds Average.

ASIA AND THE PACIFIC
During the first half of 1999, the Asian equity markets continued to surge to new recovery highs. The driving forces were abundant liquidity, low interest rates, stable currencies and recovering economies. Asia appears to be finally on the mend, moving from the "bust" part of the economic cycles typical of emerging markets into the recovery part of the cycle, which could eventually lead to another seeming "boom" period of sustainable growth. Whereas previously Asia had been driven very much by the asset and services cycle of property and banking, the new sources of growth rest on the much sounder basis of tradable goods such as the exports derived from the industrialized economies of Korea and Taiwan. Such growth provides a much sounder foundation to the longer-term prospects for Asia. TCW Funds Management, Inc., the Portfolio's sub-advisor, remains positive on the outlook for Asia and considers it the most attractive of the emerging market regions.

LATIN AMERICA
The Latin American equity markets began the year on a turbulent note as the Brazilian central bank widened the trading band of the real and ultimately allowed the currency to float freely in mid-January. Despite sharp declines immediately following the devaluation, most of the region's markets

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rebounded quickly, due to proactive efforts by Brazilian authorities to restore investor confidence. Although the Latin American markets have staged an impressive rally thus far in 1999, in order to sustain this rally a strengthening global economy is necessary to absorb Latin American exports and continue the current virtual circle. Also, there must be a willingness on the part of global investors to purchase Latin American stocks, because they represent value or because of a perception that the equity markets have already discounted the bottom of the current economic cycle.

EMERGING EUROPE, THE MIDDLE EAST AND AFRICA
In the EMEA (Emerging Europe, Middle East and Africa) region, the Balkan conflict had a negative impact both on local investor sentiment and international asset allocation decisions throughout much of the period. Although the region remains volatile, the recent end of the war has decreased the region's political uncertainty and improved the economic outlook for such neighboring countries as Greece and Hungary. Emerging Europe is experiencing a period of relatively sluggish output growth and high interest rates. The prospect for a sharp contraction of the trade deficits in the region hinges to a large extent on EU and German import demand. German demand for Central European imports has steadily declined since early 1998 but exhibited the first signs of a revitalization in June. With interest rates expected to fall sharply and an improved outlook for earnings momentum, the region is poised for improving stock market performance. The Portfolio remains overweighted in Poland, Hungary, Turkey and Israel.

The Russian financial markets have once again been subject to intense volatility following the sacking of Prime Minister Primakov. Later in the period, however, the market rallied strongly and the Portfolio shifted from a significantly underweighted allocation to a neutral position and stock prices ended the first half of 1999 up 151.2 percent in U.S. dollar terms. Russia's short-term economic outlook is improving as producers continue to benefit from the weaker ruble and a growth in prices for Russian raw materials.

In South Africa, the market gained 25.5 percent during the first half of 1999, driven higher principally by mining shares (on the back of higher global commodity prices) and aggressive rotation into other cyclical sectors (notably steel and paper). The elections to replace President Nelson Mandela went extremely smooth and his successor, Thabo Mbeki, has nominated a sound cabinet. After the elections the currency recovered and banks lowered interest rates to 18 percent. On June 30, 1999, the Portfolio was underweighted in South African issues.

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At the end of the first half of 1999, the Portfolio's largest holdings were
South Korea (17.0 percent), Taiwan (15.4 percent), Mexico (11.7 percent), South Africa (11.0 percent), Brazil (7.3 percent), Greece (5.3 percent), Turkey (4.1 percent), Poland (3.7 percent), Israel (3.3 percent) and Hong Kong (1.9 percent). The Portfolio also held smaller positions in India, Chile, the Philippines, Hungary, Argentina, Russia, Peru, Thailand and Colombia. At the end of the quarter the Portfolio held a cash position of 3.8 percent.

The outlook for emerging markets has improved considerably in the period under review, due to abundant liquidity flows into most regions. These flows have helped bring down interest rates and allowed economies to start recovering, most notably in Asia. Any economic recovery in Japan or Europe will benefit the Asian and the EMEA regions, where prospects continue to look favorable. Latin America continues to be more tied to the United States. Provided that the U.S. economy continues to perform well and interest rates are not raised further, recoveries can be anticipated in Latin America next year. For the first time in several years, all the emerging market economies appear to be moving in the same upward direction.

GLOBAL EQUITY PORTFOLIO

For the six-month period ended June 30, 1999, the Global Equity Portfolio produced a total return of 9.12 percent, compared to 8.69 percent for the Morgan Stanley Capital International (MSCI) World Index and 11.47 percent for the Lipper Variable Annuity Global Underlying Funds Average.

The European equity markets have been disappointing, down 2.4 percent, as mirrored by the performance of the euro. Introduced with great fanfare on January 1, the euro found its value versus the dollar eroded by 12.2 percent as economic momentum remains strong in the United States but stays weak in Europe. The big positive surprise to date has been the rally in Japan. After nine years of economic stagnation, recent measures of economic activity suggest that an economic rebound is coming. The Japanese market, up 20.4 percent, responded favorably to the combination of stronger economic signals and a host of restructuring announcements among companies. The U.S. market (up 12.38 percent) continued to perform positively despite the potential for an increase in interest rates.

Performance in emerging markets has rebounded on the back of a stronger Japanese market and a rise in commodity prices. In Asia, Korea (up 75.9 percent), Singapore (up 60.4 percent) and Hong Kong (up 31.5 percent) all enjoyed strong rises. Returns in Latin America (up 31.6 percent) have

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been more subdued, because of the devaluation in Brazil earlier in the year.
Much of the region's positive performance is attributable to the Mexican market, which advanced 51.2 percent on the back of a sharp rise in the price of oil.

The Portfolio's asset allocation targets are 40 percent in Europe (overweighted versus the MSCI World Index), 38 percent in North America (underweighted), 12 percent in Japan (market weighted), 8 percent in Asia (overweighted) and 2 percent in Latin America (overweighted). The Fund's overweighted position in Europe has not affected overall performance versus the MSCI Index; however, it has impaired the Portfolio's performance relative to its Lipper peer group. Looking ahead, the weak euro should rekindle economic growth, and more favorable equity market performance.

GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Growth Portfolio produced a total return of 15.07 percent versus 12.38 percent for the S&P 500 Index and
12.62 percent for the Lipper Variable Annuity Growth Underlying Funds Average.

The Portfolio's non-traditional growth stock holdings drove its performance over the period under review, with Tyco and United Technologies contributing to the overall return. Tyco became the Portfolio's largest holding late in the first quarter when pressure from the acquisition of AMP led the Portfolio to again increase its position. Subsequent to the AMP acquisition, Tyco also announced further acquisitions of Raychem and several smaller niche companies.

During the period, Gulfstream Aerospace agreed to be acquired by General Dynamics. Once the deal closes in the third quarter, the portfolio will hold about a 2 percent position in General Dynamics. Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, views General Dynamics as one of its non-traditional growth holdings. The company has been increasing its earnings per share (EPS) at an annual rate of about 15 percent. With its strong balance sheet and astute management, the sub-advisor believes the company can grow its EPS at 10 percent or so, and about 15 percent after taking into account acquisitions such as Gulfstream Aerospace and the subsequently announced GTE defense unit purchase.

"Embedded" Internet exposure, one of the Portfolio's key sector themes, came about as a result of our stock research. The sub-advisor believes the Internet phenomenon is permanently altering the way businesses interact with customers and interface with other businesses. However, rather than choosing to own the "dot.com" company du jour, the sub-advisor has opted for exposure to Internet

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content, advertising/media, telecom/satellite infrastructure and hardware plays through several well-established companies such as Clear Channel Communications, Comcast, Time Warner, AT&T, MCI Worldcom, Cisco, Sun Microsystems and Hughes Electronics. In total, embedded Internet companies accounted for about 25 percent of the portfolio on June 30. The sub-advisor believes that this figure actually understates the Portfolio's "embedded" exposure, because it excludes its 4.6 percent stake in Microsoft (a clear Internet beneficiary) as well as tower antennae companies such as American Tower and Crown Castle (1.1 percent), which will benefit from the proliferation of wireless devices that can provide Internet connectivity. Even General Electric (a 4.3 percent holding) can be considered an embedded Internet play, through its NBC subsidiary.

After increasing the Portfolio's health-care exposure in the first quarter from just over 10 percent to about 14 percent by March 31, the Portfolio's weighting remained fairly stable during the second quarter. However, opportunistic investments and sales in the second quarter led the mix of investments toward companies the Portfolio's sub-advisor believe have more powerful business momentum. Toward this end, the Portfolio eliminated its investment in Bausch & Lomb after a substantial run-up in its stock price. The sub-advisor increased the Portfolio's positions in Bristol-Myers Squibb and Warner Lambert because it believes the investment community does not fully appreciate their earnings potential. Bristol-Myers is one of only a handful of drug companies that will experience accelerating earnings growth over the next few years. The sub-advisor believes Warner Lambert should maintain its growth rate in the industry through 2000. Proposed Medicare legislation and a strengthening economy (which makes stable pharmaceuticals earnings growth look relatively less attractive) have led to a nearly 20 percent relative underperformance for the drug group for the year to date. The sub-advisor believes these stocks are near their relative lows and will look to add to them opportunistically.

As a reminder, the Portfolio seeks long-term capital appreciation by investing in growth-oriented equity securities of medium- and large-capitalization -- predominately U.S. -- corporations. The portfolio tends to be diversified by issue; we held 78 securities at June 30. The portfolio remains a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco, Merck and Intel as well as less traditional growth names like Tyco International, United Technologies and Clear Channel Communications. At quarter-end, the Portfolio's largest position was Tyco, representing 6.9 percent of the portfolio, with the ten largest holdings accounting for 38.5 percent of the assets. The sub-advisor continues to believe that its philosophy of opportunistic concentration (of which the weighting in Tyco is a good example) will lead to above-index performance.

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MID-CAP GROWTH PORTFOLIO

For the six-month period ended June 30, 1999, the Mid-Cap Growth Portfolio produced a total return of 14.05 percent, versus 6.87 percent for the Standard & Poor's Mid-Cap Index and 13.00 percent for the Lipper Variable Annuity Mid-Cap Underlying Funds Average.

The Portfolio performed in the top third of its Lipper peer group for the first half of the year. The Portfolio's overweighted exposure to mid-cap technology and energy issues contributed to its relative outperformance.

As of June 30, 1999, the Portfolio's net assets totaled slightly more than $31.6 million, with approximately 31 percent invested in the technology and capital goods sectors, 38 percent in the consumer and consumer-related sectors, 12 percent in the basic industry and economically sensitive sectors and 15 percent in the financial services and interest-rate-sensitive sectors. Cash represented the balance of the Portfolio's assets. At the end of the second quarter the Portfolio owned 70 stocks.

Over the course of the last six months, mid-cap stocks have underperformed the larger caps. Although the S&P 400 Mid-Cap Index has traded at less than half the multiple of the S&P 500, investors have preferred to keep their money in larger, more liquid issues. With this in mind we have selected stocks for the Portfolio that we believe are poised to show solid earnings growth for the next several quarters. Certain issues in the energy and technology sectors have contributed sharply to the Portfolio's performance for the first half of the year and both sectors have outperformed the broad market over the last several months.

From a macroeconomic perspective, the issue of rising interest rates continues to scare investors. In this environment, larger companies are becoming increasingly aware of expenses affecting their margins. We have witnessed some of the larger companies "squeezing" some of their suppliers on pricing. A great number of the companies that supply larger companies fall into the mid-cap universe. As we started to become aware of this loss of pricing power that some mid-cap companies were facing, we chose to stay invested in companies that had proprietary products and stable pricing in their industries. Furthermore, as some equity markets in the emerging countries continue to improve we are anticipating money from larger-cap names being repatriated into the domestic U.S. markets. A liquidity outflow from some large-cap stocks could provide an opportunity for mid-cap issues to outperform on a relative basis.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

On August 4, 1999, the Mid-Cap Growth Portfolio's shareholders approved a new sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc., the Portfolio's investment manager, and TCW Funds Management, Inc. (TCW). Under this agreement, TCW will perform the same investment duties previously performed by MSDW Advisors. Upon effectiveness of this agreement on August 9, 1999, the name of the Mid-Cap Growth Portfolio was changed to the Mid-Cap Equity Portfolio.

MONEY MARKET PORTFOLIO

For the six-month period ended June 30, 1999, the Money Market Portfolio's yield (net investment income) was 2.23 percent and its 30-day annualized yield for June was 4.43 percent. The Portfolio's average life was 60 days.

On June 30, 1999, approximately 68 percent of the Portfolio's assets were invested in high-quality commercial paper, 19 percent in federal agency obligations, 11 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks, and the remaining 2 percent in bankers' acceptances issued by such institutions.

At the end of the fiscal period under review, approximately 90 percent of the Portfolio's holdings were due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. We always operate the Portfolio in a conservative style without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. As always, the Money Market Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

For the six-month period ended June 30, 1999, the North American Government Securities Portfolio produced a total return of 1.56 percent versus 0.52 percent for the Lehman Brothers Short (1-5) U.S. Government Index and -2.77 percent for the Lipper Variable Annuity Global Income Underlying Funds Average.

As of June 30, 1999, 100 percent of the Portfolio's assets was invested in the United States. The Portfolio's sub-advisor, TCW Funds Management, Inc. (TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

(CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these sectors for investment opportunities attractive relative to those in the United States.

Conditions in the financial markets of Mexico improved over the past six months. An attendance to sound economic fundamentals helped stabilize the currency and drive interest rates lower. The average 28-day cetes rate fell from 31.20 percent at the end of December 1998 to 28.42 percent at the end of June. The peso appreciated from 9.897 to 9.55 pesos per dollar over the same period. Nonetheless, the outlook for Mexico remains uncertain, because the risks associated with other, more volatile emerging markets continue to inject volatility into the Mexican financial system. TCW reduced the Portfolio's holdings in Mexican securities to zero earlier this year. In Canada, the economy and financial markets have improved in tandem with those of the United States. Nonetheless, high hedge costs and interest-rate risks kept the Portfolio from reinvesting in Canada.

Recent developments domestically and abroad allow TCW to remain positive in its outlook for the financial markets and the economy in the United States. There are a few signs that economic growth is moderating, particularly in the housing sector. Mortgages remain cheap relative to their historical valuations, and further declines in market volatility should tighten spreads. The mortgage sector is positioned to perform well in the near term. Today's higher yield levels, combined with our continued focus on call protection and security structure, allow the Portfolio to maintain a positive outlook on the mortgage sector and the performance of the Portfolio. With regard to Mexico and Canada, however, the forecast is less favorable. Even though the economies of both these countries are fundamentally strong, hedge costs and other risks continue to reduce the relative attractiveness of these markets. Nonetheless, TCW will continue to evaluate these factors when weighting any decision to invest in non-dollar-denominated securities.

UTILITIES PORTFOLIO

For the six-month period ended June 30, 1999, the Utilities Portfolio provided a total return of 14.44 percent versus 12.38 percent for the S&P 500 and 6.74 for the Lipper Variable Annuity Utility Underlying Funds Index. The Portfolio's outperformance relative to its peer group reflected its above-average weighting in broad-based global telecommunications investments.

During the first six months of 1999, the broad equity market produced robust gains amid a backdrop of strong economic growth and low inflation. Utilities stocks also advanced in this environment as investors were attracted to both the energy and telecommunications sectors of the market.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

During the first half of this year, the electric utility industry continued to navigate toward a competitive landscape with many states passing fair and balanced restructuring bills. In addition, the electric utility sector remained focused on share repurchases and consolidation, with many companies continuing to implement growth initiatives designed to provide good earnings visibility for shareholders. The telecommunications sector also benefited during the six-month period as investors were attracted to the powerful demand trends occurring across the entire global telecommunications spectrum. Moreover, telecommunications companies produced strong earnings buoyed by solid core growth, surging data and wireless usage worldwide, and robust demand for convenience features such as Caller ID and Call Waiting. The natural gas sector also performed nicely during the first half of 1999 as pricing of this commodity strengthened due to a positive supply-and-demand backdrop. The natural gas sector further benefited from ongoing merger and acquisition activity and favorable growth fundamentals within its diversified business segments.

Widespread diversification remains a key characteristic and strength of the Portfolio. On June 30, 1999, 91.9 percent of the Portfolio's net assets was allocated to utility and utility-related equities, 4.4 percent to high-quality fixed-income securities and 3.7 percent to cash and cash equivalents. Within the equity component, 51 percent were telecommunications, with electric utilities and energy/ other accounting for the balance. Enhancing overall diversification were selective foreign securities accounting for 16 percent of net assets primarily focused on the growth area of global telecommunications.

During the period under review, new holdings added to the Portfolio included General Instrument Corp., Scientific-Atlanta, Telecom Italia, GST
Communications, Equant N.V., Nicor Inc. and Veba Corp.

During the second half of 1999, the Portfolio anticipates maintaining a prudent balance among electric utilities, telecommunications and energy. Currently, the Portfolio expects to increase its international telecommunications holdings modestly while expanding its allocation to the natural gas sector. We believe the Portfolio is well positioned to meet its long-term investment objectives.

On August 4, 1999, the Utilities Portfolio's shareholders approved the following changes to the Portfolio's investment objective and investment restrictions:

CHANGE IN INVESTMENT OBJECTIVE. Shareholders approved changing the Portfolio's investment objective to: "seek both capital appreciation and current income." Prior to this change, the Portfolio's objective was "to provide current income and long-term growth of income and capital, by investing primarily in

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

equity and fixed-income securities of companies engaged in the public utilities industry." Adoption of this change eliminated long-term growth of income as an objective of the Portfolio and eliminated the requirement that the Portfolio invest primarily in the equity and fixed-income securities of companies engaged in the public utilities industry.

CHANGE IN INVESTMENT RESTRICTIONS. The Portfolio's shareholders approved a revision to the Portfolio's investment restriction on concentrating investments. The change had the effect of specifying that the Portfolio will concentrate investments in the utilities industry.

VALUE-ADDED MARKET PORTFOLIO

For the six-month period ended June 30, 1999, the Value-Added Market Portfolio produced a total return of 14.35 percent versus 12.38 percent for the S&P 500 and 11.70 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average.

The Portfolio invests in substantially all the stocks included in the S&P 500. Unlike that index, however, the Portfolio weights all stock positions equally, thereby placing greater emphasis than the index does on the stocks of small-to-medium-capitalized companies, which have historically outperformed larger-capitalization companies. In addition, the Portfolio is overrepresented in the cyclical and utilities sectors and underrepresented in health care and technology, relative to the capitalization-weighted S&P 500. The Portfolio's outperformance relative to the S&P 500 can be attributed to its focus on small-and mid-cap stocks. The shift in sentiment toward cyclical and smaller-cap stocks in the second half of the fiscal year favored the Portfolio's equal-weighted indexing strategy.

We believe the shift in sentiment toward cyclical and economically sensitive stocks to be a sustainable change in strategy rather than a temporary, momentum-driven move. It seems to be premised on the belief that the U.S. economy will remain strong, that the global economy is improving, and that these sectors are under-owned and underperforming. If these assessments prove true, companies in these sectors could outperform over the next six to twelve months. Such a scenario would bode well for the Portfolio.

LOOKING AHEAD

We believe the global economy will rebound to a more-normalized rate of growth over the next eighteen months. This improvement should occur as economies in emerging markets and Japan

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1999, CONTINUED

increasingly stabilize and move ahead. Likewise, we believe that the European bloc will work its way back to pre-contagion growth rates, driven by an improvement in exports and a revival in consumer spending.

We appreciate your ongoing support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]                        [SIGNATURE]
CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                      PRESIDENT

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FUND PERFORMANCE JUNE 30, 1999

                AVERAGE ANNUAL TOTAL RETURNS (1)
----------------------------------------------------------------

                                                        SINCE
                            INCEPTION     1 YEAR      INCEPTION
                           -----------  -----------  -----------

Money Market                 11/09/94          4.82         5.30

North American Government
 Securities                  11/09/94          3.58         4.98

Diversified Income           11/09/94          0.39         6.22

Balanced Growth              11/09/94         12.08        16.80

Utilities                    11/09/94         24.98        21.56

Dividend Growth              11/09/94         18.62        26.45

Value-Added                  11/09/94         15.42        20.83

Growth                       11/09/94         17.79        19.22

American Opportunities       11/09/94         24.64        27.80

Mid-Cap Growth                1/21/97         10.11        14.68

Global Equity                11/09/94         10.66        12.48

Developing Growth            11/09/94         20.65        22.96

Emerging Markets             11/09/94         21.79         3.24

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

 -----------------
  (1) Figures assume reinvestment of all distributions for the underlying fund based on net asset value (NAV). They do not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                       ANNUALIZED
PRINCIPAL                                                               YIELD ON
AMOUNT IN                                                               DATE OF        MATURITY
THOUSANDS                                                               PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (68.5%)
           ALUMINUM (1.9%)
$ $2,400   Aluminum Co. of America...................................    4.89%          7/13/99       $  2,396,120
                                                                                                      ------------
           BANKING (8.0%)
   3,500   Bank of America Corp......................................  4.87-4.92   07/07/99-08/05/99     3,489,438
   1,500   Chase Manhattan Corp......................................     4.90         07/26/99          1,494,979
   3,200   Morgan (J.P.) & Co. Inc...................................  4.86-5.21   07/14/99-09/15/99     3,176,176
   2,000   Wells Fargo & Co..........................................     4.89         08/17/99          1,987,441
                                                                                                      ------------
                                                                                                        10,148,034
                                                                                                      ------------
           CONSTRUCTION/AGRICULTURAL/EQUIPMENT/TRUCKS (2.6%)
   3,330   Caterpillar Financial Services Ltd........................  4.89-5.31   07/09/99-07/28/99     3,321,174
                                                                                                      ------------
           DIVERSIFIED FINANCIAL SERVICES (7.8%)
   1,800   Associates Corp. of North America.........................     5.03         08/10/99          1,790,020
   2,000   Associates First Capital Corp.............................     4.94         09/02/99          1,982,955
   6,240   General Electric Capital Corp.............................  4.89-5.08   07/30/99-10/22/99     6,166,595
                                                                                                      ------------
                                                                                                         9,939,570
                                                                                                      ------------
           DIVERSIFIED MANUFACTURING (2.9%)
   3,760   Siemens Capital Corp......................................  5.00-5.20   07/01/99-09/30/99     3,738,111
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (7.8%)
   2,165   BMW U.S. Capital Corp.....................................     4.84         07/12/99          2,161,825
   1,200   Daimler-Chrysler North America Holding Corp...............     4.89         07/16/99          1,197,590
   4,570   Ford Motor Credit Co......................................  4.85-4.86   07/09/99-07/23/99     4,558,715
   2,000   General Motors Acceptance Corp............................     5.00         09/01/99          1,982,984
                                                                                                      ------------
                                                                                                         9,901,114
                                                                                                      ------------
           FINANCE - CONSUMER (8.9%)
   5,590   American Express Credit Corp..............................  4.86-5.40   07/02/99-08/12/99     5,576,980
   2,000   Household Finance Corp....................................     4.88         07/19/99          1,995,160
   2,000   New Center Asset Trust....................................     4.88         08/09/99          1,989,578
   1,710   Norwest Financial Inc.....................................     5.04         07/20/99          1,705,469
                                                                                                      ------------
                                                                                                        11,267,187
                                                                                                      ------------
           FINANCE - CORPORATE (1.6%)
   2,000   CIT Group, Inc............................................     4.88         08/02/99          1,991,431
                                                                                                      ------------
           INSURANCE (4.8%)
   4,600   American General Finance Corp.............................  4.88-4.91   07/29/99-08/26/99     4,576,065
   1,564   Prudential Funding Corp...................................     4.93         07/16/99          1,560,813
                                                                                                      ------------
                                                                                                         6,136,878
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

                                                                       ANNUALIZED
PRINCIPAL                                                               YIELD ON
AMOUNT IN                                                               DATE OF        MATURITY
THOUSANDS                                                               PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           INTEGRATED OIL COMPANIES (2.4%)
$  3,000   BP American Inc...........................................    5.70%         07/01/99       $  3,000,000
                                                                                                      ------------
           INTERNATIONAL BANKS (14.9%)
   3,005   Abbey National North America Corp.........................  4.93-5.10   07/08/99-08/09/99     2,995,352
   3,880   CBA (Del) Bank Financial Inc..............................  4.87-4.99   08/03/99-08/27/99     3,856,657
   3,770   Deutsche Bank Financial Inc...............................  4.87-4.89   07/21/99-09/08/99     3,677,057
   1,500   Internationale Nederlanden (U.S.) Funding Corp............     4.89         07/06/99          1,498,994
   3,400   Societe Generale N.A. Inc.................................  4.86-4.94   08/03/99-08/23/99     3,379,471
   3,500   UBS Finance (DE) LLC......................................  4.96-5.02   10/02/99-10/19/99     3,449,185
                                                                                                      ------------
                                                                                                        18,856,716
                                                                                                      ------------
           RETAIL (2.1%)
   2,640   Sears Roebuck Acceptance Corp.............................  5.06-5.07   07/30/99-08/13/99     2,626,095
                                                                                                      ------------
           RETAIL/LEASING COMPANIES (1.2%)
   1,500   International Lease Finance Corp..........................     4.87         09/20/99          1,483,868
                                                                                                      ------------
           UTILITIES (1.6%)
   2,000   National Rural Utilities Cooperative Finance Corp.........     4.97         09/13/99          1,979,856
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $86,786,154).............................................................    86,786,154
                                                                                                      ------------

           BANKERS' ACCEPTANCES (1.6%)
           BANKING
   1,000   Northern Trust Company
           (AMORTIZED COST $1,977,365)...............................     5.09         09/20/99          1,977,365
                                                                                                      ------------

           CERTIFICATE OF DEPOSIT (3.5%)
           MAJOR BANKS
   4,500   Chase Manhattan Bank (USA)
           (AMORTIZED COST $4,500,000)...............................  4.90-4.95   07/27/99-08/11/99     4,500,000
                                                                                                      ------------

           SHORT-TERM BANK NOTES (7.8%)
           MAJOR BANKS
   5,900   F.C.C. National Bank......................................  4.89-5.05   08/24/99-10/08/99     5,900,000
   2,000   First Union National Bank.................................     4.90         09/24/99          2,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

                                                                       ANNUALIZED
PRINCIPAL                                                               YIELD ON
AMOUNT IN                                                               DATE OF        MATURITY
THOUSANDS                                                               PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
$  2,000   NationsBank, N.A..........................................    4.91%         08/18/99       $  2,000,000
                                                                                                      ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $9,900,000)..............................................................     9,900,000
                                                                                                      ------------

           U.S. GOVERNMENT AGENCIES (18.7%)
   8,334   Federal Farm Credit Bank..................................  4.73-5.56   07/09/99-03/17/00     8,179,190
   3,045   Federal Home Loan Banks...................................  4.75-5.00   07/02/99-03/16/00     2,977,236
   8,175   Federal Home Loan Mortgage Corp...........................  4.84-5.08   08/02/99-12/07/99     8,081,497
   4,554   Federal National Mortgage Assoc...........................  4.87-4.96   08/20/99-04/03/00     4,464,931
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $23,702,854).............................................................    23,702,854
                                                                                                      ------------

TOTAL INVESTMENTS
(AMORTIZED COST $126,866,373) (a).........................................................  100.1 %   126,866,373

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.1)        (70,085)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 126,796,288
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                         COUPON     MATURITY
 THOUSANDS                                                          RATE        DATE       VALUE
---------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS (12.7%)
              U.S. Treasury Note
$      500    ..................................................    5.375%    06/30/03   $  493,765
       150    ..................................................    5.50      04/15/00      150,262
       500    ..................................................    5.625     12/31/02      499,020
       100    ..................................................    6.00      08/15/99      100,149
                                                                                         ----------

              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (IDENTIFIED COST $1,263,187)............................................    1,243,196
                                                                                         ----------

              MORTGAGE-BACKED SECURITIES (53.9%)
              Federal Home Loan Mortgage Corp. PC Gold
        42    ..................................................    5.50      11/01/00       40,968
       692    ..................................................    5.976     04/01/26      702,204
        16    ..................................................    6.00      11/01/99       15,745
         3    ..................................................    7.00      07/01/00        2,719
       201    ..................................................    7.00      09/01/17      200,628
       362    ..................................................    7.00      02/01/28      360,461
        44    ..................................................    7.50      05/01/11       44,425
        84    ..................................................    7.50      06/01/11       85,177
        65    ..................................................    7.50      08/01/11       66,461
              Federal National Mortgage Assoc.
        41    ..................................................    6.00      09/01/00       40,637
        93    ..................................................    6.489     12/01/26       94,421
        34    ..................................................    6.50      07/01/02       33,469
       137    ..................................................    6.75      01/01/22      137,779
       145    ..................................................    6.895     03/01/27      147,415
         4    ..................................................    6.975     04/01/27        4,437
        34    ..................................................    7.00      06/01/02       33,971
        59    ..................................................    7.00      01/01/03       58,822
       699    ..................................................    7.00      07/01/03      702,449
         6    ..................................................    7.10      05/01/27        5,571
       850    ..................................................    7.478     11/01/25      867,307
         9    ..................................................    7.42      09/01/26        9,263
       644    ..................................................    7.573     12/01/27      650,101
         6    ..................................................    7.575     07/01/24        6,516
              Government National Mortgage Assoc. II
        74    ..................................................    6.375     02/20/23       75,066
        32    ..................................................    6.375     01/20/26       32,287
       155    ..................................................    6.625     07/20/27      156,054
       154    ..................................................    6.625     08/20/27      155,826
        34    ..................................................    6.875     06/20/25       34,755
        29    ..................................................    6.875     05/20/26       29,565
       457    ..................................................    7.50      12/20/28      461,053
                                                                                         ----------

              TOTAL MORTGAGE-BACKED SECURITIES
              (IDENTIFIED COST $5,282,663)............................................    5,255,552
                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN                                                         COUPON     MATURITY
 THOUSANDS                                                          RATE        DATE       VALUE
---------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (32.3%)
              U.S. GOVERNMENT AGENCIES (a) (29.8%)
$      231    Federal Agricultural Mortgage Corp................    5.00 %    07/26/99   $  230,198
              Federal Farm Credit Bank
       539    ..................................................    4.85      07/06/99      538,637
       500    ..................................................    4.79      07/21/99      498,669
              Federal Home Loan Banks
       200    ..................................................    4.80      07/12/99      199,706
       360    ..................................................    4.85      07/02/99      359,952
       382    ..................................................    4.87      08/25/99      379,158
       700    ..................................................    4.90      08/13/99      695,903
                                                                                         ----------

              TOTAL U.S. GOVERNMENT AGENCIES
              (AMORTIZED COST $2,902,223).............................................    2,902,223
                                                                                         ----------

              REPURCHASE AGREEMENT (3.2%)
       247    The Bank of New York (dated 06/30/99; proceeds
                $247,142) (b)
                (IDENTIFIED COST $247,111)......................    4.625     07/01/99      247,111
                                                                                         ----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $3,149,334)............................................    3,149,334
                                                                                         ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $9,695,184) (c)..................................................   98.9%     9,648,082

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES....................................    1.1        107,696
                                                                                    ------   -----------

NET ASSETS........................................................................  100.0%   $ 9,755,778
                                                                                    ------   -----------
                                                                                    ------   -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $255,096 U.S. Treasury Bill 0.00% due 09/30/99 valued at $252,053.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,810, and the aggregate gross unrealized depreciation is $53,911, resulting in net unrealized depreciation of $47,101.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           GOVERNMENT & CORPORATE BONDS (92.1%)
           FOREIGN (22.1%)
           AUSTRALIA (0.0%)
           CABLE TELEVISION
$     1,300 Australis Holdings Property
             Ltd. (a).....................  15.00++%            11/01/02             $    19,500
        3  Australis Media Ltd. (a).......  15.75++             05/15/03                      16
                                                                                     -----------

           TOTAL AUSTRALIA.........................................................       19,516
                                                                                     -----------

           CANADA (1.2%)
           BEVERAGES - NON-ALCOHOLIC (0.4%)
      500  Sparkling Spring Water.........  11.50               11/15/07                 410,000
                                                                                     -----------
           CELLULAR TELEPHONE (0.2%)
      200  Clearnet Communications Inc....  14.75++             12/15/05                 182,000
                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (0.2%)
      200  MDC Communications Corp........  10.50               12/01/06                 203,000
                                                                                     -----------
           CONSUMER ELECTRONIC/APPLIANCES (0.1%)
      750  International Semi-Tech
             Microelectronics.............  11.50++             08/15/03                 135,000
                                                                                     -----------
           TELECOMMUNICATIONS (0.3%)
      200  MetroNet Communications Corp...  12.00               08/15/07                 230,500
                                                                                     -----------

           TOTAL CANADA............................................................    1,160,500
                                                                                     -----------

           DENMARK (4.3%)
           FOREIGN GOVERNMENT OBLIGATION
DKK 26,000 Kingdom of Denmark (b).........   8.00               11/15/01               3,945,287
                                                                                     -----------

           GERMANY (2.0%)
           FOREIGN GOVERNMENT OBLIGATION
EUR  1,700 Germany (Republic of)..........   4.50               05/17/02               1,804,476
                                                                                     -----------

           NETHERLANDS (0.2%)
           OTHER TELECOMMUNICATIONS
$     200  Versatel Telecommunications
             BV...........................  13.25               05/15/08                 209,000
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           NEW ZEALAND (3.5%)
           EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
NZD  2,850 International Bank for
             Reconstruction & Development
             (b)..........................   7.00%              09/18/00             $ 1,543,974
    3,000  International Bank for
             Reconstruction & Development
             (b)..........................   7.25               04/09/01               1,635,941
                                                                                     -----------

           TOTAL NEW ZEALAND.......................................................    3,179,915
                                                                                     -----------

           NORWAY (4.9%)
           CONTRACT DRILLING (0.2%)
$     400  Northern Offshore ASA..........  10.00               05/15/05                 220,000
                                                                                     -----------
           FOREIGN GOVERNMENT OBLIGATION (4.7%)
NOK 32,760 Norway Government Bond (b).....   7.00               05/31/01               4,273,423
                                                                                     -----------

           TOTAL NORWAY............................................................    4,493,423
                                                                                     -----------

           SWEDEN (4.9%)
           FOREIGN GOVERNMENT OBLIGATION
SEK 36,500 Swedish Government Bond........   5.50               04/12/02               4,457,079
                                                                                     -----------

           UNITED KINGDOM (1.1%)
           CELLULAR TELEPHONE (0.2%)
$     300  Dolphin Telecom PLC - 144A*....  14.00++             05/15/09                 144,000
                                                                                     -----------
           INTERNATIONAL BANKS (0.7%)
GBP   400  Abbey National Treasury Service
             (b)..........................   7.125              03/14/01                 644,651
                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.2%)
$     200  Esprit Telecom Group PLC.......  10.875              06/15/08                 208,000
                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................      996,651
                                                                                     -----------

           TOTAL FOREIGN
           (IDENTIFIED COST $21,791,171)...........................................   20,265,847
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           UNITED STATES (70.0%)
           CORPORATE BONDS (30.4%)
           ADVERTISING (0.3%)
$     300  Interep National Radio Sales...  10.00%              07/01/08             $   306,000
                                                                                     -----------
           AEROSPACE (0.3%)
      300  Sabreliner Corp. - 144A*.......  11.00               06/15/08                 261,000
                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (0.7%)
      600  PepsiCo, Inc...................  15.00               08/06/99                 604,812
                                                                                     -----------
           BROADCAST/MEDIA (0.4%)
      400  Tri-State Outdoor Media Group,
             Inc..........................  11.00               05/15/08                 406,000
                                                                                     -----------
           BROADCASTING (0.5%)
      200  Paxson Communications Corp.....  11.625              10/01/02                 208,500
      200  Spanish Broadcasting System,
             Inc..........................  12.50               06/15/02                 222,000
                                                                                     -----------
                                                                                         430,500
                                                                                     -----------
           CABLE TELEVISION (0.5%)
      300  Knology Holdings Inc...........  11.875++            10/15/07                 174,000
      400  Optel, Inc.....................  11.50               07/01/08                 296,000
                                                                                     -----------
                                                                                         470,000
                                                                                     -----------
           CASINO/GAMBLING (1.2%)
    1,200  Aladdin Gaming/Capital Corp.
             (Series B)...................  13.50++             03/01/10                 540,000
      850  Fitzgeralds Gaming Corp.
             (Series B) (c)...............  12.25               12/15/04                 471,750
      115  Lady Luck Gaming (Series SA)...  11.875              03/01/01                 116,869
                                                                                     -----------
                                                                                       1,128,619
                                                                                     -----------
           CELLULAR TELEPHONE (1.5%)
      200  American Cellular Corp.........  10.50               05/15/08                 205,000
      200  Dobson/Sygnet Communications...  12.25               12/15/08                 208,000
      500  McCaw International Ltd........  13.00++             04/15/07                 301,875
      300  Nextel Communications, Inc.....  10.65++             09/15/07                 219,000
      300  Tritel PCS Inc. - 144A*........  12.75++             05/15/09                 163,500
      500  Triton PCS Inc.................  11.00++             05/01/08                 322,500
                                                                                     -----------
                                                                                       1,419,875
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
$     200  J.B. Poindexter & Co., Inc.....  12.50%              05/15/04             $   191,000
                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (1.8%)
      200  Anacomp, Inc. (Series B).......  10.875              04/01/04                 210,000
      500  CEX Holdings, Inc. (Series
             B)...........................   9.625              06/01/08                 468,750
      500  Comforce Operating, Inc........  12.00               12/01/07                 475,000
      700  Entex Information Services,
             Inc..........................  12.50               08/01/06                 476,000
                                                                                     -----------
                                                                                       1,629,750
                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (0.3%)
      310  Windmere-Durable Holdings,
             Inc..........................  10.00               07/31/08                 296,050
                                                                                     -----------
           CONSUMER SPECIALTIES (0.6%)
      700  Samsonite Corp.................  10.75               06/15/08                 570,500
                                                                                     -----------
           CONTAINERS/PACKAGING (1.1%)
      325  Berry Plastics Corp............  12.25               04/15/04                 334,750
      600  Environdyne Industries, Inc....  10.25               12/01/01                 462,000
      200  Impac Group Inc. (Series B)....  10.125              03/15/08                 190,000
                                                                                     -----------
                                                                                         986,750
                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.3%)
      300  High Voltage Engineering,
             Inc..........................  10.50               08/15/04                 279,000
                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (2.0%)
GBP   800  General Electric Capital Corp.
             (b)..........................   6.625              03/16/01               1,279,955
      350  General Electric Capital
             Corp.........................   6.375              02/27/02                 563,289
                                                                                     -----------
                                                                                       1,843,244
                                                                                     -----------
           DIVERSIFIED MANUFACTURING (0.7%)
$     200  Eagle-Picher Industries,
             Inc..........................   9.375              03/01/08                 190,000
      200  Jordan Industries, Inc.........  10.375              08/01/07                 200,000
      325  Jordan Industries, Inc. (Series
             B)...........................  11.75++             04/01/09                 211,250
                                                                                     -----------
                                                                                         601,250
                                                                                     -----------
           ELECTRONIC DISTRIBUTORS (0.3%)
      400  CHS Electronics, Inc...........   9.875              04/15/05                 280,000
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           FOOD CHAINS (0.8%)
$     250  Big V Supermarkets, Inc.
             (Series B)...................  11.00%              02/15/04             $   256,250
      500  Pueblo Xtra International, Inc.
             (Series C)...................   9.50               08/01/03                 477,500
                                                                                     -----------
                                                                                         733,750
                                                                                     -----------
           FOOD DISTRIBUTORS (0.3%)
      300  Fleming Companies, Inc. (Series
             B)...........................  10.625              07/31/07                 279,000
                                                                                     -----------
           HOTELS/RESORTS (1.0%)
      300  Epic Resorts LLC...............  13.00               06/15/05                 277,500
      600  Motels of America, Inc. (Series
             B)...........................  12.00               04/15/04                 384,000
      299  Resort At Summerlin (Series
             B)...........................  13.00               12/15/07                 272,331
                                                                                     -----------
                                                                                         933,831
                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.7%)
      350  International Wire Group, Inc.
             (Series B)...................  11.75               06/01/05                 364,000
      250  Outsourcing Services Group,
             Inc. (Series B)..............  10.875              03/01/06                 237,500
                                                                                     -----------
                                                                                         601,500
                                                                                     -----------
           MEDIA CONGLOMERATES (0.8%)
      700  Disney (Walt) & Co.............  13.50               03/10/00                 739,501
                                                                                     -----------
           MEDICAL SPECIALTIES (0.9%)
      400  Mediq Inc./PRN Life Support
             Services Inc.................  11.00               06/01/08                 312,000
      300  Universal Hospital Services,
             Inc..........................  10.25               03/01/08                 255,000
      300  Universal Hospital Services,
             Inc..........................  10.25               03/01/08                 264,000
                                                                                     -----------
                                                                                         831,000
                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.3%)
      500  Pediatric Services of America,
             Inc. (Series A)..............  10.00               04/15/08                 255,000
                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.2%)
      200  Loral Space & Communications
             Ltd..........................   9.50               01/15/06                 175,000
                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.4%)
      400  Mosler, Inc....................  11.00               04/15/03                 340,000
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           OIL REFINING/MARKETING (0.3%)
$     500  Transamerican Refining Corp.
             (Series B) (c)...............  16.00%              06/30/03             $   237,500
                                                                                     -----------
           OTHER CONSUMER SERVICES (0.2%)
      200  Volume Services America Inc. -
             144A*........................  11.25               03/01/09                 220,000
                                                                                     -----------
           PRINTING/FORMS (0.3%)
      300  Premier Graphics Inc...........  11.50               12/01/05                 282,000
                                                                                     -----------
           RESTAURANTS (0.6%)
      200  FRD Acquisition Corp. (Series
             B)...........................  12.50               07/15/04                 194,000
      200  Friendly Ice Cream Corp........  10.50               12/01/07                 176,750
      900  Planet Hollywood International,
             Inc. (c).....................  12.00               04/01/05                 189,000
                                                                                     -----------
                                                                                         559,750
                                                                                     -----------
           RETAIL -- SPECIALTY (0.2%)
      200  Pantry, Inc....................  10.25               10/15/07                 201,000
                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
      200  Unilab Corp....................  11.00               04/01/06                 220,000
                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.2%)
    1,000  Specialty Foods Acquisition
             Corp. (Series B).............  13.00++             08/15/05                 180,000
                                                                                     -----------
           TELECOMMUNICATIONS (6.3%)
      400  21st Century Telecom Group,
             Inc..........................  12.25++             02/15/08                 174,000
      500  Birch Telecom Inc..............  14.00               06/15/08                 477,500
      200  CapRock Communications Corp.
             (Series B)...................  12.00               07/15/08                 206,000
      400  Covad Communications Group,
             Inc..........................  12.50               02/15/09                 386,000
      300  DTI Holdings Inc. (Series B)...  12.50++             03/01/08                 132,000
      600  e. Spire Communications,
             Inc..........................  13.75               07/15/07                 480,000
      600  Facilicom International, Inc.
             (Series B)...................  10.50               01/15/08                 468,000
    1,700  Firstworld Communications,
             Inc..........................  13.00++             04/15/08                 901,000
      300  Focal Communications Corp.
             (Series B)...................  12.125++            02/15/08                 168,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
$     250  GST Equipment Funding, Inc.....  13.25%              05/01/07             $   265,000
      200  Hyperion Telecommunication,
             Inc. (Series B)..............  12.25               09/01/04                 211,000
      400  In-Flight Phone Corp. (Series
             B) (c).......................  14.00               05/15/02                  44,000
      200  Level 3 Communications, Inc....   9.125              05/01/08                 197,250
      150  NextLink Communications,
             Inc..........................  12.50               04/15/06                 163,875
      300  Pac-West Telecomm Inc. -
             144A*........................  13.50               02/01/09                 299,250
      300  Primus Telecommunication Group,
             Inc..........................  11.75               08/01/04                 304,500
      300  Primus Telecommunication Group,
             Inc. (Series B)..............   9.875              05/15/08                 283,500
      400  Rhythms Netconnections -
             144A*........................  12.75               04/15/09                 376,000
      200  Talton Holdings, Inc. (Series
             B)...........................  11.00               06/30/07                 189,000
                                                                                     -----------
                                                                                       5,725,875
                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (0.2%)
    1,900  FWT, Inc. (c)..................   9.875              11/15/07                 190,000
                                                                                     -----------
           WIRELESS COMMUNICATION (3.8%)
    1,000  Advanced Radio Telecom Corp....  14.00               02/15/07                 920,000
      100  Arch Escrow Corp. - 144A*......  13.75               04/15/08                  90,000
    1,800  CellNet Data Systems Inc.......  14.00++             10/01/07                 792,000
      150  Globalstar LP/Capital Corp.....  11.50               06/01/05                  99,000
      250  Globalstar LP/Capital Corp.....  11.375              02/15/04                 170,000
      300  Orbcomm Global LP/Capital
             Corp.........................  14.00               08/15/04                 300,750
      300  Paging Network, Inc............  10.125              08/01/07                 231,000
      300  Paging Network, Inc............  10.00               10/15/08                 231,000
      400  USA Mobile Communications
             Holdings, Inc................  14.00               11/01/04                 382,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
$     250  Winstar Equipment Corp.........  12.50%              03/15/04             $   262,500
                                                                                     -----------
                                                                                       3,478,250
                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $31,410,924)...........................................   27,887,307
                                                                                     -----------

           MORTGAGE-BACKED SECURITIES (23.2%)
      426  Federal Home Loan Mortgage
             Corp. (0.5%).................   7.00               06/01/04                 427,412
                                                                                     -----------
           Federal National Mortgage
             Assoc. (8.1%)
    2,714  ...............................   6.00          02/01/11-01/01/29           2,577,170
    2,428  ...............................   6.50          04/01/12-06/01/28           2,367,912
    2,277  ...............................   7.00          07/01/25-05/01/27           2,257,473
      206  ...............................   8.00               07/01/26                 211,020
                                                                                     -----------
                                                                                       7,413,575
                                                                                     -----------
           Government National Mortgage
             Assoc. (14.6%)
    4,901  ...............................   6.00          05/15/28-12/15/28           4,605,741
    6,113  ...............................   6.50          01/15/24-05/15/29           5,900,947
    1,710  ...............................   7.00          09/15/22-06/15/29           1,692,222
      706  ...............................   7.50          02/15/26-07/15/26             714,568
      500  ...............................   8.00          02/15/26-06/15/26             514,438
                                                                                     -----------
                                                                                      13,427,916
                                                                                     -----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $21,660,581)...........................................   21,268,903
                                                                                     -----------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (16.4%)
      500  Federal Home Loan Banks
             (0.5%).......................   5.53               01/15/03                 489,880
                                                                                     -----------
           Federal National Mortgage
             Assoc. (b) (3.3%)
      500  ...............................   5.60               02/02/01                 498,590
NZD  4,520 ...............................   7.00               09/26/00               2,448,416
                                                                                     -----------
                                                                                       2,947,006
                                                                                     -----------
$   6,000  Resolution Funding Corp.
             (4.1%).......................   0.00          01/15/05-10/15/07           3,760,860
                                                                                     -----------
    1,000  Tennessee Valley Authority
             (1.0%).......................   0.00               07/15/00                 944,710
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           U.S. Treasury
             Notes (b) (7.5%)
$   1,800  ...............................   5.75%              11/30/02             $ 1,803,096
    1,000  ...............................   6.25               08/31/02               1,016,320
    1,000  ...............................   6.375              09/30/01               1,016,290
    3,000  ...............................   6.25               01/31/02               3,044,400
                                                                                     -----------
                                                                                       6,880,106
                                                                                     -----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $15,010,336)...........................................   15,022,562
                                                                                     -----------

           TOTAL UNITED STATES
           (IDENTIFIED COST $68,081,841)...........................................   64,178,772
                                                                                     -----------

           TOTAL GOVERNMENT & CORPORATE BONDS
           (IDENTIFIED COST $89,873,012)...........................................   84,444,619
                                                                                     -----------

NUMBER OF
 SHARES
---------
           COMMON STOCKS (d) (0.3%)
           CASINO/GAMBLING (0.0%)
      787  Fitzgerald Gaming Corp..................................................            8
                                                                                     -----------
           CELLULAR TELEPHONE (0.0%)
        1  Price Communications Corp...............................................           10
                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY SHOES (0.0%)
   50,166  County Seat Stores, Inc. (e)............................................       16,956
                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.3%)
   34,888  Raintree Healthcare Corp. (e)...........................................      188,395
                                                                                     -----------
           TELECOMMUNICATIONS (0.0%)
      342  AT&T Canada Inc. (Canada) (Non-Voting)..................................       21,803
                                                                                     -----------
           TEXTILES (0.0%)
   11,192  U.S. Leather, Inc. (e)..................................................       16,788
                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $912,731)..............................................      243,960
                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (0.0%)
           OIL REFINING/MARKETING
      878  Transcontinental Refining Corp. (Class B) (Non-Voting)..................           53
      483  Transcontinental Refining Corp. (Class C) (Non-Voting)..................           27
    1,273  Transcontinental Refining Corp. (Class D) (Non-Voting)..................           67

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                 VALUE
------------------------------------------------------------------------------------------------
    2,633  Transcontinental Refining Corp. (Class E) (Non-Voting)..................  $       166
                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $313)..................................................          313
                                                                                     -----------

NUMBER OF                                                                EXPIRATION
WARRANTS                                                                    DATE
---------                                                                ----------
           WARRANTS (d) (0.1%)
           BROADCASTING (0.0%)
      300  Uih Australia/Pacific Inc...................................   05/15/06             3
                                                                                     -----------
           CASINO/GAMBLING (0.0%)
    9,000  Aladdin Gaming Enterprises - 144A*..........................   03/01/10            90
                                                                                     -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*............................   04/15/07         1,250
                                                                                     -----------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*............................   06/15/05             3
      250  Resort At Summerlin - 144A*.................................   12/15/07             3
                                                                                     -----------
                                                                                               6
                                                                                     -----------
           OIL REFINING/MARKETING (0.0%)
      500  Transamerican Refining Corp. - 144A*........................   06/30/03             5
                                                                                     -----------
           OTHER TELECOMMUNICATIONS (0.0%)
      200  Versatel Telecom - 144A* (Netherlands)......................   05/15/08        10,000
                                                                                     -----------
           TELECOMMUNICATIONS (0.1%)
      500  Birch Telecom Inc. - 144A*..................................   06/15/08         2,500
    1,500  DTI Holdings, Inc. - 144A*..................................   03/01/08            15
    1,700  Firstworld Communications, Inc. - 144A*.....................   04/15/08        85,000
                                                                                     -----------
                                                                                          87,515
                                                                                     -----------

           TOTAL WARRANTS
           (IDENTIFIED COST $1,782)................................................       98,869
                                                                                     -----------

PRINCIPAL
AMOUNT IN                                                         COUPON    MATURITY
THOUSANDS                                                          RATE       DATE
---------                                                        ---------  ---------
           SHORT-TERM INVESTMENTS (3.9%)
           UNITED STATES
           TIME DEPOSITS (f) (2.5%)
           MAJOR BANKS
NZD   980  Chase Manhattan Bank................................      4.375% 07/06/99     522,830
NOK  1,890 Chase Manhattan Bank................................      6.125  09/28/99     240,074
EUR   729  Chase Manhattan Bank................................      2.40   07/01/99     753,930

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                         COUPON    MATURITY
THOUSANDS                                                          RATE       DATE       VALUE
------------------------------------------------------------------------------------------------
EUR   730  Chase Manhattan Bank................................      2.43 % 07/08/99   $ 754,281
                                                                                       ---------

           TOTAL TIME DEPOSITS
           (IDENTIFIED COST $2,267,476)..............................................  2,271,115
                                                                                       ---------

           REPURCHASE AGREEMENT (1.4%)
$   1,314  The Bank of New York (dated 06/30/99; proceeds
             $1,314,283) (g)
             (IDENTIFIED COST $1,314,114)......................      4.625  07/01/99   1,314,114
                                                                                       ---------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,581,590)..............................................  3,585,229
                                                                                       ---------

TOTAL INVESTMENTS
(IDENTIFIED COST $94,369,428) (h).........................................   96.4%     88,372,990

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................    3.6       3,300,593
                                                                            ------   ------------

NET ASSETS................................................................  100.0%   $ 91,673,583
                                                                            ------   ------------
                                                                            ------   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(c)  Non-income producing securities; issuer in default.
(d)  Non-income producing securities.
(e)  Acquired through exchange offer.
(f)  Subject to withdrawal restrictions until maturity.
(g) Collateralized by $1,160,830 U.S. Treasury Bond 7.50% due 11/15/24 valued at $1,340,396.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $997,800 and the aggregate gross unrealized depreciation is $6,994,238, resulting in net unrealized depreciation of $5,996,438.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1999:

                                                       UNREALIZED
   CONTRACTS         IN EXCHANGE        DELIVERY      APPRECIATION
   TO DELIVER            FOR              DATE       (DEPRECIATION)
-------------------------------------------------------------------
$       518,420    NZD    980,000       07/02/99     $      4,410
NZD   1,174,000   $       620,019       07/06/99           (6,381)
NZD   3,179,000   $     1,707,981       07/06/99           11,794
NZD   4,945,000   $     2,611,900       07/26/99          (27,544)
EUR     994,000   $     1,029,973       07/28/99              633
EUR   2,000,000   $     2,088,400       07/29/99           17,147
EUR   1,757,229   $     1,820,735       08/30/99            4,639
                                                     --------------
      Net unrealized appreciation................    $      4,698
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

GBP        British Pound.
DKK        Danish Krone.
EUR        Euro.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
SEK        Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (64.3%)
           ALUMINUM (2.3%)
  48,500   Alcoa Inc..............................................................................  $  3,000,937
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
 160,000   Delphi Automotive Systems Corp.........................................................     2,970,000
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.5%)
  84,000   PepsiCo, Inc...........................................................................     3,249,750
                                                                                                    ------------
           COMPUTER HARDWARE (2.4%)
  24,000   International Business Machines Corp...................................................     3,102,000
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.4%)
  76,500   Deere & Co.............................................................................     3,031,312
                                                                                                    ------------
           DEPARTMENT STORES (2.3%)
  72,500   May Department Stores Co...............................................................     2,963,437
                                                                                                    ------------
           DISCOUNT CHAINS (2.4%)
  48,000   Dayton Hudson Corp.....................................................................     3,120,000
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.5%)
  73,200   Associates First Capital Corp. (Class A)...............................................     3,243,675
                                                                                                    ------------
           ELECTRIC UTILITIES (4.5%)
  70,500   GPU, Inc...............................................................................     2,974,219
  73,500   Unicom Corp............................................................................     2,834,344
                                                                                                    ------------
                                                                                                       5,808,563
                                                                                                    ------------
           FOREST PRODUCTS (2.3%)
  44,000   Weyerhaeuser Co........................................................................     3,025,000
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (2.3%)
  36,000   Atlantic Richfield Co..................................................................     3,008,250
                                                                                                    ------------
           MAJOR BANKS (5.1%)
  46,000   Bank of America Corp...................................................................     3,372,375
  53,500   Bank One Corp..........................................................................     3,186,594
                                                                                                    ------------
                                                                                                       6,558,969
                                                                                                    ------------
           MAJOR CHEMICALS (2.4%)
  45,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,108,219
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.5%)
  46,000   Bristol-Myers Squibb Co................................................................     3,240,125
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.5%)
  57,000   AT&T Corp..............................................................................     3,181,313
                                                                                                    ------------
           MEAT/POULTRY/FISH (2.4%)
 114,000   ConAgra, Inc...........................................................................     3,035,250
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           METALS FABRICATIONS (2.3%)
 155,000   Timken Co. (The).......................................................................  $  3,022,500
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (2.4%)
  43,500   Raytheon Co. (Class B).................................................................     3,061,313
                                                                                                    ------------
           MOTOR VEHICLES (4.7%)
  54,000   Ford Motor Co..........................................................................     3,047,625
  45,000   General Motors Corp....................................................................     2,970,000
                                                                                                    ------------
                                                                                                       6,017,625
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (4.9%)
  29,500   General Electric Co....................................................................     3,333,500
 123,000   Tenneco, Inc...........................................................................     2,936,625
                                                                                                    ------------
                                                                                                       6,270,125
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.4%)
  38,000   Enron Corp.............................................................................     3,106,500
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (2.3%)
  34,000   Procter & Gamble Co....................................................................     3,034,500
                                                                                                    ------------
           RAILROADS (2.2%)
  64,000   CSX Corp...............................................................................     2,900,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $71,718,884)..........................................................    83,059,363
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (3.1%)
           AEROSPACE (0.1%)
$    150   Lockheed Martin Corp.
             7.25% due 05/15/06...................................................................       149,017
                                                                                                    ------------
           COMPUTER HARDWARE (0.4%)
     500   IBM Corp.
             7.00% due 10/30/25...................................................................       489,470
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05...................................................................        98,876
                                                                                                    ------------
           ELECTRIC UTILITIES (0.1%)
      15   Texas Utilities Electric Co.
             7.875% due 04/01/24..................................................................        14,736
     150   Union Electric Co.
             6.75% due 05/01/08...................................................................       149,369
                                                                                                    ------------
                                                                                                         164,105
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.4%)
$    400   Bear Stearns Co., Inc.
             6.50% due 08/01/02...................................................................  $    398,048
     150   Merrill Lynch & Co., Inc.
             6.00% due 01/15/01...................................................................       149,852
                                                                                                    ------------
                                                                                                         547,900
                                                                                                    ------------
           MAJOR BANKS (0.4%)
     145   Citicorp
             6.375% due 01/15/06..................................................................       141,014
     200   NationsBank Corp.
             7.50% due 09/15/06...................................................................       206,316
     110   Wells Fargo & Co.
             6.875% due 04/01/06..................................................................       109,250
                                                                                                    ------------
                                                                                                         456,580
                                                                                                    ------------
           MAJOR CHEMICALS (0.0%)
      40   Monsanto Co.
             8.875% due 12/15/09..................................................................        45,480
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06..................................................................        49,553
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06...................................................................       401,240
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.1%)
     180   Walt Disney Co. (Series B)
             6.75% due 03/30/06...................................................................       180,448
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.3%)
     400   Raytheon Co.
             6.45% due 08/15/02...................................................................       399,928
                                                                                                    ------------
           PAPER (0.2%)
      15   Mead Corp.
             7.125% due 08/01/25..................................................................        13,818
     200   Willamette Industries, Inc.
             7.85% due 07/01/26...................................................................       208,100
                                                                                                    ------------
                                                                                                         221,918
                                                                                                    ------------
           RENT/LEASING COMPANIES (0.1%)
     100   General American Transportation Corp.
             6.75% due 03/01/06...................................................................        96,362
                                                                                                    ------------
           SMALLER BANKS (0.3%)
     325   Norwest Corp.
             6.80% due 05/15/02...................................................................       329,167
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS (0.2%)
$    200   Praxair, Inc.
             6.90% due 11/01/06...................................................................  $    197,024
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
     120   Northern Telecom Capital
             7.40% due 06/15/06...................................................................       122,689
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $3,958,721)...........................................................     3,949,757
                                                                                                    ------------

           MORTGAGE-BACKED SECURITIES (22.4%)
   1,252   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03...................................................................     1,216,989
     606   Federal Home Loan Mortgage Corp.
             7.00% due 08/01/12...................................................................       609,064
     217   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26...................................................................       215,443
     565   Federal Home Loan Mortgage Corp.
             7.00% due 12/01/27...................................................................       561,036
     386   Federal National Mortgage Assoc.
             6.00% due 04/01/04...................................................................       375,056
   3,974   Federal National Mortgage Assoc.
             6.00% due 04/01/06...................................................................     3,867,556
   1,526   Federal National Mortgage Assoc.
             6.50% due 07/01/06...................................................................     1,510,245
      23   Federal National Mortgage Assoc.
             6.50% due 01/01/13...................................................................        22,719
   1,321   Federal National Mortgage Assoc.
             6.00% due 03/01/13...................................................................     1,277,920
     227   Federal National Mortgage Assoc.
             6.50% due 03/01/13...................................................................       224,064
     846   Federal National Mortgage Assoc.
             6.50% due 04/01/13...................................................................       834,898
   2,348   Federal National Mortgage Assoc.
             6.00% due 05/01/13...................................................................     2,271,090

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$    627   Federal National Mortgage Assoc.
             6.50% due 05/01/13...................................................................  $    619,105
      38   Federal National Mortgage Assoc.
             6.00% due 06/01/13...................................................................        36,992
     839   Federal National Mortgage Assoc.
             6.50% due 10/01/17...................................................................       820,868
     930   Federal National Mortgage Assoc.
             6.50% due 06/01/28...................................................................       900,798
   1,000   Federal National Mortgage Assoc.
             7.50% due 07/14/29...................................................................     1,012,813
     369   Government National Mortgage Assoc.
             7.50% due 08/15/27...................................................................       373,995
     374   Government National Mortgage Assoc.
             6.00% due 04/15/28...................................................................       350,965
     242   Government National Mortgage Assoc.
             6.00% due 05/15/28...................................................................       227,326
     343   Government National Mortgage Assoc.
             6.00% due 06/15/28...................................................................       322,069
     125   Government National Mortgage Assoc.
             6.50% due 08/15/28...................................................................       120,774
     998   Government National Mortgage Assoc.
             6.50% due 09/15/28...................................................................       964,154
     990   Government National Mortgage Assoc.
             6.00% due 11/15/28...................................................................       930,249
     178   Government National Mortgage Assoc.
             6.50% due 11/15/28...................................................................       171,949
   1,003   Government National Mortgage Assoc.
             6.00% due 12/15/28...................................................................       942,400
     692   Government National Mortgage Assoc.
             6.50% due 04/15/29...................................................................       668,604
     930   Government National Mortgage Assoc. II
             6.50% due 04/20/28...................................................................       894,537

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$    966   Government National Mortgage Assoc. II
             6.50% due 08/20/28...................................................................  $    929,478
     992   Government National Mortgage Assoc. II
             6.50% due 10/20/28...................................................................       954,167
   1,948   Government National Mortgage Assoc. II
             6.50% due 12/20/28...................................................................     1,873,703
     986   Government National Mortgage Assoc. II
             6.50% due 01/20/29...................................................................       948,332
     979   Government National Mortgage Assoc. II
             6.50% due 02/20/29...................................................................       941,861
     993   Government National Mortgage Assoc. II
             6.50% due 03/20/29...................................................................       954,957
                                                                                                    ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $29,702,234)..........................................................    28,946,176
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (8.0%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03...................................................................     1,080,189
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08...................................................................     1,436,520
     500   Resolution Funding Corp.
             0.00% due 10/15/04...................................................................       365,005
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24...................................................................     1,976,862
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................     1,037,683
     750   U.S. Treasury Note
             7.75% due 01/31/00...................................................................       761,348
     385   U.S. Treasury Note
             6.625% due 06/30/01..................................................................       392,696
   1,400   U.S. Treasury Note
             6.625% due 04/30/02..................................................................     1,435,322
     500   U.S. Treasury Note
             5.50% due 05/31/03...................................................................       496,005
      80   U.S. Treasury Note
             7.875% due 11/15/04..................................................................        87,462

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$  1,300   U.S. Treasury Note
             5.875% due 11/15/05..................................................................  $  1,300,858
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $10,443,165)..........................................................    10,369,950
                                                                                                    ------------

           SHORT-TERM INVESTMENT (a) (5.1%)
           U.S. GOVERNMENT AGENCY
   6,650   Federal Home Loan Banks 4.60% due 07/01/99
             (IDENTIFIED COST $6,650,000).........................................................     6,650,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $122,473,004) (b)........................................................  102.9%     132,975,246

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.9)      (3,754,490)
                                                                                            ------   -------------

NET ASSETS................................................................................  100.0%   $ 129,220,756
                                                                                            ------   -------------
                                                                                            ------   -------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximtes identified cost. The aggregate gross unrealized appreciation is $13,703,837 and the aggregate gross unrealized depreciation is $3,201,596, resulting in net unrealized appreciation of $10,502,241.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.6%)
           ELECTRIC UTILITIES (28.4%)
  16,000   AES Corp. (The)*.......................................................................  $    930,000
  14,000   Allegheny Energy, Inc..................................................................       448,875
  15,000   Alliant Energy Co......................................................................       425,625
  10,000   American Electric Power Co.............................................................       375,625
  17,000   BEC Energy.............................................................................       701,250
  15,000   Calpine Corp...........................................................................       810,000
  15,000   Carolina Power & Light Co..............................................................       642,187
  10,000   Central & South West Corp..............................................................       233,750
  13,500   CINERGY Corp...........................................................................       432,000
  15,000   CLECO Corp.............................................................................       455,625
  22,000   CMS Energy Corp........................................................................       921,250
  14,000   Consolidated Edison, Inc...............................................................       633,500
  15,000   Dominion Resources, Inc................................................................       649,687
  17,500   DQE, Inc...............................................................................       702,187
  13,355   Duke Energy Corp.......................................................................       726,178
  22,500   Dycom Industries, Inc.*................................................................     1,260,000
  18,000   Edison International...................................................................       481,500
   6,348   Enersis S.A. (ADR) (Chile).............................................................       145,210
  12,500   Entergy Corp...........................................................................       390,625
  10,000   Florida Progress Corp..................................................................       413,125
  20,000   FPL Group, Inc.........................................................................     1,092,500
  14,000   GPU, Inc...............................................................................       590,625
   7,500   Illinova Corp..........................................................................       204,375
  30,000   Independent Energy Holdings PLC (ADR) (United Kingdom)*................................       405,000
  30,000   IPALCO Enterprises, Inc................................................................       635,625
  10,000   Kansas City Power & Light Co...........................................................       255,000
  31,700   LG&E Energy Corp.......................................................................       665,700
  17,300   Metzler Group, Inc. (The)*.............................................................       476,831
  35,000   MidAmerican Energy Holdings Co.........................................................     1,211,875
  20,000   Minnesota Power, Inc...................................................................       397,500
  15,000   Montana Power Co.......................................................................     1,057,500
  12,000   Nevada Power Co........................................................................       300,000
  11,000   New Century Energies, Inc..............................................................       426,937
  10,000   New England Electric System............................................................       501,250
  25,000   Niagara Mohawk Holdings Inc............................................................       401,562
  24,000   NiSource Inc...........................................................................       619,500
  30,000   Northeast Utilities*...................................................................       530,625
  15,000   Northern States Power Co...............................................................       362,812
  20,000   Northwestern Corp......................................................................       483,750
  24,000   OGE Energy Corp........................................................................       570,000
  22,500   PECO Energy Co.........................................................................       942,187
   9,500   PG & E Corp............................................................................       308,750
  10,500   Pinnacle West Capital Corp.............................................................       422,625
  12,500   Public Service Company of New Mexico...................................................       248,437
   6,000   Public Service Enterprise Group, Inc...................................................       245,250
  20,000   Reliant Energy, Inc....................................................................       552,500
  22,000   SCANA Corp.............................................................................       514,250
  16,000   Sierra Pacific Resources...............................................................       582,000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  15,000   Southern Co............................................................................  $    397,500
  22,000   TECO Energy, Inc.......................................................................       500,500
  12,000   Texas Utilities Co.....................................................................       495,000
  11,000   TNP Enterprises, Inc...................................................................       398,750
  21,000   Unicom Corp............................................................................       809,812
  15,000   United Illuminating Co.................................................................       636,562
  60,000   USEC Inc...............................................................................       892,500
  10,000   Veba AG (ADR) (Germany)................................................................       592,500
  13,000   Western Resources, Inc.................................................................       346,125
  16,000   Wisconsin Energy Corp..................................................................       401,000
                                                                                                    ------------
                                                                                                      32,253,414
                                                                                                    ------------
           ENERGY (10.5%)
  20,000   AGL Resources, Inc.....................................................................       368,750
   6,000   Consolidated Natural Gas Co............................................................       364,500
  10,000   Eastern Enterprises....................................................................       397,500
  12,622   El Paso Energy Corp....................................................................       444,136
  15,912   Enron Corp.............................................................................     1,300,806
   7,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy)...........................................       420,000
  10,000   Exxon Corp.............................................................................       771,250
  16,000   Indiana Energy Inc.....................................................................       341,000
  31,600   KeySpan Corp...........................................................................       833,450
  18,000   KN Energy, Inc.........................................................................       240,750
  29,000   MCN Energy Group Inc...................................................................       601,750
  15,000   MDU Resources Group, Inc...............................................................       342,187
  14,000   New Jersey Resources Corp..............................................................       524,125
  10,000   Nicor Inc..............................................................................       380,625
  15,000   North Carolina Natural Gas Corp........................................................       510,937
  13,750   Northwest Natural Gas Co...............................................................       330,000
  24,000   Questar Corp...........................................................................       459,000
  12,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       723,000
  14,541   Sempra Energy..........................................................................       328,990
   7,000   South Jersey Industries, Inc...........................................................       198,187
  21,000   Utilicorp United, Inc..................................................................       510,562
  17,000   Washington Gas Light Co................................................................       442,000
  10,000   Williams Companies, Inc................................................................       425,625
  16,000   YPF Sociedad Anomina (ADR) (Argentina).................................................       608,000
                                                                                                    ------------
                                                                                                      11,867,130
                                                                                                    ------------
           TELECOMMUNICATIONS (50.9%)
  10,000   ADC Telecommunications, Inc.*..........................................................       455,000
  14,000   Alcatel Alsthom (ADR) (France).........................................................       397,250
  14,160   ALLTEL Corp............................................................................     1,012,440
   9,000   Ameritech Corp.........................................................................       661,500
  19,000   AT&T Canada Inc. (Canada)..............................................................     1,211,250
  30,462   AT&T Corp..............................................................................     1,700,160
  15,000   BCE, Inc. (Canada).....................................................................       739,687
  11,144   Bell Atlantic Corp.....................................................................       728,539
  10,000   BellSouth Corp.........................................................................       468,750

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  20,000   Cellnet Data Systems, Inc.*............................................................  $    178,750
  20,625   CenturyTel Inc.........................................................................       819,843
  13,000   China Telecom (Hong Kong) Ltd. (ADR)*..................................................       741,000
  24,000   Cincinnati Bell, Inc...................................................................       598,500
  20,000   Cisco Systems, Inc.*...................................................................     1,288,750
  28,200   COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................     2,409,337
  15,000   Comcast Corp. (Class A Special)........................................................       576,562
  15,000   Comcast Corp. (Class A)................................................................       537,187
  15,000   Commonwealth Telephone Enterprises, Inc.*..............................................       605,625
  22,000   Convergys Corp.........................................................................       423,500
  35,000   Crown Castle International Corp.*......................................................       726,250
  12,000   Deutsche Telekom AG (ADR) (Germany)....................................................       507,000
  10,000   Equant N.V. (Netherlands)..............................................................       941,250
  11,900   Esat Telecom Group PLC (ADR) (Ireland)*................................................       517,650
   8,200   France Telecom S.A. (ADR) (France).....................................................       631,400
  15,000   Frontier Corp..........................................................................       885,000
  15,000   General Instrument Corp.*..............................................................       637,500
   5,000   General Motors Corp. (Class H) (Hughes Electronics)*...................................       281,250
  28,655   Global Crossing Ltd. (Bermuda)*........................................................     1,219,628
  21,000   Global Telesystems Group, Inc.*........................................................     1,699,687
  14,000   Grupo Iusacell, S.A. de C.V. (Series L) (ADR) (Mexico)*................................       182,000
  20,000   GST Telecommunications, Inc.*..........................................................       262,500
   9,500   GTE Corp...............................................................................       719,625
  12,000   ICG Communications, Inc.*..............................................................       254,250
  30,000   Intermedia Communications Inc.*........................................................       898,125
  20,000   ITC DeltaCom, Inc.*....................................................................       558,750
  12,000   Level 3 Communications, Inc.*..........................................................       722,250
  14,584   Lucent Technologies Inc................................................................       983,508
  10,000   Magyar Tavkozlesi RT (MATAV) (ADR) (Hungary)...........................................       275,000
  18,860   MCI WorldCom, Inc......................................................................     1,621,960
  15,000   McLeodUSA, Inc. (Class A)*.............................................................       823,125
  16,000   MediaOne Group, Inc.*..................................................................     1,190,000
  20,000   Metromedia Fiber Network, Inc. (Class A)*..............................................       718,750
  30,000   Metromedia International Group, Inc.*..................................................       225,000
  10,000   Motorola, Inc..........................................................................       947,500

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,000   Nextel Communications, Inc. (Class A)*.................................................  $    903,375
  15,000   NEXTLINK Communications, Inc. (Class A)*...............................................     1,114,687
  13,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan).......................................       814,125
  10,000   Nokia Corp. (ADR) (Finland)............................................................       915,625
  10,000   Nortel Networks Corp. (Canada).........................................................       868,125
  25,000   NorthEast Optic Network, Inc.*.........................................................       376,562
  10,000   Pacific Gateway Exchange, Inc.*........................................................       290,000
  12,000   Portugal Telecom S.A. (ADR) (Portugal).................................................       494,250
  20,000   Primus Telecommunications Group, Inc.*.................................................       447,500
  14,000   QUALCOMM Inc.*.........................................................................     2,009,000
  40,650   Qwest Communications International, Inc.*..............................................     1,343,990
  21,000   RCN Corp.*.............................................................................       874,141
   8,000   Royal PTT Nederland NV (ADR) (Netherlands).............................................       384,000
  10,000   RSL Communications, Ltd. (Class A) (Bermuda)*..........................................       193,125
  60,000   SBA Communications Corp................................................................       585,000
  19,428   SBC Communications, Inc................................................................     1,126,824
  15,000   Scientific-Atlanta, Inc................................................................       540,000
  14,000   Sprint Corp. (FON Group)...............................................................       739,375
  10,500   Sprint Corp. (PCS Group)*..............................................................       599,812
  20,000   Tele Danmark AS (ADR) (Denmark)........................................................       515,000
   8,000   Telecom Italia S.p.A. (ADR) (Italy)....................................................       841,500
   5,202   Telefonica Espana S.A. (ADR) (Spain)...................................................       765,344
  17,000   Teleglobe Inc..........................................................................       505,750
  14,000   Telephone & Data Systems, Inc..........................................................     1,022,875
  15,000   Teligent, Inc. (Class A)*..............................................................       896,250
   5,000   Telstra Corp. Ltd. (ADR) (Australia)...................................................       572,500
   5,327   U.S. West, Inc.........................................................................       312,961
   7,000   United States Cellular Corp.*..........................................................       374,500
   5,000   Vodafone Group PLC (ADR) (United Kingdom)..............................................       985,000
  30,000   VoiceStream Wireless Corp.*............................................................       853,125
  20,000   Western Wireless Corp. (Class A)*......................................................       540,000
  20,000   Winstar Communications, Inc.*..........................................................       975,000
                                                                                                    ------------
                                                                                                      57,761,909
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WATER SUPPLY (1.8%)
  22,000   American Water Works Company, Inc......................................................  $    676,500
  25,000   Azurix Corp.*..........................................................................       500,000
  11,000   E'Town Corp............................................................................       503,250
  16,000   Philadelphia Suburban Corp.............................................................       369,000
                                                                                                    ------------
                                                                                                       2,048,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $72,065,325)..........................................................   103,931,203
                                                                                                    ------------

           PREFERRED STOCKS (0.3%)
           ELECTRIC UTILITIES (0.3%)
   6,000   Alabama Power Capital Trust I (Series Q) $1.84.........................................       147,375
   1,000   Duquesne Capital LP (Series A) $2.094..................................................        25,125
   2,500   Public Service Electric & Gas Capital (Series B) $2.00.................................        63,281
   1,000   Tennessee Valley Authority (Series 95-A) $2.00.........................................        25,250
   5,000   Virginia Power Capital $2.013..........................................................       125,625
                                                                                                    ------------
           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $388,687).............................................................       386,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.4%)
           ELECTRIC UTILITIES (1.1%)
$    500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04...................................................................       523,270
     250   Niagara Mohawk Power Corp.
             8.77% due 01/01/18...................................................................       257,278
     500   Salton Sea Funding Co. - 144A**
             7.475% due 11/30/18..................................................................       477,970
                                                                                                    ------------
                                                                                                       1,258,518
                                                                                                    ------------
           NATURAL GAS (0.8%)
   1,000   Panhandle Holding Co. - 144A**
             7.00% due 07/15/29...................................................................       914,390
                                                                                                    ------------
           TELECOMMUNICATIONS (2.5%)
     500   Aliant Communications, Inc.
             6.75% due 04/01/28...................................................................       458,800
     500   Electric Lightwave, Inc.
             6.05% due 05/15/04...................................................................       484,360

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
$    500   GTE Corp.
             7.51% due 04/01/09...................................................................  $    519,770
     500   LCI International, Inc.
             7.25% due 06/15/07...................................................................       484,990
   1,000   Sprint Capital Corp.
             6.875% due 11/15/28..................................................................       912,130
                                                                                                    ------------
                                                                                                       2,860,050
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $5,332,517)...........................................................     5,032,958
                                                                                                    ------------

           SHORT-TERM INVESTMENT (a) (3.6%)
           U.S. GOVERNMENT AGENCY
   4,050   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $4,050,000).................     4,050,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $81,836,529) (B).......................................................   99.9%     113,400,817

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.1           97,467
                                                                                          ------   -------------

NET ASSETS..............................................................................  100.0%   $ 113,498,284
                                                                                          ------   -------------
                                                                                          ------   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $33,393,818 and the aggregate gross unrealized depreciation is $1,829,531, resulting in net unrealized appreciation of $31,564,287.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (73.8%)
           AEROSPACE (1.9%)
  69,800   Goodrich (B.F.) Co. (The)..............................................................  $  2,966,500
  81,700   Lockheed Martin Corp...................................................................     3,043,325
 140,000   United Technologies Corp...............................................................    10,036,250
                                                                                                    ------------
                                                                                                      16,046,075
                                                                                                    ------------
           ALUMINUM (1.4%)
  72,800   Alcan Aluminium Ltd. (Canada)..........................................................     2,325,050
 155,000   Alcoa Inc..............................................................................     9,590,625
                                                                                                    ------------
                                                                                                      11,915,675
                                                                                                    ------------
           APPAREL (0.2%)
  38,700   VF Corp................................................................................     1,654,425
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
  42,300   Dana Corp..............................................................................     1,948,444
 470,000   Delphi Automotive Systems Corp.........................................................     8,724,375
  24,000   Johnson Controls, Inc..................................................................     1,663,500
 138,000   TRW Inc................................................................................     7,572,750
                                                                                                    ------------
                                                                                                      19,909,069
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.9%)
 127,000   Goodyear Tire & Rubber Co..............................................................     7,469,187
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (1.2%)
   6,600   Coca Cola Co...........................................................................       412,500
 245,000   PepsiCo, Inc...........................................................................     9,478,437
                                                                                                    ------------
                                                                                                       9,890,937
                                                                                                    ------------
           BUILDING PRODUCTS (0.1%)
  21,000   Armstrong World Industries, Inc........................................................     1,214,062
                                                                                                    ------------
           COMPUTER HARDWARE (1.1%)
  75,000   International Business Machines Corp...................................................     9,693,750
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.3%)
 127,000   Caterpillar, Inc.......................................................................     7,620,000
 297,700   Deere & Co.............................................................................    11,796,362
                                                                                                    ------------
                                                                                                      19,416,362
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.2%)
 133,000   Whirlpool Corp.........................................................................     9,842,000
                                                                                                    ------------
           CONTAINERS/PACKAGING (0.3%)
  83,300   Crown Cork & Seal Co., Inc.............................................................     2,374,050
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DEPARTMENT STORES (2.3%)
 251,200   May Department Stores Co...............................................................  $ 10,267,800
 201,200   Sears, Roebuck & Co....................................................................     8,965,975
                                                                                                    ------------
                                                                                                      19,233,775
                                                                                                    ------------
           DISCOUNT CHAINS (0.2%)
  28,000   Dayton Hudson Corp.....................................................................     1,820,000
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
  75,000   Honeywell, Inc.........................................................................     8,690,625
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.4%)
  34,700   Providian Financial Corp...............................................................     3,244,450
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (1.5%)
 105,000   Minnesota Mining & Manufacturing Co....................................................     9,128,437
  34,000   Tyco International Ltd. (Bermuda)......................................................     3,221,500
                                                                                                    ------------
                                                                                                      12,349,937
                                                                                                    ------------
           ELECTRIC UTILITIES (3.2%)
  34,700   Dominion Resources, Inc................................................................     1,502,944
 127,000   FPL Group, Inc.........................................................................     6,937,375
 209,000   GPU, Inc...............................................................................     8,817,187
  63,200   Reliant Energy, Inc....................................................................     1,745,900
 224,400   Unicom Corp............................................................................     8,653,425
                                                                                                    ------------
                                                                                                      27,656,831
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  37,100   Fluor Corp.............................................................................     1,502,550
                                                                                                    ------------
           FINANCE COMPANIES (2.5%)
 235,000   Associates First Capital Corp. (Class A)...............................................    10,413,437
  46,400   Fannie Mae.............................................................................     3,172,600
 169,000   Household International, Inc...........................................................     8,006,375
                                                                                                    ------------
                                                                                                      21,592,412
                                                                                                    ------------
           FOOD CHAINS (1.7%)
 255,650   Albertson's, Inc.......................................................................    13,181,953
  23,100   Winn-Dixie Stores, Inc.................................................................       853,256
                                                                                                    ------------
                                                                                                      14,035,209
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.4%)
  92,000   Supervalu, Inc.........................................................................     2,363,250
  45,800   SYSCO Corp.............................................................................     1,365,412
                                                                                                    ------------
                                                                                                       3,728,662
                                                                                                    ------------
           FOREST PRODUCTS (1.1%)
 140,000   Weyerhaeuser Co........................................................................     9,625,000
                                                                                                    ------------
           HOME FURNISHINGS (0.4%)
  68,900   Newell Rubbbermaid, Inc................................................................     3,203,850
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INTEGRATED OIL COMPANIES (4.8%)
 115,000   Atlantic Richfield Co..................................................................  $  9,609,687
  25,700   BP Amoco PLC (ADR) (United Kingdom)....................................................     2,788,450
 120,000   Exxon Corp.............................................................................     9,255,000
  45,500   Kerr-McGee Corp........................................................................     2,283,531
  95,000   Mobil Corp.............................................................................     9,405,000
 127,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,651,750
                                                                                                    ------------
                                                                                                      40,993,418
                                                                                                    ------------
           LIFE INSURANCE (0.6%)
  35,100   Aegon N.V. (ARS) (Netherlands).........................................................     2,597,400
  40,700   Jefferson-Pilot Corp...................................................................     2,693,831
                                                                                                    ------------
                                                                                                       5,291,231
                                                                                                    ------------
           MAJOR BANKS (2.5%)
 145,000   Bank of America Corp...................................................................    10,630,312
 243,000   KeyCorp................................................................................     7,806,375
  21,100   Morgan (J.P.) & Co., Inc...............................................................     2,964,550
                                                                                                    ------------
                                                                                                      21,401,237
                                                                                                    ------------
           MAJOR CHEMICALS (1.9%)
  70,000   Dow Chemical Co........................................................................     8,881,250
  46,100   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,149,206
  40,300   Hercules, Inc..........................................................................     1,584,294
  70,400   Monsanto Co............................................................................     2,776,400
                                                                                                    ------------
                                                                                                      16,391,150
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (4.1%)
 210,000   Abbott Laboratories....................................................................     9,555,000
 215,000   American Home Products Corp............................................................    12,362,500
 116,000   Bristol-Myers Squibb Co................................................................     8,170,750
  59,000   Schering-Plough Corp...................................................................     3,127,000
  31,000   Smithkline Beecham PLC (ADR) (United Kingdom)..........................................     2,047,938
                                                                                                    ------------
                                                                                                      35,263,188
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.6%)
 170,000   Bell Atlantic Corp.....................................................................    11,113,750
  45,900   GTE Corp...............................................................................     3,476,925
 127,000   U.S. West, Inc.........................................................................     7,461,250
                                                                                                    ------------
                                                                                                      22,051,925
                                                                                                    ------------
           MANAGED HEALTH CARE (0.9%)
  90,000   Aetna Inc..............................................................................     8,049,375
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEAT/POULTRY/FISH (0.2%)
  74,500   ConAgra, Inc...........................................................................  $  1,983,563
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.9%)
 106,000   Raytheon Co. (Class B).................................................................     7,459,750
                                                                                                    ------------
           MOTOR VEHICLES (3.2%)
 100,000   DaimlerChrysler AG (Germany)...........................................................     8,887,500
 185,000   Ford Motor Co..........................................................................    10,440,938
 117,000   General Motors Corp....................................................................     7,722,000
                                                                                                    ------------
                                                                                                      27,050,438
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.1%)
 178,000   Lincoln National Corp..................................................................     9,311,625
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (2.6%)
  90,000   General Electric Co....................................................................    10,170,000
 502,700   Tenneco, Inc...........................................................................    12,001,963
                                                                                                    ------------
                                                                                                      22,171,963
                                                                                                    ------------
           NATURAL GAS (1.2%)
 165,000   Consolidated Natural Gas Co............................................................    10,023,750
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (1.6%)
 162,800   Pitney Bowes, Inc......................................................................    10,459,900
  57,000   Xerox Corp.............................................................................     3,366,563
                                                                                                    ------------
                                                                                                      13,826,463
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.0%)
 195,000   Burlington Resources, Inc..............................................................     8,433,750
                                                                                                    ------------
           OIL REFINING/MARKETING (1.3%)
  58,500   Sunoco, Inc............................................................................     1,765,969
 286,000   USX-Marathon Group.....................................................................     9,312,875
                                                                                                    ------------
                                                                                                      11,078,844
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.1%)
 211,000   El Paso Energy Corp....................................................................     7,424,563
 116,000   Enron Corp.............................................................................     9,483,000
  39,500   Sonat, Inc.............................................................................     1,308,438
                                                                                                    ------------
                                                                                                      18,216,001
                                                                                                    ------------
           OTHER METALS/MINERALS (1.4%)
 195,000   Phelps Dodge Corp......................................................................    12,077,813
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (3.4%)
  57,600   Avon Products, Inc.....................................................................     3,196,800
 190,000   Gillette Co............................................................................     7,790,000
  69,700   International Flavors & Fragrances, Inc................................................     3,092,938
 127,000   Kimberly-Clark Corp....................................................................     7,239,000
  85,000   Procter & Gamble Co....................................................................     7,586,250
                                                                                                    ------------
                                                                                                      28,904,988
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGED FOODS (1.4%)
 178,400   Quaker Oats Company (The)..............................................................  $ 11,841,300
                                                                                                    ------------
           PAINTS/COATINGS (1.7%)
 248,000   PPG Industries, Inc....................................................................    14,647,500
                                                                                                    ------------
           PAPER (1.2%)
 138,000   International Paper Co.................................................................     6,969,000
  69,900   Mead Corp..............................................................................     2,918,325
                                                                                                    ------------
                                                                                                       9,887,325
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (1.1%)
 140,000   Eastman Kodak Co.......................................................................     9,485,000
                                                                                                    ------------
           RAILROADS (2.1%)
 253,000   Burlington Northern Santa Fe Corp......................................................     7,843,000
 200,000   CSX Corp...............................................................................     9,062,500
                                                                                                    ------------
                                                                                                      16,905,500
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.1%)
  35,300   Brunswick Corp.........................................................................       983,988
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.9%)
 285,000   Ryder System, Inc......................................................................     7,410,000
                                                                                                    ------------
           TOBACCO (0.1%)
  35,300   UST, Inc...............................................................................     1,032,525
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $550,772,361).........................................................   628,282,503
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (15.5%)
           U.S. GOVERNMENT AGENCIES (a) (15.4%)
$ 50,000   Federal Home Loan Banks 5.01% due 07/07/99.............................................    49,958,250
  77,500   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99....................................    77,500,000
   4,000   Federal Home Loan Mortgage Corp. 4.78% due 07/01/99....................................     4,000,000
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (IDENTIFIED COST $131,458,250).........................................................   131,458,250
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$  1,009   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $1,010,079) (b)
             (IDENTIFIED COST $1,009,950).........................................................  $  1,009,950
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $132,468,200).........................................................   132,468,200
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $683,240,561) (C)........................................................   89.3%     760,750,703

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................   10.7       90,842,079
                                                                                            ------   -------------

NET ASSETS................................................................................  100.0%   $ 851,592,782
                                                                                            ------   -------------
                                                                                            ------   -------------

---------------------

ADR  American Depository Receipt.
ARS  American Regulatory Share.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,030,149 U.S. Treasury Bill due 07/01/99 valued at $1,030,177.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $82,758,011 and the aggregate gross unrealized depreciation is $5,247,869, resulting in net unrealized appreciation of $77,510,142.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.0%)
            ACCIDENT & HEALTH INSURANCE (0.5%)
     7,000  AFLAC, Inc............................................................................  $    335,125
    10,500  Torchmark Corp........................................................................       358,312
     6,000  UNUM Corp.............................................................................       328,500
                                                                                                    ------------
                                                                                                       1,021,937
                                                                                                    ------------
            ADVERTISING (0.4%)
     4,900  Interpublic Group of Companies, Inc...................................................       424,462
     5,100  Omnicom Group, Inc....................................................................       408,000
                                                                                                    ------------
                                                                                                         832,462
                                                                                                    ------------
            AEROSPACE (1.0%)
     9,400  Boeing Co.............................................................................       415,362
     8,800  Goodrich (B.F.) Co. (The).............................................................       374,000
     9,800  Lockheed Martin Corp..................................................................       365,050
     5,000  Northrop Grumman Corp.................................................................       331,562
     6,200  United Technologies Corp..............................................................       444,462
                                                                                                    ------------
                                                                                                       1,930,436
                                                                                                    ------------
            AIR FREIGHT/DELIVERY SERVICES (0.2%)
     7,800  FDX Corp.*............................................................................       423,150
                                                                                                    ------------
            AIRLINES (0.8%)
     5,500  AMR Corp.*............................................................................       375,375
     5,800  Delta Air Lines, Inc..................................................................       334,225
    13,300  Southwest Airlines Co.................................................................       413,962
     8,000  US Airways Group Inc.*................................................................       348,500
                                                                                                    ------------
                                                                                                       1,472,062
                                                                                                    ------------
            ALCOHOLIC BEVERAGES (0.6%)
     5,400  Anheuser-Busch Companies, Inc.........................................................       383,062
     5,100  Brown-Forman Corp. (Class B)..........................................................       332,456
     7,100  Coors (Adolph) Co. (Class B)..........................................................       351,450
                                                                                                    ------------
                                                                                                       1,066,968
                                                                                                    ------------
            ALUMINUM (0.6%)
    11,500  Alcan Aluminum Ltd. (Canada)..........................................................       367,281
     6,800  Alcoa Inc.............................................................................       420,750
     5,800  Reynolds Metals Co....................................................................       342,200
                                                                                                    ------------
                                                                                                       1,130,231
                                                                                                    ------------
            APPAREL (0.8%)
    35,200  Fruit of the Loom, Inc. (Class A).....................................................       343,200
    10,000  Liz Claiborne, Inc....................................................................       365,000
    18,000  Russell Corp..........................................................................       351,000

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     8,800  VF Corp...............................................................................  $    376,200
                                                                                                    ------------
                                                                                                       1,435,400
                                                                                                    ------------
            AUTO PARTS: O.E.M. (1.0%)
     9,200  Dana Corp.............................................................................       423,775
    19,000  Delphi Automotive Systems Corp........................................................       352,687
     4,300  Eaton Corp............................................................................       395,600
     5,500  Johnson Controls, Inc.................................................................       381,219
     6,800  TRW Inc...............................................................................       373,150
                                                                                                    ------------
                                                                                                       1,926,431
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET (0.6%)
    15,000  Cooper Tire & Rubber Co...............................................................       354,375
    10,600  Genuine Parts Co......................................................................       371,000
     6,000  Goodyear Tire & Rubber Co.............................................................       352,875
                                                                                                    ------------
                                                                                                       1,078,250
                                                                                                    ------------
            BEVERAGES - NON-ALCOHOLIC (0.5%)
     5,600  Coca Cola Co..........................................................................       350,000
    10,900  Coca-Cola Enterprises Inc.............................................................       324,275
     9,400  PepsiCo, Inc..........................................................................       363,662
                                                                                                    ------------
                                                                                                       1,037,937
                                                                                                    ------------
            BIOTECHNOLOGY (0.2%)
     6,000  Amgen Inc.*...........................................................................       364,875
                                                                                                    ------------
            BOOKS/MAGAZINES (0.4%)
     7,300  Harcourt General, Inc.................................................................       376,406
     9,900  Meredith Corp.........................................................................       342,787
                                                                                                    ------------
                                                                                                         719,193
                                                                                                    ------------
            BROADCASTING (0.5%)
    10,000  CBS Corp..............................................................................       434,375
     6,000  Clear Channel Communications, Inc.*...................................................       413,625
                                                                                                    ------------
                                                                                                         848,000
                                                                                                    ------------
            BUILDING MATERIALS (0.2%)
    10,000  Owens Corning.........................................................................       343,750
                                                                                                    ------------
            BUILDING MATERIALS/DIY CHAINS (0.4%)
     6,300  Home Depot, Inc. (The)................................................................       405,956
     6,300  Lowe's Companies, Inc.................................................................       357,131
                                                                                                    ------------
                                                                                                         763,087
                                                                                                    ------------
            BUILDING PRODUCTS (0.5%)
     6,700  Armstrong World Industies, Inc........................................................       387,344
    12,500  Masco Corp............................................................................       360,937
                                                                                                    ------------
                                                                                                         748,281
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CABLE TELEVISION (0.4%)
    11,200  Comcast Corp. (Class A Special).......................................................  $    430,500
     5,800  MediaOne Group, Inc.*.................................................................       431,375
                                                                                                    ------------
                                                                                                         861,875
                                                                                                    ------------
            CASINO/GAMBLING (0.4%)
    19,900  Harrah's Entertainment, Inc.*.........................................................       437,800
    21,000  Mirage Resorts, Inc.*.................................................................       351,750
                                                                                                    ------------
                                                                                                         789,550
                                                                                                    ------------
            CELLULAR TELEPHONE (0.7%)
     9,100  Nextel Communications, Inc. (Class A)*................................................       456,706
     7,300  Sprint Corp. (PCS Group)*.............................................................       417,012
     2,150  Vodafone AirTouch PLC (ADR) (United Kingdom)..........................................       423,550
                                                                                                    ------------
                                                                                                       1,297,268
                                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES (0.8%)
     8,850  Gap, Inc. (The).......................................................................       445,819
     9,700  Limited, Inc. (The)...................................................................       440,137
    10,000  Nordstrom, Inc........................................................................       335,000
    11,800  TJX Companies, Inc....................................................................       393,087
                                                                                                    ------------
                                                                                                       1,614,043
                                                                                                    ------------
            COMPUTER COMMUNICATIONS (0.6%)
    12,800  3Com Corp.*...........................................................................       340,800
    35,100  Cabletron Systems, Inc.*..............................................................       456,300
     7,000  Cisco Systems, Inc.*..................................................................       451,062
                                                                                                    ------------
                                                                                                       1,248,162
                                                                                                    ------------
            COMPUTER HARDWARE (1.6%)
     9,000  Apple Computer, Inc.*.................................................................       416,812
    15,600  COMPAQ Computer Corp..................................................................       369,525
    25,200  Data General Corp.*...................................................................       366,975
    10,200  Dell Computer Corp.*..................................................................       376,762
     5,800  Gateway Inc...........................................................................       342,200
     4,400  Hewlett-Packard Co....................................................................       442,200
     3,500  International Business Machines Corp..................................................       452,375
     6,400  Sun Microsystems, Inc.*...............................................................       440,800
                                                                                                    ------------
                                                                                                       3,207,649
                                                                                                    ------------
            COMPUTER SOFTWARE (2.1%)
     5,000  Adobe Systems, Inc....................................................................       410,625
    14,000  Autodesk, Inc.........................................................................       413,875
     8,300  BMC Software, Inc.*...................................................................       447,681
     8,400  Computer Associates International, Inc................................................       462,000

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    13,100  Compuware Corp.*......................................................................  $    415,925
     4,400  Microsoft Corp.*......................................................................       396,550
    15,500  Novell, Inc.*.........................................................................       410,750
    11,800  Oracle Corp.*.........................................................................       438,075
    24,200  Parametric Technology Corp.*..........................................................       335,775
    20,000  PeopleSoft, Inc.*.....................................................................       345,000
                                                                                                    ------------
                                                                                                       4,076,256
                                                                                                    ------------
            COMPUTER/VIDEO CHAINS (0.5%)
     4,900  Circuit City Stores, Inc.-Circuit City Group..........................................       455,700
     9,100  Tandy Corp............................................................................       444,762
                                                                                                    ------------
                                                                                                         900,462
                                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (1.5%)
     8,800  Case Corp.............................................................................       423,500
     7,100  Caterpillar, Inc......................................................................       426,000
     7,600  Cummins Engine Co., Inc...............................................................       434,150
    10,100  Deere & Co............................................................................       400,212
     4,900  NACCO Industries, Inc. (Class A)......................................................       360,150
     8,600  Navistar International Corp.*.........................................................       430,000
     8,000  PACCAR, Inc...........................................................................       427,000
                                                                                                    ------------
                                                                                                       2,901,012
                                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES (0.5%)
     6,100  Maytag Corp...........................................................................       425,094
     6,000  Whirlpool Corp........................................................................       444,000
                                                                                                    ------------
                                                                                                         869,094
                                                                                                    ------------
            CONSUMER SPECIALTIES (0.2%)
    16,200  Jostens, Inc..........................................................................       341,212
                                                                                                    ------------
            CONSUMER SUNDRIES (0.2%)
    12,400  American Greetings Corp. (Class A)....................................................       373,550
                                                                                                    ------------
            CONTAINERS/PACKAGING (1.2%)
     8,800  Ball Corp.............................................................................       371,800
     9,000  Bemis Company, Inc....................................................................       357,750
    12,400  Crown Cork & Seal Co., Inc............................................................       353,400
    12,900  Owens-Illinois, Inc.*.................................................................       421,669
     6,900  Sealed Air Corp.*.....................................................................       447,637
     6,200  Temple-Inland, Inc....................................................................       423,150
                                                                                                    ------------
                                                                                                       2,375,406
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CONTRACT DRILLING (0.5%)
    16,700  Helmerich & Payne, Inc................................................................  $    397,669
    25,500  Rowan Companies, Inc.*................................................................       470,156
                                                                                                    ------------
                                                                                                         867,825
                                                                                                    ------------
            DEPARTMENT STORES (1.4%)
    12,200  Dillard's, Inc. (Class A).............................................................       428,525
    14,500  Dollar General Corp...................................................................       420,500
     8,000  Federated Department Stores, Inc.*....................................................       423,500
     5,500  Kohl's Corp.*.........................................................................       424,531
     8,050  May Department Stores Co..............................................................       329,044
     7,500  Penney (J.C.) Co., Inc................................................................       364,219
     8,000  Sears, Roebuck & Co...................................................................       356,500
                                                                                                    ------------
                                                                                                       2,746,819
                                                                                                    ------------
            DISCOUNT CHAINS (0.9%)
    12,900  Consolidated Stores Corp.*............................................................       348,300
     4,400  Costco Companies, Inc.*...............................................................       352,000
     5,800  Dayton Hudson Corp....................................................................       377,000
    22,200  Kmart Corp.*..........................................................................       364,912
     8,400  Wal-Mart Stores, Inc..................................................................       405,300
                                                                                                    ------------
                                                                                                       1,847,512
                                                                                                    ------------
            DIVERSIFIED COMMERCIAL SERVICES (0.2%)
    11,000  Paychex, Inc..........................................................................       349,250
                                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
    10,100  Harris Corp...........................................................................       395,794
     3,700  Honeywell, Inc........................................................................       428,737
     7,100  Rockwell International Corp...........................................................       431,325
                                                                                                    ------------
                                                                                                       1,255,856
                                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES (0.9%)
     3,200  American Express Co...................................................................       416,400
     9,450  Citigroup Inc.........................................................................       448,875
     4,100  Providian Financial Corp..............................................................       383,350
     5,600  Transamerica Corp.....................................................................       420,000
                                                                                                    ------------
                                                                                                       1,668,625
                                                                                                    ------------
            DIVERSIFIED MANUFACTURING (1.7%)
    14,900  Allegheny Teledyne Inc................................................................       337,112
     6,700  AlliedSignal, Inc.....................................................................       422,100
     7,300  Cooper Industries, Inc................................................................       379,600
     6,100  Danaher Corp..........................................................................       354,562
     9,200  Dover Corp............................................................................       322,000
     8,700  ITT Industries, Inc...................................................................       331,687
     4,300  Minnesota Mining & Manufacturing Co...................................................       373,831
    21,900  Thermo Electron Corp.*................................................................       439,369

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,700  Tyco International Ltd. (Bermuda).....................................................  $    445,325
                                                                                                    ------------
                                                                                                       3,405,586
                                                                                                    ------------
            DRUGSTORE CHAINS (0.7%)
     7,100  CVS Corp..............................................................................       360,325
    10,000  Longs Drug Stores Corp................................................................       345,625
    14,200  Rite Aid Corp.........................................................................       349,675
    13,200  Walgreen Co...........................................................................       387,750
                                                                                                    ------------
                                                                                                       1,443,375
                                                                                                    ------------
            E.D.P. PERIPHERALS (0.5%)
     6,400  EMC Corp.*............................................................................       352,000
     6,000  Network Appliance, Inc.*..............................................................       335,250
    13,400  Seagate Technology, Inc.*.............................................................       343,375
                                                                                                    ------------
                                                                                                       1,030,625
                                                                                                    ------------
            E.D.P. SERVICES (1.0%)
     8,800  Automatic Data Processing, Inc........................................................       387,200
    11,000  Ceridian Corp.*.......................................................................       359,562
     5,300  Computer Sciences Corp.*..............................................................       366,694
     7,400  Electronic Data Systems Corp..........................................................       418,562
     9,000  First Data Corp.......................................................................       440,437
                                                                                                    ------------
                                                                                                       1,972,455
                                                                                                    ------------
            ELECTRIC UTILITIES (5.4%)
     7,500  AES Corp. (The)*......................................................................       435,937
     9,000  Ameren Corp...........................................................................       345,375
     9,000  American Electric Power Co., Inc......................................................       338,062
     7,500  Carolina Power & Light Co.............................................................       321,094
    14,600  Central & South West Corp.............................................................       341,275
    10,500  CINergy Corp..........................................................................       336,000
     8,300  CMS Energy Corp.......................................................................       347,562
     7,600  Consolidated Edison, Inc..............................................................       343,900
    12,000  Constellation Energy Group, Inc.......................................................       355,500
     7,700  Dominion Resources, Inc...............................................................       333,506
     8,000  DTE Energy Co.........................................................................       320,000
     6,300  Duke Energy Corp......................................................................       342,562
    12,300  Edison International..................................................................       329,025
    12,000  Entergy Corp..........................................................................       375,000
    11,500  FirstEnergy Corp......................................................................       356,500
     8,000  Florida Progress Corp.................................................................       330,500
     6,300  FPL Group, Inc........................................................................       344,137
     8,000  GPU, Inc..............................................................................       337,500
     9,000  New Century Energies, Inc.............................................................       349,312

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    22,000  Niagara Mohawk Holdings Inc...........................................................  $    353,375
    14,000  Northern States Power Co..............................................................       338,625
    18,500  PacifiCorp............................................................................       339,937
     8,900  PECO Energy Co........................................................................       372,687
    10,500  PG & E Corp...........................................................................       341,250
    13,800  PP&L Resources, Inc...................................................................       424,350
     8,900  Public Service Enterprise Group, Inc..................................................       363,787
    12,500  Reliant Energy, Inc...................................................................       345,312
    12,100  Southern Co...........................................................................       320,650
     8,300  Texas Utilities Co....................................................................       342,375
     9,500  Unicom Corp...........................................................................       366,344
                                                                                                    ------------
                                                                                                      10,491,439
                                                                                                    ------------
            ELECTRICAL PRODUCTS (0.6%)
     5,500  Emerson Electric Co...................................................................       345,812
    12,000  Raychem Corp..........................................................................       444,000
     8,200  Thomas & Betts Corp...................................................................       387,450
                                                                                                    ------------
                                                                                                       1,177,262
                                                                                                    ------------
            ELECTRONIC COMPONENTS (0.5%)
    22,700  Andrew Corp.*.........................................................................       429,881
     6,700  Solectron Corp.*......................................................................       446,806
                                                                                                    ------------
                                                                                                         876,687
                                                                                                    ------------
            ELECTRONIC DATA PROCESSING (0.4%)
    26,000  Silicon Graphics, Inc.*...............................................................       425,750
    11,400  Unisys Corp.*.........................................................................       443,887
                                                                                                    ------------
                                                                                                         869,637
                                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
     6,100  Applied Materials, Inc.*..............................................................       450,637
     7,200  KLA-Tencor Corp.*.....................................................................       466,650
                                                                                                    ------------
                                                                                                         917,287
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION (0.4%)
    10,500  Fluor Corp............................................................................       425,250
    25,800  Foster Wheeler Corp...................................................................       364,425
                                                                                                    ------------
                                                                                                         789,675
                                                                                                    ------------
            ENVIRONMENTAL SERVICES (0.4%)
    10,100  Browning-Ferris Industries, Inc.......................................................       434,300
     7,200  Waste Management, Inc.................................................................       387,000
                                                                                                    ------------
                                                                                                         821,300
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FARMING/SEEDS/MILLING (0.4%)
    23,000  Archer-Daniels-Midland Co.............................................................  $    355,062
    10,800  Pioneer Hi-Bred International, Inc....................................................       420,525
                                                                                                    ------------
                                                                                                         775,587
                                                                                                    ------------
            FINANCE COMPANIES (1.6%)
     8,200  Associates First Capital Corp. (Class A)..............................................       363,362
     8,100  Capital One Financial Corp............................................................       451,069
     8,200  Countrywide Credit Industries, Inc....................................................       350,550
     5,100  Fannie Mae............................................................................       348,712
     6,000  Freddie Mac...........................................................................       348,000
     8,800  Household International, Inc..........................................................       416,900
    14,100  MBNA Corp.............................................................................       431,812
     7,500  SLM Holding Corp......................................................................       343,594
                                                                                                    ------------
                                                                                                       3,053,999
                                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES (0.7%)
     6,200  Dow Jones & Co., Inc..................................................................       328,987
     9,900  Dun & Bradstreet Corp.................................................................       350,831
     9,200  Equifax, Inc..........................................................................       328,325
     7,400  McGraw-Hill Companies, Inc............................................................       399,137
                                                                                                    ------------
                                                                                                       1,407,280
                                                                                                    ------------
            FLUID CONTROLS (0.2%)
     9,600  Parker-Hannifin Corp..................................................................       439,200
                                                                                                    ------------
            FOOD CHAINS (1.0%)
     8,600  Albertson's, Inc......................................................................       443,437
    10,600  Great Atlantic & Pacific Tea Co., Inc.................................................       358,412
    15,600  Kroger Co.*...........................................................................       435,825
     7,500  Safeway Inc.*.........................................................................       371,250
     9,600  Winn-Dixie Stores, Inc................................................................       354,600
                                                                                                    ------------
                                                                                                       1,963,524
                                                                                                    ------------
            FOOD DISTRIBUTORS (0.4%)
    14,500  Supervalu, Inc........................................................................       372,469
    12,800  SYSCO Corp............................................................................       381,600
                                                                                                    ------------
                                                                                                         754,069
                                                                                                    ------------
            FOREST PRODUCTS (0.7%)
     9,000  Georgia-Pacific Group.................................................................       426,375
    16,600  Louisiana-Pacific Corp................................................................       394,250
     6,500  Weyerhaeuser Co.......................................................................       446,875
                                                                                                    ------------
                                                                                                       1,267,500
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            GENERIC DRUGS (0.2%)
     8,800  Watson Pharmaceuticals, Inc.*.........................................................  $    308,550
                                                                                                    ------------
            HOME BUILDING (0.7%)
    10,000  Centex Corp...........................................................................       375,625
    14,200  Fleetwood Enterprises, Inc............................................................       375,412
    13,400  Kaufman & Broad Home Corp.............................................................       333,325
    15,000  Pulte Corp............................................................................       345,937
                                                                                                    ------------
                                                                                                       1,430,299
                                                                                                    ------------
            HOME FURNISHINGS (0.4%)
     8,200  Newell Rubbermaid, Inc................................................................       381,300
    18,200  Tupperware Corp.......................................................................       464,100
                                                                                                    ------------
                                                                                                         845,400
                                                                                                    ------------
            HOSPITAL/NURSING MANAGEMENT (0.5%)
    16,100  Columbia/HCA Healthcare Corp..........................................................       367,281
    13,400  HCR Manor Care, Inc...................................................................       324,112
    19,500  Tenet Healthcare Corp.*...............................................................       361,969
                                                                                                    ------------
                                                                                                       1,053,362
                                                                                                    ------------
            HOTELS/RESORTS (0.6%)
     7,400  Carnival Corp.........................................................................       358,900
    25,200  Hilton Hotels Corp....................................................................       357,525
     9,900  Marriott International, Inc. (Class A)................................................       370,012
                                                                                                    ------------
                                                                                                       1,086,437
                                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS (0.6%)
    33,400  Harnischfeger Industries, Inc. (Canada)...............................................        66,800
     5,000  Illinois Tool Works Inc...............................................................       410,000
     6,800  Ingersoll-Rand Co.....................................................................       439,450
    18,800  Milacron Inc..........................................................................       347,800
                                                                                                    ------------
                                                                                                       1,264,050
                                                                                                    ------------
            INDUSTRIAL SPECIALTIES (0.7%)
    10,300  Ecolab, Inc...........................................................................       449,337
    11,200  Millipore Corp........................................................................       454,300
    18,500  Pall Corp.............................................................................       410,469
                                                                                                    ------------
                                                                                                       1,314,106
                                                                                                    ------------
            INSURANCE BROKERS/SERVICES (0.4%)
     8,100  AON Corp..............................................................................       334,125
     5,400  Marsh & McLennan Companies, Inc.......................................................       407,700
                                                                                                    ------------
                                                                                                         741,825
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INTEGRATED OIL COMPANIES (1.9%)
     6,200  Amerada Hess Corp.....................................................................  $    368,900
     4,600  Atlantic Richfield Co.................................................................       384,388
     3,800  Chevron Corp..........................................................................       361,713
     4,600  Exxon Corp............................................................................       354,775
     8,700  Kerr-McGee Corp.......................................................................       436,631
     4,100  Mobil Corp............................................................................       405,900
     7,000  Phillips Petroleum Co.................................................................       352,188
     6,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).........................................       361,500
     5,500  Texaco, Inc...........................................................................       343,750
    10,300  Unocal Corp...........................................................................       408,138
                                                                                                    ------------
                                                                                                       3,777,883
                                                                                                    ------------
            INTERNET SERVICES (0.2%)
     3,200  America Online, Inc.*.................................................................       353,600
                                                                                                    ------------
            INVESTMENT BANKERS/BROKERS/SERVICES (1.2%)
     8,400  Bear Stearns Companies, Inc...........................................................       392,700
     6,600  Lehman Brothers Holdings, Inc.........................................................       410,850
     4,400  Merrill Lynch & Co., Inc..............................................................       351,725
     4,100  Morgan Stanley Dean Witter & Co. (Note 3).............................................       420,250
     8,000  Paine Webber Group, Inc...............................................................       374,000
     4,200  Schwab (Charles) Corp.................................................................       461,475
                                                                                                    ------------
                                                                                                       2,411,000
                                                                                                    ------------
            INVESTMENT MANAGERS (0.4%)
    10,100  Franklin Resources, Inc...............................................................       410,313
     5,500  Kansas City Southern Industries, Inc..................................................       350,969
                                                                                                    ------------
                                                                                                         761,282
                                                                                                    ------------
            LIFE INSURANCE (0.7%)
     4,800  American General Corp.................................................................       361,800
    12,200  Conseco, Inc..........................................................................       371,338
     5,100  Jefferson-Pilot Corp..................................................................       337,556
     7,200  Lincoln National Corp.................................................................       376,650
                                                                                                    ------------
                                                                                                       1,447,344
                                                                                                    ------------
            MAJOR BANKS (4.4%)
     5,700  Bank of America Corp..................................................................       417,881
    10,000  Bank of New York Co., Inc.............................................................       366,875
     7,200  Bank One Corp.........................................................................       428,850
     7,800  BankBoston Corp.......................................................................       398,775
     4,900  Chase Manhattan Corp..................................................................       424,463
     6,000  Comerica, Inc.........................................................................       356,625
     7,700  First Union Corp......................................................................       361,900

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    12,000  Firstar Corp..........................................................................  $    336,000
     7,900  Fleet Financial Group, Inc............................................................       350,563
     9,900  Huntington Bancshares, Inc............................................................       345,881
    10,700  KeyCorp...............................................................................       343,738
     9,600  Mellon Bank Corp......................................................................       349,200
     2,900  Morgan (J.P.) & Co., Inc..............................................................       407,450
     5,400  National City Corp....................................................................       353,700
     6,300  PNC Bank Corp.........................................................................       363,038
     6,400  Republic New York Corp................................................................       436,400
     8,500  SouthTrust Corp.......................................................................       325,656
     4,400  State Street Corp.....................................................................       375,650
     8,400  Summit Bancorp........................................................................       351,225
     5,100  SunTrust Banks, Inc...................................................................       354,131
    10,600  U.S. Bancorp..........................................................................       360,400
     4,000  Wachovia Corp.........................................................................       342,250
     9,900  Wells Fargo & Co......................................................................       423,225
                                                                                                    ------------
                                                                                                       8,573,876
                                                                                                    ------------
            MAJOR CHEMICALS (1.4%)
     3,400  Dow Chemical Co.......................................................................       431,375
     5,400  DuPont (E.I.) de Nemours & Co., Inc...................................................       368,888
     7,000  Eastman Chemical Co...................................................................       362,250
    11,200  Hercules, Inc.........................................................................       440,300
     9,000  Monsanto Co...........................................................................       354,938
     9,700  Rohm & Haas Co........................................................................       415,907
     6,900  Union Carbide Corp....................................................................       336,375
                                                                                                    ------------
                                                                                                       2,710,033
                                                                                                    ------------
            MAJOR PHARMACEUTICALS (1.9%)
     7,800  Abbott Laboratories...................................................................       354,900
     6,800  American Home Products Corp...........................................................       391,000
     5,800  Bristol-Myers Squibb Co...............................................................       408,538
     4,100  Johnson & Johnson.....................................................................       401,800
     5,400  Lilly (Eli) & Co......................................................................       386,775
     4,900  Merck & Co., Inc......................................................................       362,600
     3,500  Pfizer, Inc...........................................................................       384,125
     6,300  Pharmacia & Upjohn, Inc...............................................................       357,919
     6,600  Schering-Plough Corp..................................................................       349,800
     5,600  Warner-Lambert Co.....................................................................       388,500
                                                                                                    ------------
                                                                                                       3,785,957
                                                                                                    ------------
            MAJOR U.S. TELECOMMUNICATIONS (2.1%)
     5,900  ALLTEL Corp...........................................................................       421,850
     6,200  Ameritech Corp........................................................................       455,700
     7,350  AT&T Corp.............................................................................       410,222
     6,400  Bell Atlantic Corp....................................................................       418,400
     8,000  BellSouth Corp........................................................................       375,000
     5,500  GTE Corp..............................................................................       416,625

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,400  MCI WorldCom, Inc.....................................................................  $    378,400
     7,200  SBC Communications, Inc...............................................................       417,600
     7,800  Sprint Corp. (FON Group)..............................................................       411,938
     6,000  U.S. West, Inc........................................................................       352,500
                                                                                                    ------------
                                                                                                       4,058,235
                                                                                                    ------------
            MANAGED HEALTH CARE (0.8%)
     3,900  Aetna, Inc............................................................................       348,806
    27,000  Humana, Inc.*.........................................................................       349,313
     6,800  United HealthCare Corp................................................................       425,850
     4,000  Wellpoint Health Networks, Inc.*......................................................       339,500
                                                                                                    ------------
                                                                                                       1,463,469
                                                                                                    ------------
            MEAT/POULTRY/FISH (0.2%)
    13,400  ConAgra, Inc..........................................................................       356,775
                                                                                                    ------------
            MEDIA CONGLOMERATES (0.6%)
    11,900  Disney (Walt) Co......................................................................       366,669
     5,800  Time Warner Inc.......................................................................       426,300
     9,600  Viacom, Inc. (Class B)*...............................................................       422,400
                                                                                                    ------------
                                                                                                       1,215,369
                                                                                                    ------------
            MEDICAL EQUIPMENT & SUPPLIES (0.2%)
     5,100  Medtronic, Inc........................................................................       397,163
                                                                                                    ------------
            MEDICAL SPECIALTIES (2.0%)
     8,000  ALZA Corp. (Class A)*.................................................................       407,000
     7,400  Bard (C.R.), Inc......................................................................       353,813
     5,900  Bausch & Lomb, Inc....................................................................       451,350
     5,800  Baxter International, Inc.............................................................       351,625
    11,500  Becton, Dickinson & Co................................................................       345,000
     8,900  Biomet, Inc...........................................................................       352,663
    10,400  Boston Scientific Corp.*..............................................................       456,950
     6,600  Guidant Corp..........................................................................       339,488
    11,900  Mallinckrodt, Inc.....................................................................       432,863
    12,600  St. Jude Medical, Inc.*...............................................................       448,875
                                                                                                    ------------
                                                                                                       3,939,627
                                                                                                    ------------
            MEDICAL/DENTAL DISTRIBUTORS (0.4%)
     5,900  Cardinal Health, Inc..................................................................       378,338
    11,500  McKesson HBOC, Inc....................................................................       369,438
                                                                                                    ------------
                                                                                                         747,776
                                                                                                    ------------
            MEDICAL/NURSING SERVICES (0.2%)
    28,800  HEALTHSOUTH Corp.*....................................................................       430,200
                                                                                                    ------------
            METALS FABRICATIONS (0.2%)
    19,500  Timken Co. (The)......................................................................       380,250
                                                                                                    ------------
            MID-SIZED BANKS (1.3%)
    15,000  AmSouth Bancorporation................................................................       347,813
     5,362  Fifth Third Bancorp...................................................................       356,908

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     6,500  Mercantile Bancorporation, Inc........................................................  $    371,313
     4,500  Northern Trust Corp...................................................................       436,500
     9,100  Regions Financial Corp................................................................       346,369
    17,000  Synovus Financial Corp................................................................       337,875
     8,300  Union Planters Corp...................................................................       370,906
                                                                                                    ------------
                                                                                                       2,567,684
                                                                                                    ------------
            MILITARY/GOV'T/TECHNICAL (0.7%)
    12,900  EG & G, Inc...........................................................................       459,563
     6,200  General Dynamics Corp.................................................................       424,700
     5,800  Raytheon Co. (Class B)................................................................       408,175
                                                                                                    ------------
                                                                                                       1,292,438
                                                                                                    ------------
            MOTOR VEHICLES (0.4%)
     6,500  Ford Motor Co.........................................................................       366,844
     5,600  General Motors Corp...................................................................       369,600
                                                                                                    ------------
                                                                                                         736,444
                                                                                                    ------------
            MOVIES/ENTERTAINMENT (0.4%)
    12,500  King World Productions Inc.*..........................................................       435,156
     8,400  Seagram Co. Ltd. (Canada).............................................................       423,150
                                                                                                    ------------
                                                                                                         858,306
                                                                                                    ------------
            MULTI-LINE INSURANCE (1.1%)
    10,000  Allstate Corp.........................................................................       358,750
     3,400  American International Group, Inc.....................................................       398,013
     4,500  CIGNA Corp............................................................................       400,500
     6,000  Hartford Financial Services Group Inc. (Note 3).......................................       349,875
     9,000  Provident Companies, Inc..............................................................       360,000
     7,300  Safeco Corp...........................................................................       322,113
                                                                                                    ------------
                                                                                                       2,189,251
                                                                                                    ------------
            MULTI-SECTOR COMPANIES (1.5%)
    13,100  Crane Co..............................................................................       411,831
     9,700  Fortune Brands, Inc...................................................................       401,338
     3,600  General Electric Co...................................................................       406,800
     4,500  Loews Corp............................................................................       356,063
    12,000  McDermott International, Inc..........................................................       339,000
     9,000  National Service Industries, Inc......................................................       324,000
    15,000  Tenneco, Inc..........................................................................       358,125
     4,300  Textron, Inc..........................................................................       353,944
                                                                                                    ------------
                                                                                                       2,951,101
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            NATURAL GAS (1.1%)
     5,900  Consolidated Natural Gas Co...........................................................  $    358,425
     9,200  Eastern Enterprises...................................................................       365,700
     9,300  Nicor Inc.............................................................................       353,981
    11,700  ONEOK, Inc............................................................................       371,475
     9,000  Peoples Energy Corp...................................................................       339,188
    15,300  Sempra Energy*........................................................................       346,163
                                                                                                    ------------
                                                                                                       2,134,932
                                                                                                    ------------
            NEWSPAPERS (0.9%)
     4,600  Gannett Co., Inc......................................................................       328,325
     6,100  Knight-Ridder, Inc....................................................................       335,119
    10,500  New York Times Co. (The) (Class A)....................................................       386,531
     5,500  Times Mirror Co. (Class A)............................................................       325,875
     4,900  Tribune Co............................................................................       426,913
                                                                                                    ------------
                                                                                                       1,802,763
                                                                                                    ------------
            OFFICE EQUIPMENT/SUPPLIES (0.6%)
     6,600  Avery Dennison Corp...................................................................       398,475
     6,000  Pitney Bowes, Inc.....................................................................       385,500
     6,400  Xerox Corp............................................................................       378,000
                                                                                                    ------------
                                                                                                       1,161,975
                                                                                                    ------------
            OIL & GAS PRODUCTION (1.0%)
    10,000  Anardarko Petroleum Corp..............................................................       368,125
    12,000  Apache Corp...........................................................................       468,000
     8,200  Burlington Resources, Inc.............................................................       354,650
    17,800  Occidental Petroleum Corp.............................................................       376,025
    28,000  Union Pacific Resources Group, Inc....................................................       456,750
                                                                                                    ------------
                                                                                                       2,023,550
                                                                                                    ------------
            OIL REFINING/MARKETING (0.6%)
     9,000  Ashland, Inc..........................................................................       361,125
    12,000  Sunoco, Inc...........................................................................       362,250
    12,000  USX-Marathon Group....................................................................       390,750
                                                                                                    ------------
                                                                                                       1,114,125
                                                                                                    ------------
            OIL/GAS TRANSMISSION (1.0%)
    10,000  Coastal Corp..........................................................................       400,000
     5,900  Columbia Gas System, Inc..............................................................       369,856
     5,400  Enron Corp............................................................................       441,450
    11,200  Sonat, Inc............................................................................       371,000
     9,400  Williams Companies, Inc...............................................................       400,088
                                                                                                    ------------
                                                                                                       1,982,394
                                                                                                    ------------
            OILFIELD SERVICES/EQUIPMENT (0.7%)
    13,200  Baker Hughes Inc......................................................................       442,200
     9,700  Halliburton Co........................................................................       438,925

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     6,500  Schlumberger, Ltd.....................................................................  $    413,969
                                                                                                    ------------
                                                                                                       1,295,094
                                                                                                    ------------
            OTHER CONSUMER SERVICES (0.6%)
     7,900  Block (H.&R.), Inc....................................................................       395,000
    19,500  Cendant Corp.*........................................................................       399,750
    21,200  Service Corp. International...........................................................       408,100
                                                                                                    ------------
                                                                                                       1,202,850
                                                                                                    ------------
            OTHER METALS/MINERALS (0.8%)
    20,000  ASARCO, Inc...........................................................................       376,250
    28,900  Cyprus Amax Minerals Co...............................................................       438,919
    25,300  Inco Ltd. (Canada)....................................................................       455,400
     5,800  Phelps Dodge Corp.....................................................................       359,238
                                                                                                    ------------
                                                                                                       1,629,807
                                                                                                    ------------
            OTHER PHARMACEUTICALS (0.2%)
     4,000  Allergan, Inc.........................................................................       444,000
                                                                                                    ------------
            OTHER SPECIALTY STORES (1.0%)
    12,000  AutoZone, Inc.*.......................................................................       361,500
    14,000  Office Depot, Inc.*...................................................................       308,875
    22,300  Pep Boys-Manny, Moe & Jack............................................................       482,238
    12,200  Staples, Inc.*........................................................................       376,675
    19,000  Toys 'R' Us, Inc.*....................................................................       393,063
                                                                                                    ------------
                                                                                                       1,922,351
                                                                                                    ------------
            OTHER TELECOMMUNICATIONS (0.4%)
     8,700  CenturyTel Inc........................................................................       345,825
     7,400  Frontier Corp.........................................................................       436,600
                                                                                                    ------------
                                                                                                         782,425
                                                                                                    ------------
            OTHER TRANSPORTATION (0.1%)
    30,600  Laidlaw, Inc. (Canada)................................................................       225,675
                                                                                                    ------------
            PACKAGE GOODS/COSMETICS (1.5%)
    12,700  Alberto-Culver Co. (Class B)..........................................................       338,138
     7,900  Avon Products, Inc....................................................................       438,450
     3,400  Clorox Co.............................................................................       363,163
     3,900  Colgate-Palmolive Co..................................................................       385,125
     8,200  Gillette Co...........................................................................       336,200
     7,600  International Flavors & Fragrances, Inc...............................................       337,250
     6,300  Kimberly-Clark Corp...................................................................       359,100
     4,000  Procter & Gamble Co...................................................................       357,000
                                                                                                    ------------
                                                                                                       2,914,426
                                                                                                    ------------
            PACKAGED FOODS (1.7%)
     7,100  Bestfoods.............................................................................       351,450
     8,100  Campbell Soup Co......................................................................       375,638

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,500  General Mills, Inc....................................................................  $    361,688
     7,300  Heinz (H.J.) Co.......................................................................       365,913
    10,500  Kellogg Co............................................................................       346,500
     5,700  Quaker Oats Company (The).............................................................       378,338
    10,900  Ralston-Ralston Purina Group..........................................................       331,769
    15,500  Sara Lee Corp.........................................................................       351,656
     5,100  Unilever N.V. (Nethernlands)..........................................................       355,725
                                                                                                    ------------
                                                                                                       3,218,677
                                                                                                    ------------
            PAINTS/COATINGS (0.4%)
     6,000  PPG Industries, Inc...................................................................       354,375
    13,000  Sherwin-Williams Co...................................................................       360,750
                                                                                                    ------------
                                                                                                         715,125
                                                                                                    ------------
            PAPER (1.7%)
    10,000  Boise Cascade Corp....................................................................       428,750
     7,800  Champion International Corp...........................................................       373,425
     9,000  Fort James Corp.......................................................................       340,875
     8,500  International Paper Co................................................................       429,250
    10,300  Mead Corp.............................................................................       430,025
     9,300  Potlatch Corp.........................................................................       408,619
    14,700  Westavaco Corp........................................................................       426,300
     9,200  Willamette Industries, Inc............................................................       423,775
                                                                                                    ------------
                                                                                                       3,261,019
                                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS (0.4%)
     5,000  Eastman Kodak Co......................................................................       338,750
    16,400  Polaroid Corp.........................................................................       453,050
                                                                                                    ------------
                                                                                                         791,800
                                                                                                    ------------
            PRECIOUS METALS (1.1%)
    18,900  Barrick Gold Corp. (Canada)...........................................................       366,188
    71,000  Battle Mountain Gold Co...............................................................       173,063
    26,100  Freeport-McMoran Copper & Gold, Inc. (Class B)........................................       468,169
    42,000  Homestake Mining Co...................................................................       343,875
    18,500  Newmont Mining Corp...................................................................       367,688
    30,000  Placer Dome Inc. (Canada).............................................................       354,375
                                                                                                    ------------
                                                                                                       2,073,358
                                                                                                    ------------
            PRECISION INSTRUMENTS (0.4%)
     3,900  Pe Corp-Pe Biosystems Group...........................................................       447,525
    13,100  Tektronix, Inc........................................................................       395,456
                                                                                                    ------------
                                                                                                         842,981
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            PRINTING/FORMS (0.5%)
    10,000  Deluxe Corp...........................................................................  $    389,375
     8,900  Donnelley (R.R.) & Sons Co............................................................       329,856
    29,000  Moore Corp. Ltd. (Canada).............................................................       242,875
                                                                                                    ------------
                                                                                                         962,106
                                                                                                    ------------
            PROPERTY-CASUALTY INSURERS (0.7%)
     5,100  Chubb Corp............................................................................       354,450
     9,100  Cincinnati Financial Corp.............................................................       340,681
     2,300  Progressive Corp......................................................................       333,500
    10,800  St. Paul Companies, Inc...............................................................       343,575
                                                                                                    ------------
                                                                                                       1,372,206
                                                                                                    ------------
            RAILROADS (0.7%)
    11,000  Burlington Northern Santa Fe Corp.....................................................       341,000
     8,200  CSX Corp..............................................................................       371,563
    11,000  Norfolk Southern Corp.................................................................       331,375
     6,900  Union Pacific Corp....................................................................       402,356
                                                                                                    ------------
                                                                                                       1,446,294
                                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS (0.6%)
    15,600  Brunswick Corp........................................................................       434,850
    13,950  Hasbro, Inc...........................................................................       389,728
    13,000  Mattel, Inc...........................................................................       343,688
                                                                                                    ------------
                                                                                                       1,168,266
                                                                                                    ------------
            RENTAL/LEASING COMPANIES (0.2%)
    13,700  Ryder System, Inc.....................................................................       356,200
                                                                                                    ------------
            RESTAURANTS (0.8%)
    18,300  Darden Restaurants, Inc...............................................................       399,169
     9,100  McDonald's Corp.......................................................................       375,944
     6,800  Tricon Global Restaurants, Inc.*......................................................       368,050
    13,800  Wendy's International, Inc............................................................       390,713
                                                                                                    ------------
                                                                                                       1,533,876
                                                                                                    ------------
            SAVINGS & LOAN ASSOCIATIONS (0.4%)
     3,500  Golden West Financial Corp............................................................       343,000
     9,600  Washington Mutual, Inc................................................................       339,600
                                                                                                    ------------
                                                                                                         682,600
                                                                                                    ------------
            SEMICONDUCTORS (1.2%)
    18,900  Advanced Micro Devices, Inc.*.........................................................       341,381
     6,400  Intel Corp............................................................................       380,400
     9,600  LSI Logic Corp.*......................................................................       442,800
     9,200  Micron Technology, Inc.*..............................................................       370,875
    17,600  National Semiconductor Corp.*.........................................................       445,500

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     3,100  Texas Instruments, Inc................................................................  $    449,500
                                                                                                    ------------
                                                                                                       2,430,456
                                                                                                    ------------
            SERVICES TO THE HEALTH INDUSTRY (0.4%)
    10,400  IMS Health Inc........................................................................       325,000
     6,700  Shared Medical Systems Corp...........................................................       437,175
                                                                                                    ------------
                                                                                                         762,175
                                                                                                    ------------
            SHOE MANUFACTURING (0.4%)
     6,800  Nike, Inc. (Class B)..................................................................       430,525
    23,000  Reebok International Ltd. (United Kingdom)*...........................................       428,375
                                                                                                    ------------
                                                                                                         858,900
                                                                                                    ------------
            SMALLER BANKS (0.2%)
     9,600  BB&T Corp.............................................................................       352,200
                                                                                                    ------------
            SPECIALTY CHEMICALS (1.6%)
     9,000  Air Products & Chemicals, Inc.........................................................       362,250
    18,200  Engelhard Corp........................................................................       411,775
     6,300  FMC Corp.*............................................................................       430,369
    23,100  Grace (W. R.) & Co....................................................................       424,463
     8,000  Great Lakes Chemical Corp.............................................................       368,500
     8,400  Nalco Chemical Co.....................................................................       435,750
     8,800  Praxair, Inc..........................................................................       430,650
    10,000  Sigma-Aldrich Corp....................................................................       344,375
                                                                                                    ------------
                                                                                                       3,208,132
                                                                                                    ------------
            SPECIALTY FOODS/CANDY (0.4%)
     6,200  Hershey Foods Corp....................................................................       368,125
     4,100  Wrigley (Wm.) Jr. Co. (Class A).......................................................       369,000
                                                                                                    ------------
                                                                                                         737,125
                                                                                                    ------------
            SPECIALTY INSURERS (0.4%)
     5,200  MBIA, Inc.............................................................................       336,700
     9,000  MGIC Investment Corp..................................................................       437,625
                                                                                                    ------------
                                                                                                         774,325
                                                                                                    ------------
            SPECIALTY STEELS (0.2%)
     7,100  Nucor Corp............................................................................       336,806
                                                                                                    ------------
            STEEL/IRON ORE (0.8%)
    55,000  Armco, Inc.*..........................................................................       364,375
    43,000  Bethlehem Steel Corp.*................................................................       330,563
    13,500  USX-U.S. Steel Group..................................................................       364,500
    26,400  Worthington Industries, Inc...........................................................       432,300
                                                                                                    ------------
                                                                                                       1,491,738
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS EQUIPMENT (1.6%)
     6,600  Corning Inc...........................................................................  $    462,825
    10,600  General Instrument Corp.*.............................................................       450,500
     6,600  Lucent Technologies Inc...............................................................       445,088
     4,700  Motorola, Inc.........................................................................       445,325
     5,100  Nortel Networks Corp. (Canada)........................................................       442,744
    12,200  Scientific-Atlanta, Inc...............................................................       439,200
     6,600  Tellabs, Inc.*........................................................................       445,913
                                                                                                    ------------
                                                                                                       3,131,595
                                                                                                    ------------
            TEXTILES (0.2%)
    10,100  Springs Industries, Inc. (Class A)....................................................       440,613
                                                                                                    ------------
            TOBACCO (0.5%)
    17,400  Nabisco Group Holdings Corp...........................................................       340,388
     8,700  Philip Morris Companies, Inc..........................................................       349,631
    11,200  UST, Inc..............................................................................       327,600
                                                                                                    ------------
                                                                                                       1,017,619
                                                                                                    ------------
            TOOLS/HARDWARE (0.8%)
     6,300  Black & Decker Corp...................................................................       397,688
     7,200  Briggs & Stratton Corp................................................................       415,800
    10,700  Snap-On, Inc..........................................................................       387,206
    12,600  Stanley Works.........................................................................       405,563
                                                                                                    ------------
                                                                                                       1,606,257
                                                                                                    ------------
            WHOLESALE DISTRIBUTORS (0.4%)
     7,400  Grainger (W.W.), Inc..................................................................       398,213
    30,300  IKON Office Solutions, Inc............................................................       454,500
                                                                                                    ------------
                                                                                                         852,713
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $137,585,688)........................................................   192,700,984
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.5%)
            REPURCHASE AGREEMENT
$    2,955  The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $2,955,811) (a)
              (IDENTIFIED COST $2,955,432)........................................................  $  2,955,432
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $140,541,120) (B)........................................................  100.5%     195,656,416

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.5)      (1,013,111)
                                                                                            ------   -------------

NET ASSETS................................................................................  100.0%   $ 194,643,304
                                                                                            ------   -------------
                                                                                            ------   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $2,924,396 U.S. Treasury Note 6.625% due 04/30/02 valued at $3,014,540.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $59,829,786 and the aggregate gross unrealized depreciation is $4,714,490, resulting in net unrealized appreciation of $55,115,296.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.3%)
           ADVERTISING (1.1%)
   9,000   Omnicom Group, Inc......................................................................  $   720,000
                                                                                                     -----------
           AEROSPACE (5.8%)
  19,600   Gulfstream Aerospace Corp.*.............................................................    1,324,225
  34,600   United Technologies Corp................................................................    2,480,387
                                                                                                     -----------
                                                                                                       3,804,612
                                                                                                     -----------
           ALCOHOLIC BEVERAGES (0.6%)
   5,300   Anheuser-Busch Companies, Inc...........................................................      375,969
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (0.5%)
  10,800   Coca-Cola Enterprises Inc...............................................................      321,300
                                                                                                     -----------
           BIOTECHNOLOGY (1.2%)
  13,200   Amgen Inc.*.............................................................................      802,725
                                                                                                     -----------
           BROADCASTING (4.1%)
  11,600   Chancellor Media Corp.*.................................................................      638,725
  29,700   Clear Channel Communications, Inc.*.....................................................    2,047,444
                                                                                                     -----------
                                                                                                       2,686,169
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (2.6%)
  26,800   Home Depot, Inc. (The)..................................................................    1,726,925
                                                                                                     -----------
           CABLE TELEVISION (3.6%)
  30,600   AT&T Corp. - Liberty Media Group (Class A)*.............................................    1,124,550
  26,400   Comcast Corp. (Class A Special).........................................................    1,014,750
   4,500   Comcast Corp. (Class A).................................................................      161,156
     400   MediaOne Group, Inc.*...................................................................       29,750
                                                                                                     -----------
                                                                                                       2,330,206
                                                                                                     -----------
           CELLULAR TELEPHONE (0.5%)
  15,100   Crown Castle International Corp.*.......................................................      313,325
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (1.9%)
  17,200   Abercrombie & Fitch Co. (Class A)*......................................................      825,600
   8,505   Intimate Brands, Inc....................................................................      402,924
                                                                                                     -----------
                                                                                                       1,228,524
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (4.3%)
  39,250   Cisco Systems, Inc.*....................................................................    2,529,172
   1,800   Juniper Networks, Inc.*.................................................................      268,087
                                                                                                     -----------
                                                                                                       2,797,259
                                                                                                     -----------
           COMPUTER HARDWARE (0.4%)
   3,700   Sun Microsystems, Inc.*.................................................................      254,837
                                                                                                     -----------
           COMPUTER SOFTWARE (6.7%)
   4,700   BMC Software, Inc.*.....................................................................      253,506
   8,800   Compuware Corp.*........................................................................      279,400
  33,000   Microsoft Corp.*........................................................................    2,974,125

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   5,400   New Era of Networks, Inc.*..............................................................  $   236,925
  15,600   Novell, Inc.*...........................................................................      413,400
   4,550   Oracle Corp.*...........................................................................      168,919
                                                                                                     -----------
                                                                                                       4,326,275
                                                                                                     -----------
           DISCOUNT CHAINS (4.0%)
  16,200   Costco Companies, Inc.*.................................................................    1,296,000
  26,700   Wal-Mart Stores, Inc....................................................................    1,288,275
                                                                                                     -----------
                                                                                                       2,584,275
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (0.4%)
   8,533   Nielsen Media Research, Inc.*...........................................................      249,590
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
   2,300   Uniphase Corp.*.........................................................................      381,800
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (3.4%)
   8,900   American Express Co.....................................................................    1,158,112
  22,000   Citigroup Inc...........................................................................    1,045,000
                                                                                                     -----------
                                                                                                       2,203,112
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (6.9%)
  47,500   Tyco International Ltd. (Bermuda).......................................................    4,500,625
                                                                                                     -----------
           E.D.P. SERVICES (0.4%)
  11,300   Quantum Corp.*..........................................................................      271,200
                                                                                                     -----------
           ELECTRIC UTILITIES (0.3%)
   2,600   Montana Power Co........................................................................      183,300
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.0%)
   8,700   Applied Materials, Inc.*................................................................      642,712
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (0.4%)
   3,100   Exxon Corp..............................................................................      239,087
                                                                                                     -----------
           INTERNET SERVICES (1.5%)
   7,100   America Online, Inc.*...................................................................      784,550
     400   Ask Jeeves, Inc.*.......................................................................        5,600
   3,000   At Home Corp. (Series A)*...............................................................      161,813
     100   Clarent Corp.*..........................................................................        1,500
                                                                                                     -----------
                                                                                                         953,463
                                                                                                     -----------
           MAJOR BANKS (1.1%)
  20,200   Bank of New York Co., Inc...............................................................      741,088
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (11.7%)
   5,000   American Home Products Corp.............................................................      287,500
  22,600   Bristol-Myers Squibb Co.................................................................    1,591,888
   6,300   Johnson & Johnson.......................................................................      617,400
   4,400   Lilly (Eli) & Co........................................................................      315,150
  20,700   Merck & Co., Inc........................................................................    1,531,800
  10,200   Pfizer, Inc.............................................................................    1,119,450
   4,800   Pharmacia & Upjohn, Inc.................................................................      272,700
  10,500   Schering-Plough Corp....................................................................      556,500
  19,300   Warner-Lambert Co.......................................................................    1,338,938
                                                                                                     -----------
                                                                                                       7,631,326
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (6.3%)
  18,946   AT&T Corp...............................................................................  $ 1,057,424
  14,700   Bell Atlantic Corp......................................................................      961,013
  24,200   MCI WorldCom, Inc.......................................................................    2,081,200
                                                                                                     -----------
                                                                                                       4,099,637
                                                                                                     -----------
           MEDIA CONGLOMERATES (2.6%)
  22,700   Time Warner Inc.........................................................................    1,668,450
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (1.8%)
   4,800   General Motors Corp. (Class H)*.........................................................      270,000
   6,200   Litton Industries, Inc.*................................................................      444,850
  25,600   Loral Space & Communications Ltd.*......................................................      460,800
                                                                                                     -----------
                                                                                                       1,175,650
                                                                                                     -----------
           MOTOR VEHICLES (0.0%)
     200   Harley-Davidson, Inc....................................................................       10,875
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (5.6%)
  24,900   General Electric Co.....................................................................    2,813,700
  10,100   Textron, Inc............................................................................      831,356
                                                                                                     -----------
                                                                                                       3,645,056
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (2.2%)
  22,000   Pitney Bowes, Inc.......................................................................    1,413,500
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.0%)
     100   E-LOAN, Inc.*...........................................................................        3,850
                                                                                                     -----------
           OTHER SPECIALTY STORES (0.7%)
  21,400   Office Depot, Inc.*.....................................................................      472,138
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (1.2%)
   8,500   Procter & Gamble Co.....................................................................      758,625
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS (1.3%)
     373   Berkshire Hathaway, Inc. (Class B)*.....................................................      835,520
                                                                                                     -----------
           RESTAURANTS (0.3%)
   6,400   Brinker International, Inc.*............................................................      174,000
                                                                                                     -----------
           RETAIL - SPECIALTY (1.7%)
   1,800   Best Buy Co., Inc.*.....................................................................      121,500
  20,225   Gap, Inc. (The).........................................................................    1,018,834
                                                                                                     -----------
                                                                                                       1,140,334
                                                                                                     -----------
           SEMICONDUCTORS (3.3%)
  28,900   Intel Corp..............................................................................    1,717,744
   2,900   Texas Instruments, Inc..................................................................      420,500
                                                                                                     -----------
                                                                                                       2,138,244
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.4%)
   9,700   Keebler Foods Co.*......................................................................      294,638
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT (3.6%)
  17,300   American Tower Corp. (Class A)*.........................................................  $   415,200
   2,000   CIENA Corp.*............................................................................       60,500
   2,900   L-3 Communications Holdings, Inc.*......................................................      140,106
   8,800   Lucent Technologies Inc.................................................................      593,450
  11,700   Motorola, Inc...........................................................................    1,108,575
                                                                                                     -----------
                                                                                                       2,317,831
                                                                                                     -----------
           TOBACCO (1.1%)
  17,700   Philip Morris Companies, Inc............................................................      711,319
                                                                                                     -----------
           WHOLESALE DISTRIBUTORS (0.2%)
   5,800   WESCO International, Inc.*..............................................................      118,900
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $49,804,975)...........................................................   63,248,271
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (2.5%)
           REPURCHASE AGREEMENT
$  1,593   The Bank of New York 4.625% due 07/01/99 (dated 06/30/99; proceeds $1,593,059) (a)
             (IDENTIFIED COST $1,592,854)..........................................................    1,592,854
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $51,397,829) (B)..........................................................   99.8%     64,841,125

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.2         139,471
                                                                                             ------   ------------

NET ASSETS.................................................................................  100.0%   $ 64,980,596
                                                                                             ------   ------------
                                                                                             ------   ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $1,630,041 U.S. Treasury Bill 0.00% due 07/29/99 valued at $1,624,711.
(b) The aggregate cost for federal income tax purposes approximates indentified cost. The aggregate gross unrealized appreciation is $13,838,369 and the aggregate gross unrealized depreciation is $395,073, resulting in net unrealized appreciation of $13,443,296.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.8%)
           ADVERTISING (0.2%)
  12,000   Interpublic Group of Companies, Inc....................................................  $  1,039,500
                                                                                                    ------------
           AEROSPACE (0.8%)
  54,000   United Technologies Corp...............................................................     3,871,125
                                                                                                    ------------
           AIRLINES (1.0%)
 164,900   Southwest Airlines Co..................................................................     5,132,512
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.5%)
  67,000   Anheuser-Busch Companies, Inc..........................................................     4,752,812
   8,500   LVMH-Moet Hennessy Louis Vuitton (France)..............................................     2,493,991
   6,900   LVMH-Moet Hennessy Louis Vuitton (France) (Rights)*....................................       202,168
                                                                                                    ------------
                                                                                                       7,448,971
                                                                                                    ------------
           ALUMINUM (0.9%)
  71,000   Alcoa Inc..............................................................................     4,393,125
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.4%)
  40,000   Lear Corp.*............................................................................     1,990,000
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (0.3%)
  40,000   Coca-Cola Enterprises Inc..............................................................     1,190,000
  22,600   Pepsi Bottling Group, Inc..............................................................       521,212
                                                                                                    ------------
                                                                                                       1,711,212
                                                                                                    ------------
           BIOTECHNOLOGY (2.6%)
  50,000   Biogen, Inc.*..........................................................................     3,215,625
  74,000   Bristol-Myers Squibb Co................................................................     5,212,375
  95,000   Cephalon, Inc.*........................................................................     1,615,000
  15,000   IDEC Pharmaceuticals Corp.*............................................................     1,155,000
   6,000   Immunex Corp.*.........................................................................       764,250
  15,000   MedImmune, Inc.*.......................................................................     1,020,000
                                                                                                    ------------
                                                                                                      12,982,250
                                                                                                    ------------
           BOOKS/MAGAZINES (0.4%)
  50,000   Reader's Digest Assoc., Inc. (Class A).................................................     1,987,500
                                                                                                    ------------
           BROADCASTING (3.8%)
 110,000   CBS Corp...............................................................................     4,778,125
  22,500   Chancellor Media Corp.*................................................................     1,238,906
  51,000   Clear Channel Communications, Inc.*....................................................     3,515,812
  48,000   Grupo Televisa S.A. (GDR) (Mexico)*....................................................     2,151,000
  40,000   Hispanic Broadcasting Corp.*...........................................................     3,032,500
  46,800   Univision Communications, Inc. (Class A)*..............................................     3,088,800

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  33,000   USA Networks, Inc.*....................................................................  $  1,322,062
                                                                                                    ------------
                                                                                                      19,127,205
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (0.8%)
  60,000   Home Depot, Inc. (The).................................................................     3,866,250
                                                                                                    ------------
           CABLE TELEVISION (3.0%)
   8,000   Adelphia Communications Corp. (Class A)*...............................................       515,500
 100,000   AT&T Corp. - Liberty Media Group (Class A)*............................................     3,675,000
  17,000   Cablevision Systems Corp. (Class A)*...................................................     1,190,000
  25,000   Comcast Corp. (Class A Special)........................................................       960,937
  56,000   Cox Communications, Inc. (Class A)*....................................................     2,061,500
  42,000   EchoStar Communications Corp. (Class A)*...............................................     6,444,375
                                                                                                    ------------
                                                                                                      14,847,312
                                                                                                    ------------
           CASINO/GAMBLING (0.5%)
  23,000   Mandalay Resort Group*.................................................................       485,875
  44,000   MGM Grand, Inc.*.......................................................................     2,156,000
                                                                                                    ------------
                                                                                                       2,641,875
                                                                                                    ------------
           CELLULAR TELEPHONE (1.5%)
  59,000   Nextel Communications, Inc. (Class A)*.................................................     2,961,062
  39,000   Sprint Corp. (PCS Group)*..............................................................     2,227,875
 105,000   Vodafone AirTouch PLC (United Kingdom).................................................     2,069,550
  15,000   Western Wireless Corp. (Class A)*......................................................       405,000
                                                                                                    ------------
                                                                                                       7,663,487
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (1.1%)
  36,500   Gap, Inc. (The)........................................................................     1,838,687
  58,800   Intimate Brands, Inc...................................................................     2,785,650
  22,627   Limited (The), Inc.....................................................................     1,026,700
                                                                                                    ------------
                                                                                                       5,651,037
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.5%)
  86,000   Cisco Systems, Inc.*...................................................................     5,541,625
  14,000   Juniper Networks, Inc.*................................................................     2,085,125
                                                                                                    ------------
                                                                                                       7,626,750
                                                                                                    ------------
           COMPUTER SOFTWARE (5.6%)
  14,300   BackWeb Technologies Ltd. (Israel)*....................................................       387,887
   3,500   Bottomline Technologies, Inc...........................................................       185,062
  25,000   Citrix Systems, Inc.*..................................................................     1,404,687

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  77,000   Compuware Corp.*.......................................................................  $  2,444,750
  75,000   i2 Technologies, Inc.*.................................................................     3,225,000
  70,000   Microsoft Corp.*.......................................................................     6,308,750
 120,000   Oracle Corp.*..........................................................................     4,455,000
  32,000   Rational Software Corp.*...............................................................     1,054,000
  73,000   Siebel Systems, Inc.*..................................................................     4,836,250
  39,000   Veritas Software Corp.*................................................................     3,702,562
                                                                                                    ------------
                                                                                                      28,003,948
                                                                                                    ------------
           COMPUTER/VIDEO CHAINS (2.5%)
  62,000   Best Buy Co., Inc.*....................................................................     4,185,000
  50,000   Circuit City Stores, Inc.-Circuit City Group...........................................     4,650,000
     144   Dixons Group PLC (United Kingdom)......................................................         2,691
  72,200   Tandy Corp.............................................................................     3,528,775
                                                                                                    ------------
                                                                                                      12,366,466
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.4%)
  17,000   Caterpillar, Inc.......................................................................     1,020,000
  20,000   Navistar International Corp.*..........................................................     1,000,000
                                                                                                    ------------
                                                                                                       2,020,000
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.7%)
  33,000   Sony Corp. (Japan).....................................................................     3,553,218
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.0%)
  70,000   Temple-Inland, Inc.....................................................................     4,777,500
                                                                                                    ------------
           CONTRACT DRILLING (0.4%)
  50,000   ENSCO International Inc................................................................       996,875
  63,000   Rowan Companies, Inc.*.................................................................     1,161,562
                                                                                                    ------------
                                                                                                       2,158,437
                                                                                                    ------------
           DEPARTMENT STORES (0.6%)
  36,600   Federated Department Stores, Inc.*.....................................................     1,937,512
  25,000   Sears, Roebuck & Co....................................................................     1,114,062
                                                                                                    ------------
                                                                                                       3,051,574
                                                                                                    ------------
           DISCOUNT CHAINS (3.2%)
  50,000   Ames Department Stores, Inc.*..........................................................     2,275,000
 154,000   Dayton Hudson Corp.....................................................................    10,010,000
  77,000   Wal-Mart Stores, Inc...................................................................     3,715,250
                                                                                                    ------------
                                                                                                      16,000,250
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.9%)
  14,000   CheckFree Holdings Corp.*..............................................................       385,000
  45,000   Concord EFS, Inc.*.....................................................................     1,904,062

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  35,000   SABRE Group Holdings, Inc.*............................................................  $  2,406,250
                                                                                                    ------------
                                                                                                       4,695,312
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
  23,000   Honeywell, Inc.........................................................................     2,665,125
  20,000   Rockwell International Corp............................................................     1,215,000
   6,000   Uniphase Corp.*........................................................................       996,000
                                                                                                    ------------
                                                                                                       4,876,125
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (1.9%)
  36,000   American Express Co....................................................................     4,684,500
  50,400   Citigroup Inc..........................................................................     2,394,000
  37,100   Equitable Companies, Inc...............................................................     2,485,700
                                                                                                    ------------
                                                                                                       9,564,200
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (2.7%)
  45,000   AlliedSignal, Inc......................................................................     2,835,000
  24,000   Mannesmann AG (Germany)................................................................     3,589,139
  25,000   Minnesota Mining & Manufacturing Co....................................................     2,173,437
  50,000   Tyco International Ltd. (Bermuda)......................................................     4,737,500
                                                                                                    ------------
                                                                                                      13,335,076
                                                                                                    ------------
           DRUGSTORE CHAINS (0.7%)
  36,000   CVS Corp...............................................................................     1,827,000
  50,000   Walgreen Co............................................................................     1,468,750
                                                                                                    ------------
                                                                                                       3,295,750
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.2%)
  18,800   Lexmark International Group, Inc. (Class A)*...........................................     1,241,975
                                                                                                    ------------
           E.D.P. SERVICES (1.8%)
  73,000   Electronic Data Systems Corp...........................................................     4,129,062
  99,000   First Data Corp........................................................................     4,844,812
                                                                                                    ------------
                                                                                                       8,973,874
                                                                                                    ------------
           ELECTRIC UTILITIES (0.4%)
  38,000   AES Corp. (The)*.......................................................................     2,208,750
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.4%)
  26,000   Flextronics International, Ltd.*.......................................................     1,436,500
   5,000   Sanmina Corp.*.........................................................................       379,375
                                                                                                    ------------
                                                                                                       1,815,875
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (0.2%)
  25,000   Unisys Corp.*..........................................................................       973,438
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC PRODUCTION EQUIPMENT (3.0%)
  73,000   Applied Materials, Inc.*...............................................................  $  5,392,875
  52,000   ASM Lithography Holding NV (Netherlands)*..............................................     3,068,000
  11,300   Jabil Circuit, Inc.*...................................................................       509,913
  60,010   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)*............................     2,040,340
  56,200   Teradyne, Inc.*........................................................................     4,032,350
                                                                                                    ------------
                                                                                                      15,043,478
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.5%)
  45,000   Waste Management, Inc..................................................................     2,418,750
                                                                                                    ------------
           FINANCE COMPANIES (0.9%)
  45,000   Capital One Financial Corp.............................................................     2,505,938
  48,600   MBNA Corp..............................................................................     1,488,375
   8,600   NextCard, Inc.*........................................................................       291,325
                                                                                                    ------------
                                                                                                       4,285,638
                                                                                                    ------------
           FLUID CONTROLS (0.2%)
  20,400   Parker-Hannifin Corp...................................................................       933,300
                                                                                                    ------------
           FOREST PRODUCTS (0.9%)
  90,000   Georgia-Pacific Group..................................................................     4,263,750
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
  43,000   Columbia/HCA Healthcare Corp...........................................................       980,938
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.6%)
  14,300   Illinois Tool Works Inc................................................................     1,172,600
  25,300   Ingersoll-Rand Co......................................................................     1,635,013
                                                                                                    ------------
                                                                                                       2,807,613
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.4%)
  28,700   Marsh & McLennan Companies, Inc........................................................     2,166,850
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (0.9%)
  21,000   BP Amoco PLC (ADR) (United Kingdom)....................................................     2,278,500
  27,400   Exxon Corp.............................................................................     2,113,225
                                                                                                    ------------
                                                                                                       4,391,725
                                                                                                    ------------
           INTERNET SERVICES (2.3%)
   8,700   America Online, Inc.*..................................................................       961,350
   2,300   Ask Jeeves, Inc.*......................................................................        32,200
   4,600   High Speed Access Corp.*...............................................................       117,875
  50,000   RealNetworks, Inc.*....................................................................     3,443,750
  26,000   VeriSign, Inc.*........................................................................     2,242,500
   5,000   Vignette Corp.*........................................................................       385,625

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  25,600   Yahoo! Inc.*...........................................................................  $  4,408,000
                                                                                                    ------------
                                                                                                      11,591,300
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.1%)
  12,000   Paine Webber Group, Inc................................................................       561,000
                                                                                                    ------------
           LIFE INSURANCE (0.3%)
  25,000   Lincoln National Corp..................................................................     1,307,813
                                                                                                    ------------
           MAJOR BANKS (1.8%)
  30,000   Chase Manhattan Corp...................................................................     2,598,750
  64,000   Huntington Bancshares, Inc.............................................................     2,236,000
  30,000   Morgan (J.P.) & Co., Inc...............................................................     4,215,000
                                                                                                    ------------
                                                                                                       9,049,750
                                                                                                    ------------
           MAJOR CHEMICALS (0.2%)
   9,000   Dow Chemical Co........................................................................     1,141,875
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (1.8%)
  62,000   American Home Products Corp............................................................     3,565,000
  25,000   COR Therapeutics, Inc.*................................................................       365,625
  35,000   Johnson & Johnson......................................................................     3,430,000
  27,300   Pharmacia & Upjohn, Inc................................................................     1,550,981
     667   SmithKline Beecham PLC (United Kingdom)................................................         8,671
                                                                                                    ------------
                                                                                                       8,920,277
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.4%)
  55,000   AT&T Corp..............................................................................     3,069,688
  25,000   MCI WorldCom, Inc......................................................................     2,150,000
  38,000   Sprint Corp. (FON Group)...............................................................     2,006,875
                                                                                                    ------------
                                                                                                       7,226,563
                                                                                                    ------------
           MANAGED HEALTH CARE (1.0%)
  57,000   United HealthCare Corp.................................................................     3,569,625
  16,000   Wellpoint Health Networks, Inc.*.......................................................     1,358,000
                                                                                                    ------------
                                                                                                       4,927,625
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.5%)
  93,000   Fox Entertainment Group, Inc. (Series A)*..............................................     2,505,188
  38,600   Time Warner Inc........................................................................     2,837,100
  53,000   Viacom, Inc. (Class B)*................................................................     2,332,000
                                                                                                    ------------
                                                                                                       7,674,288
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.3%)
  68,000   Summit Technology, Inc.*...............................................................     1,496,000
                                                                                                    ------------
           MEDICAL SPECIALTIES (2.4%)
  20,000   Bausch & Lomb, Inc.....................................................................     1,530,000
  81,200   Boston Scientific Corp.*...............................................................     3,567,725

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  24,000   Minimed, Inc.*.........................................................................  $  1,846,500
  31,000   Perclose, Inc.*........................................................................     1,488,000
  34,400   St. Jude Medical, Inc.*................................................................     1,225,500
  28,000   VISX, Inc.*............................................................................     2,219,000
                                                                                                    ------------
                                                                                                      11,876,725
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.3%)
  61,800   General Motors Corp. (Class H)*........................................................     3,476,250
  44,300   Raytheon Co. (Class B).................................................................     3,117,613
                                                                                                    ------------
                                                                                                       6,593,863
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (1.0%)
  98,700   Seagram Co. Ltd. (Canada)..............................................................     4,972,013
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.1%)
  33,000   American International Group, Inc......................................................     3,863,063
  16,000   CIGNA Corp.............................................................................     1,424,000
                                                                                                    ------------
                                                                                                       5,287,063
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.0%)
  44,000   General Electric Co....................................................................     4,972,000
                                                                                                    ------------
           NEWSPAPERS (0.4%)
  24,800   Tribune Co.............................................................................     2,160,700
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.1%)
  10,800   Avery Dennison Corp....................................................................       652,051
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.8%)
 100,000   Apache Corp............................................................................     3,900,000
                                                                                                    ------------
           OIL/GAS TRANSMISSION (1.0%)
  60,000   Enron Corp.............................................................................     4,905,000
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.5%)
   3,000   Baker Hughes Inc.......................................................................       100,500
 100,900   Halliburton Co.........................................................................     4,565,725
  15,700   Smith International, Inc.*.............................................................       681,969
  65,100   Weatherford International, Inc.*.......................................................     2,384,288
                                                                                                    ------------
                                                                                                       7,732,482
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.0%)
   4,600   E-LOAN, Inc.*..........................................................................       177,100
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.5%)
  80,000   Kingfisher PLC (United Kingdom)........................................................       920,851
  14,300   Tiffany & Co...........................................................................     1,379,950
                                                                                                    ------------
                                                                                                       2,300,801
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS (0.2%)
  11,000   McLeodUSA, Inc. (Class A)*.............................................................  $    603,625
   5,000   NEXTLINK Communications, Inc. (Class A)*...............................................       371,563
   5,000   RCN Corp.*.............................................................................       208,125
                                                                                                    ------------
                                                                                                       1,183,313
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.9%)
  93,000   Avon Products, Inc.....................................................................     5,161,500
  24,000   Colgate-Palmolive Co...................................................................     2,370,000
  42,000   Estee Lauder Companies, Inc. (Class A).................................................     2,105,250
                                                                                                    ------------
                                                                                                       9,636,750
                                                                                                    ------------
           PAPER (0.9%)
  50,600   International Paper Co.................................................................     2,555,300
  38,000   Willamette Industries, Inc.............................................................     1,750,375
                                                                                                    ------------
                                                                                                       4,305,675
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.3%)
  20,000   Chubb Corp.............................................................................     1,390,000
  10,000   St. Paul Companies, Inc................................................................       318,125
                                                                                                    ------------
                                                                                                       1,708,125
                                                                                                    ------------
           RAILROADS (0.2%)
  18,100   Canadian National Railway Co. (Canada).................................................     1,212,700
                                                                                                    ------------
           RESTAURANTS (0.7%)
  38,400   Brinker International, Inc.*...........................................................     1,044,000
  45,000   Granada Group PLC (United Kingdom)*....................................................       835,152
  45,000   Outback Steakhouse, Inc.*..............................................................     1,760,625
                                                                                                    ------------
                                                                                                       3,639,777
                                                                                                    ------------
           SEMICONDUCTORS (4.7%)
   9,000   Broadcom Corp. (Class A)*..............................................................     1,300,500
   6,000   Conexant Systems, Inc.*................................................................       348,000
  29,000   Linear Technology Corp.................................................................     1,950,250
  29,000   LSI Logic Corp.*.......................................................................     1,337,625
   5,300   Maker Communications, Inc.*............................................................       162,975
  30,000   Maxim Integrated Products, Inc.*.......................................................     1,995,000
  58,000   PMC - Sierra, Inc.*....................................................................     3,418,375
   6,000   STMicroelectronics NV (Netherlands)....................................................       400,585
  42,000   STMicroelectronics NV (Netherlands)....................................................     2,913,750
  30,000   Texas Instruments, Inc.................................................................     4,350,000
  12,000   TriQuint Semiconductor, Inc............................................................       681,750
  33,000   Vitesse Semiconductor Corp.*...........................................................     2,239,875

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  44,000   Xilinx, Inc.*..........................................................................  $  2,519,000
                                                                                                    ------------
                                                                                                      23,617,685
                                                                                                    ------------
           SHOE MANUFACTURING (1.0%)
  80,000   Nike, Inc. (Class B)...................................................................     5,065,000
                                                                                                    ------------
           SPECIALTY CHEMICALS (0.6%)
  34,000   Air Products & Chemicals, Inc..........................................................     1,368,500
  36,000   Praxair, Inc...........................................................................     1,761,750
                                                                                                    ------------
                                                                                                       3,130,250
                                                                                                    ------------
           TELECOMMUNICATIONS (1.5%)
     433   Nippon Telegraph & Telephone Corp. (Japan).............................................     5,037,376
  30,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).....................................     2,424,375
                                                                                                    ------------
                                                                                                       7,461,751
                                                                                                    ------------
           TELECOMMUNICATIONS EQUIPMENT (8.5%)
  62,500   Comverse Technology, Inc.*.............................................................     4,710,938
  63,178   Ericsson (L.M.) Telefonaktiebolaqet Co. (Class B) (ADR) (Sweden).......................     2,076,977
  73,000   General Instrument Corp.*..............................................................     3,102,500
  60,000   Lucent Technologies Inc................................................................     4,046,250
  58,000   Motorola, Inc..........................................................................     5,495,500
  68,700   Nokia Corp. (ADR) (Finland)............................................................     6,290,344
  34,300   Nortel Networks Corp. (Canada).........................................................     2,977,669
  45,000   QUALCOMM Inc.*.........................................................................     6,457,500
  75,000   RF Micro Devices, Inc.*................................................................     5,596,875
  43,300   Scientific-Atlanta, Inc................................................................     1,558,800
   8,000   Tellabs, Inc.*.........................................................................       540,500
                                                                                                    ------------
                                                                                                      42,853,853
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  45,000   Grainger (W.W.), Inc...................................................................     2,421,563
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.5%)
  11,000   VoiceStream Wireless Corp.*............................................................       312,813
  47,000   WinStar Communications, Inc.*..........................................................     2,291,250
                                                                                                    ------------
                                                                                                       2,604,063
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $432,782,670).........................................................   480,450,715
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (a) (6.3%)
           U.S. GOVERNMENT AGENCY
$ 31,400   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $31,400,000)................  $ 31,400,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $464,182,670) (B)........................................................  102.1%     511,850,715

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (2.1)     (10,196,475)
                                                                                            ------   -------------

NET ASSETS................................................................................  100.0%   $ 501,654,240
                                                                                            ------   -------------
                                                                                            ------   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to relect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates indentified cost. The aggregate gross unrealized appreciation is $54,593,873 and the aggregate gross unrealized depreciation is $6,925,828, resulting in net unrealized appreciation of $47,668,045.

FUTURES CONTRACTS OPEN AT JUNE 30, 1999:

                                      UNDERLYING
                 DESCRIPTION,            FACE
NUMBER OF     DELIVERY YEAR, AND        AMOUNT          UNREALIZED
CONTRACTS           MONTH              AT VALUE        DEPRECIATION
--------------------------------------------------------------------
     103         S&P 500 FUTURES    $   35,578,775    $  (1,558,724)
                  SEPTEMBER/1999

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.6%)
           ACCIDENT & HEALTH INSURANCE (1.0%)
   6,500   AFLAC, Inc..............................................................................  $   311,187
                                                                                                     -----------
           ADVERTISING (1.2%)
  10,500   Valassis Communications, Inc.*..........................................................      384,562
                                                                                                     -----------
           AEROSPACE (0.9%)
  15,000   BE Aerospace, Inc.*.....................................................................      280,312
                                                                                                     -----------
           APPAREL (2.4%)
   4,000   Gucci Group NV (Netherlands)............................................................      280,000
   6,500   Tommy Hilfiger Corp.*...................................................................      477,750
                                                                                                     -----------
                                                                                                         757,750
                                                                                                     -----------
           AUTO PARTS: O.E.M. (1.6%)
  18,000   Gentex Corp.*...........................................................................      504,000
                                                                                                     -----------
           BIOTECHNOLOGY (2.4%)
  10,000   IDEC Pharmaceuticals Corp.*.............................................................      770,000
                                                                                                     -----------
           BROADCASTING (1.1%)
   4,999   Clear Channel Communications, Inc.*.....................................................      344,619
                                                                                                     -----------
           BUILDING MATERIALS (2.2%)
  12,000   Martin Marietta Materials, Inc..........................................................      708,000
                                                                                                     -----------
           BUILDING PRODUCTS (2.3%)
  15,000   American Standard Companies, Inc.*......................................................      720,000
                                                                                                     -----------
           CATALOG/SPECIALTY DISTRIBUTION (0.6%)
   1,500   Amazon.com, Inc.*.......................................................................      187,594
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (2.3%)
   4,000   Abercrombie & Fitch Co. (Class A)*......................................................      192,000
  12,000   Ann Taylor Stores Corp.*................................................................      540,000
                                                                                                     -----------
                                                                                                         732,000
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (1.5%)
  13,000   Adaptec, Inc.*..........................................................................      458,250
     100   Brocade Communications Systems, Inc.*...................................................        9,644
                                                                                                     -----------
                                                                                                         467,894
                                                                                                     -----------
           COMPUTER SOFTWARE (6.1%)
   7,500   Adobe Systems, Inc......................................................................      615,937
  10,000   Citrix Systems, Inc.*...................................................................      561,875
  10,000   Hyperion Solutions Corp.*...............................................................      178,125
   3,000   Marimba, Inc.*..........................................................................      158,062
  10,000   Mercury Interactive Corp.*..............................................................      353,750
   1,000   Siebel Systems, Inc.*...................................................................       66,250
                                                                                                     -----------
                                                                                                       1,933,999
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.5%)
   8,000   Navistar International Corp.*...........................................................  $   400,000
   7,500   PACCAR, Inc.............................................................................      400,312
                                                                                                     -----------
                                                                                                         800,312
                                                                                                     -----------
           CONSUMER ELECTRONICS/APPLIANCES (2.2%)
  10,000   Maytag Corp.............................................................................      696,875
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.8%)
   9,000   Sealed Air Corp.*.......................................................................      583,875
                                                                                                     -----------
           CONTRACT DRILLING (3.0%)
   5,000   Diamond Offshore Drilling, Inc..........................................................      141,875
  44,000   Rowan Companies, Inc.*..................................................................      811,250
                                                                                                     -----------
                                                                                                         953,125
                                                                                                     -----------
           DISCOUNT CHAINS (1.9%)
  25,000   Family Dollar Stores, Inc...............................................................      600,000
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (4.3%)
   9,000   Gemstar International
             Group Ltd.*...........................................................................      587,250
  20,000   Harris Corp.............................................................................      783,750
                                                                                                     -----------
                                                                                                       1,371,000
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (0.4%)
   1,500   Providian Financial Corp................................................................      140,250
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.6%)
   3,000   Lexmark International Group, Inc. (Class A)*............................................      198,187
                                                                                                     -----------
           E.D.P. SERVICES (0.6%)
   7,000   CSG Systems International, Inc.*........................................................      183,312
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.8%)
   4,000   Solectron Corp.*........................................................................      266,750
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.7%)
  12,000   Jabil Circuit, Inc.*....................................................................      541,500
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (1.7%)
   4,000   Dycom Industries, Inc.*.................................................................      224,000
   7,500   Quanta Services, Inc.*..................................................................      330,000
                                                                                                     -----------
                                                                                                         554,000
                                                                                                     -----------
           FLUID CONTROLS (1.8%)
  12,500   Parker-Hannifin Corp....................................................................      571,875
                                                                                                     -----------
           HOME BUILDING (1.2%)
  15,000   Kaufman & Broad Home Corp...............................................................      373,125
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  55,000   Health Management Associates, Inc. (Class A)*...........................................      618,750
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (0.7%)
   3,500   Amerada Hess Corp.......................................................................      208,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNET SERVICES (0.7%)
   4,000   At Home Corp. (Series A)*...............................................................  $   215,750
                                                                                                     -----------
           MAJOR CHEMICALS (1.4%)
  10,000   Rohm & Haas Co..........................................................................      428,750
                                                                                                     -----------
           MEDICAL SPECIALTIES (1.7%)
   7,000   Bausch & Lomb, Inc......................................................................      535,500
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (1.4%)
   6,500   General Dynamics Corp...................................................................      445,250
                                                                                                     -----------
           MOTOR VEHICLES (1.3%)
   7,500   Harley-Davidson, Inc....................................................................      407,813
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.0%)
   5,000   SFX Entertainment, Inc. (Class A)*......................................................      320,000
                                                                                                     -----------
           NEWSPAPERS (1.7%)
  15,000   New York Times Co. (The) (Class A)......................................................      552,188
                                                                                                     -----------
           OIL & GAS PRODUCTION (1.5%)
  12,000   Apache Corp.............................................................................      468,000
                                                                                                     -----------
           OIL REFINING/MARKETING (2.5%)
  30,000   Tosco Corp..............................................................................      778,125
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (1.6%)
  12,000   Smith International, Inc.*..............................................................      521,250
                                                                                                     -----------
           OTHER SPECIALTY STORES (6.0%)
   5,500   Bed Bath & Beyond, Inc.*................................................................      211,063
   8,400   Best Buy Co., Inc.*.....................................................................      567,000
   6,000   Linens 'N Things, Inc.*.................................................................      262,500
   4,500   Staples, Inc.*..........................................................................      138,938
   7,500   Tiffany & Co............................................................................      723,750
                                                                                                     -----------
                                                                                                       1,903,251
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (1.8%)
   7,500   NEXTLINK Communications, Inc. (Class A)*................................................      557,344
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (0.9%)
   8,000   Dial Corp. (The)........................................................................      297,500
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (2.0%)
  25,000   Equity Office Properties Trust..........................................................      640,625
                                                                                                     -----------
           RESTAURANTS (2.6%)
   8,000   Foodmaker, Inc.*........................................................................      227,000
  15,000   Outback Steakhouse, Inc.*...............................................................      586,875
                                                                                                     -----------
                                                                                                         813,875
                                                                                                     -----------
           SEMICONDUCTORS (3.1%)
   8,000   Analog Devices, Inc.*...................................................................      401,500
   3,000   Broadcom Corp. (Class A)*...............................................................      433,500
   3,000   LSI Logic Corp.*........................................................................      138,375
                                                                                                     -----------
                                                                                                         973,375
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SMALLER BANKS (1.0%)
   5,000   Zions Bancorporation....................................................................  $   317,500
                                                                                                     -----------
           TELECOMMUNICATIONS (2.0%)
  25,000   Cincinnati Bell, Inc....................................................................      623,438
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (3.4%)
  10,000   Antec Corp.*............................................................................      318,750
   4,000   Comverse Technology, Inc.*..............................................................      301,500
   6,000   RF Micro Devices, Inc.*.................................................................      447,750
                                                                                                     -----------
                                                                                                       1,068,000
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (1.2%)
   7,500   Winstar Communications, Inc.*...........................................................      365,625
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $25,924,405)...........................................................   28,996,262
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (8.1%)
           U.S. GOVERNMENT AGENCY
$  2,550   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $2,550,000)..................    2,550,000
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $28,474,405) (B)..........................................................   99.7%     31,546,262

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.3         104,666
                                                                                             ------   ------------

NET ASSETS.................................................................................  100.0%   $ 31,650,928
                                                                                             ------   ------------
                                                                                             ------   ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,773,921 and the aggregate gross unrealized depreciation is $702,064, resulting in net unrealized appreciation of $3,071,857.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS, WARRANTS AND BONDS (93.9%)
                  AUSTRALIA (0.7%)
                  TELECOMMUNICATIONS
        400,000   Cable & Wireless Optus Ltd.*....................................................  $    917,104
                                                                                                    ------------
                  BRAZIL (0.7%)
                  TELECOMMUNICATIONS
         40,000   Telesp Participacoes S.A. (ADR).................................................       915,000
                                                                                                    ------------
                  CANADA (0.5%)
                  BIOTECHNOLOGY
         32,900   BioChem Pharma, Inc.*...........................................................       614,819
                                                                                                    ------------

                  DENMARK (0.6%)
                  TELECOMMUNICATIONS
         33,400   Tele Danmark A/S (ADR)..........................................................       860,050

                  FINLAND (2.0%)
                  PAPER
         44,000   UPM-Kymmene Oyj.................................................................     1,264,177
                                                                                                    ------------
                  TELECOMMUNICATION EQUIPMENT
         16,000   Nokia Corp. (ADR) (Class A).....................................................     1,465,000
                                                                                                    ------------

                  TOTAL FINLAND...................................................................     2,729,177
                                                                                                    ------------

                  FRANCE (6.5%)
                  COMPUTER HARDWARE
        152,000   Bull SA.........................................................................     1,310,147
                                                                                                    ------------
                  INDUSTRIAL MACHINERY/COMPONENTS
         70,000   Aerospatiale-Matra..............................................................     1,616,911
                                                                                                    ------------
                  INTEGRATED OIL COMPANIES
          8,300   Elf Aquitaine S.A...............................................................     1,220,657
                                                                                                    ------------
                  MILITARY/GOV'T/TECHNICAL
         24,000   Thomson CSF.....................................................................       835,895
                                                                                                    ------------
                  MULTI-LINE INSURANCE
          4,000   AXA.............................................................................       489,052
                                                                                                    ------------
                  OIL REFINING/MARKETING
          7,000   Total S.A. (B Shares)...........................................................       905,036
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  STEEL/IRON ORE
         60,000   Usinor Sacilor..................................................................  $    896,044
                                                                                                    ------------
                  TELECOMMUNICATIONS EQUIPMENT
         11,000   Alcatel.........................................................................     1,551,800
                                                                                                    ------------

                  TOTAL FRANCE....................................................................     8,825,542
                                                                                                    ------------

                  GERMANY (2.8%)
                  MOTOR VEHICLES
         15,000   DaimlerChrysler AG..............................................................     1,333,125
                                                                                                    ------------
                  MULTI-SECTOR COMPANIES
         21,000   VEBA AG.........................................................................     1,237,099
                                                                                                    ------------
                  TELECOMMUNICATIONS
          7,500   Mannesmann AG...................................................................     1,121,606
                                                                                                    ------------

                  TOTAL GERMANY...................................................................     3,691,830
                                                                                                    ------------

                  GREECE (0.6%)
                  BROADCASTING
         15,000   Antenna TV S.A. (ADR)*..........................................................       205,313
                                                                                                    ------------
                  TELECOMMUNICATIONS
         50,000   Hellenic Telecommunication Organization S.A. (OTE) (ADR)*.......................       553,125
                                                                                                    ------------

                  TOTAL GREECE....................................................................       758,438
                                                                                                    ------------

                  HONG KONG (2.6%)
                  BANKING
        200,000   Dao Heng Bank Group Ltd.........................................................       897,000
                                                                                                    ------------
                  ELECTRIC UTILITIES
        123,000   CLP Holdings Ltd................................................................       597,626
                                                                                                    ------------
                  MULTI-SECTOR COMPANIES
        125,000   Hutchison Whampoa, Ltd..........................................................     1,131,721
        150,000   New World Development Co., Ltd..................................................       449,467
                                                                                                    ------------
                                                                                                       1,581,188
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  NATURAL GAS DISTRIBUTION
        292,820   Hong Kong & China Gas Co., Ltd..................................................  $    424,557
         12,100   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)*........................         1,965
                                                                                                    ------------
                                                                                                         426,522
                                                                                                    ------------

                  TOTAL HONG KONG.................................................................     3,502,336
                                                                                                    ------------

                  ITALY (1.4%)
                  INTEGRATED OIL COMPANIES
         13,000   ENI SpA (ADR)...................................................................       780,000
                                                                                                    ------------
                  LIFE INSURANCE
         24,000   Assicurazioni Generali..........................................................       833,414
                                                                                                    ------------
                  TELECOMMUNICATIONS
        120,000   Tecnost SpA.....................................................................       297,028
                                                                                                    ------------

                  TOTAL ITALY.....................................................................     1,910,442
                                                                                                    ------------
                  JAPAN (11.7%)
                  CONSUMER ELECTRONICS/APPLIANCES
         65,000   Pioneer Electronic Corp.........................................................     1,262,995
         16,000   Sony Corp.......................................................................     1,722,772
                                                                                                    ------------
                                                                                                       2,985,767
                                                                                                    ------------
                  CONTAINERS/PACKAGING
        100,000   Rengo Co. Ltd...................................................................       514,851
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
         14,000   TDK Corp........................................................................     1,278,713
                                                                                                    ------------
                  ELECTRONIC PRODUCTION EQUIPMENT
         30,000   Tokyo Electron Ltd..............................................................     2,032,178
                                                                                                    ------------
                  INVESTMENT BANKERS/BROKERS/SERVICES
         80,000   Nomura Securities Co., Ltd......................................................       935,314
                                                                                                    ------------
                  MEDICAL SPECIALTIES
         50,000   Kawasumi Laboratories, Inc......................................................       746,700
         32,000   Terumo Corp.....................................................................       711,551
                                                                                                    ------------
                                                                                                       1,458,251
                                                                                                    ------------
                  MOTOR VEHICLES
         90,000   Suzuki Motor Corp...............................................................     1,429,455
                                                                                                    ------------
                  OTHER PHARMACEUTICALS
         27,000   Yamanouchi Pharmaceutical Co., Ltd..............................................     1,031,436
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS
         10,000   Rohm Co., Ltd...................................................................  $  1,563,531
                                                                                                    ------------
                  STEEL/IRON ORE
        500,000   Nippon Steel Co.................................................................     1,159,241
                                                                                                    ------------
                  TELECOMMUNICATIONS
            120   Nippon Telegraph & Telephone Corp...............................................     1,396,040
                                                                                                    ------------

                  TOTAL JAPAN.....................................................................    15,784,777
                                                                                                    ------------

                  MEXICO (1.5%)
                  BEVERAGES - NON-ALCOHOLIC
         30,000   Panamerican Beverages, Inc. (Class A)...........................................       714,375
                                                                                                    ------------
                  MEDIA CONGLOMERATES
         20,000   Grupo Televisa S.A. (GDR)*......................................................       896,250
                                                                                                    ------------
                  WIRELESS COMMUNICATIONS
         35,000   Grupo lusacell, S.A. de C.V. (Series L) (ADR)...................................       455,000
                                                                                                    ------------

                  TOTAL MEXICO....................................................................     2,065,625
                                                                                                    ------------

                  NETHERLANDS (2.8%)
                  BOOKS/MAGAZINES
         18,000   VNU NV..........................................................................       720,866
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
         10,000   Koninklijke (Royal) Phillips Electronics NV.....................................       988,543
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
         26,000   ING Groep NV....................................................................     1,410,728
                                                                                                    ------------
                  FOREIGN GOVERNMENT OBLIGATIONS
            580   Tecnost International 4.487% due 06/23/04.......................................       608,661
                                                                                                    ------------

                  TOTAL NETHERLANDS...............................................................     3,728,798
                                                                                                    ------------

                  NEW ZEALAND (1.3%)
                  PAPER
        700,000   Fletcher Challenge Paper........................................................       526,564
                                                                                                    ------------
                  UTILITIES
        750,000   Contact Energy Ltd.*............................................................     1,224,383
                                                                                                    ------------

                  TOTAL NEW ZEALAND...............................................................     1,750,947
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  PORTUGAL (1.6%)
                  ELECTRIC UTILITIES
         50,000   EDP-Electricidade de Portugal, S.A..............................................  $    902,246
                                                                                                    ------------
                  TELECOMMUNICATIONS
         10,000   Telecel-Comunicacoes Pessoais S.A...............................................     1,291,875
                                                                                                    ------------

                  TOTAL PORTUGAL..................................................................     2,194,121
                                                                                                    ------------
                  SINGAPORE (1.4%)
                  BANKING
        192,500   Overseas Union Bank Ltd.........................................................       927,984
                                                                                                    ------------
                  REAL ESTATE
        250,000   Allgreen Properties Ltd.*.......................................................       270,429
        100,000   City Developments Ltd...........................................................       640,799
                                                                                                    ------------
                                                                                                         911,228
                                                                                                    ------------
                  TOTAL SINGAPORE.................................................................     1,839,212
                                                                                                    ------------
                  SOUTH KOREA (1.3%)
                  TELECOMMUNICATIONS
         45,000   Korea Telecom Corp. (ADR)*......................................................     1,800,000
                                                                                                    ------------

                  SPAIN (3.1%)
                  ENGINEERING & CONSTRUCTION
         20,000   Grupo Ferrovial, S.A.*..........................................................       485,745
                                                                                                    ------------
                  RETAIL
         45,000   Superdiplo S.A.*................................................................       999,911
                                                                                                    ------------
                  TELECOMMUNICATIONS
         10,472   Telefonica de Espana S.A. (ADR).................................................     1,540,743
                                                                                                    ------------
                  UTILITIES
         26,800   Endesa S.A......................................................................       572,791
         40,000   Union Electrica Fenosa, S.A.....................................................       524,191
                                                                                                    ------------
                                                                                                       1,096,982
                                                                                                    ------------
                  TOTAL SPAIN.....................................................................     4,123,381
                                                                                                    ------------
                  SWEDEN (1.0%)
                  METALS FABRICATIONS
         73,000   S.K.F. AB (B Shares)............................................................     1,353,848
                                                                                                    ------------

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------

                  SWITZERLAND (4.2%)
                  BANKING
          4,300   UBS AG (Registered Shares)......................................................  $  1,286,645
                                                                                                    ------------
                  BUILDING MATERIALS
          1,040   Holderbank Financiere Glarus AG (B Shares)......................................     1,230,670
                                                                                                    ------------
                  ENGINEERING & CONSTRUCTION
            300   Schindler Holdings AG (Registered)..............................................       464,306
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
             80   Roche Holdings AG...............................................................       824,402
                                                                                                    ------------
                  OTHER TELECOMMUNICATIONS
          2,500   Swisscom AG (Registered Shares)*................................................       943,122
                                                                                                    ------------
                  PACKAGED FOODS
            500   Nestle S.A. (Registered Shares).................................................       903,141
                                                                                                    ------------

                  TOTAL SWITZERLAND...............................................................     5,652,286
                                                                                                    ------------

                  UNITED KINGDOM (10.2%)
                  ADVERTISING
         80,000   WPP Group, PLC..................................................................       676,762
                                                                                                    ------------
                  AEROSPACE
        240,543   Rolls-Royce PLC.................................................................     1,018,389
                                                                                                    ------------
                  BANKING
         64,000   Abbey National PLC..............................................................     1,201,900
         50,630   National Westminster Bank PLC...................................................     1,073,759
                                                                                                    ------------
                                                                                                       2,275,659
                                                                                                    ------------
                  CELLULAR TELEPHONE
         40,607   Vodafone AirTouch PLC...........................................................       800,364
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
         16,608   HSBC Holdings PLC...............................................................       605,741
                                                                                                    ------------
                  DIVERSIFIED MANUFACTURING
        200,000   IMI PLC (Ordinary)..............................................................       810,980
                                                                                                    ------------
                  E.D.P. SERVICES
         72,000   SEMA Group PLC..................................................................       694,801
                                                                                                    ------------
                  INDUSTRIAL MACHINERY/COMPONENTS
        140,000   Invensys PLC....................................................................       662,808
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
         15,000   Zeneca Group PLC................................................................       580,420
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  MEDIA CONGLOMERATES
         30,000   Future Network PLC*.............................................................  $    198,677
                                                                                                    ------------
                  MILITARY/GOV'T/TECHNICAL
        180,000   Racal Electronics PLC...........................................................     1,099,818
                                                                                                    ------------
                  MULTI-LINE INSURANCE
         36,000   CGU PLC.........................................................................       520,249
                                                                                                    ------------
                  NEWSPAPERS
         77,000   United News & Media PLC.........................................................       740,623
                                                                                                    ------------
                  RETAIL
        140,000   Next PLC........................................................................     1,700,894
                                                                                                    ------------
                  RETAIL - SPECIALTY
         25,000   Dixons Group PLC................................................................       467,127
                                                                                                    ------------
                  TELECOMMUNICATIONS
         20,700   Esat Telecom Group PLC (ADR)*...................................................       900,450
                                                                                                    ------------
                  TOTAL UNITED KINGDOM............................................................    13,753,762
                                                                                                    ------------
                  UNITED STATES (35.4%)
                  AEROSPACE
         18,400   Lockheed Martin Corp............................................................       685,400
                                                                                                    ------------
                  ALUMINUM
         25,800   Alcoa Inc.......................................................................     1,596,375
                                                                                                    ------------
                  COMPUTER COMMUNICATIONS
         38,350   Cisco Systems, Inc.*............................................................     2,471,178
                                                                                                    ------------
                  COMPUTER HARDWARE
         21,900   Gateway Inc.....................................................................     1,292,100
         20,000   Hewlett-Packard Co..............................................................     2,010,000
         33,400   Sun Microsystems, Inc.*.........................................................     2,300,425
                                                                                                    ------------
                                                                                                       5,602,525
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
         18,700   Honeywell, Inc..................................................................     2,166,862
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
         15,000   American Express Co.............................................................     1,951,875
         21,450   Citigroup Inc...................................................................     1,018,875
                                                                                                    ------------
                                                                                                       2,970,750
                                                                                                    ------------
                  FINANCE COMPANIES
         16,100   Fannie Mae......................................................................     1,100,837
                                                                                                    ------------
                  INTEGRATED OIL COMPANIES
         15,400   Atlantic Richfield Co...........................................................     1,286,862
         17,200   Chevron Corp....................................................................     1,637,225

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
         13,900   Exxon Corp......................................................................  $  1,072,037
         15,700   Mobil Corp......................................................................     1,554,300
                                                                                                    ------------
                                                                                                       5,550,424
                                                                                                    ------------
                  INTERNET SERVICES
         10,700   America Online, Inc.*...........................................................     1,182,350
                                                                                                    ------------
                  MAJOR BANKS
         20,600   Chase Manhattan Corp............................................................     1,784,475
                                                                                                    ------------
                  MAJOR CHEMICALS
         11,800   Dow Chemical Co.................................................................     1,497,125
         20,200   Monsanto Co.....................................................................       796,637
                                                                                                    ------------
                                                                                                       2,293,762
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
         25,600   Abbott Laboratories.............................................................     1,164,800
         22,800   American Home Products Corp.....................................................     1,311,000
         22,600   Bristol-Myers Squibb Co.........................................................     1,591,888
                                                                                                    ------------
                                                                                                       4,067,688
                                                                                                    ------------
                  MEDIA CONGLOMERATES
         45,000   Disney (Walt) Co................................................................     1,386,563
                                                                                                    ------------
                  MILITARY/GOV'T/TECHNICAL
         27,600   General Motors Corp. (Class H)*.................................................     1,552,500
                                                                                                    ------------
                  MOTOR VEHICLES
         18,500   Ford Motor Co...................................................................     1,044,094
                                                                                                    ------------
                  PACKAGE GOODS/COSMETICS
         12,300   Colgate-Palmolive Co............................................................     1,214,625
                                                                                                    ------------
                  PACKAGED FOODS
         16,800   General Mills, Inc..............................................................     1,350,300
                                                                                                    ------------
                  PAPER
         28,200   Champion International Corp.....................................................     1,350,075
                                                                                                    ------------
                  RETAIL - SPECIALTY
         50,200   Bed Bath & Beyond, Inc.*........................................................     1,926,425
         45,300   Gap, Inc. (The).................................................................     2,281,988
                                                                                                    ------------
                                                                                                       4,208,413
                                                                                                    ------------
                  SAVINGS & LOAN ASSOCIATIONS
         14,600   Golden West Financial Corp......................................................     1,430,800
         35,180   Washington Mutual, Inc..........................................................     1,244,493
                                                                                                    ------------
                                                                                                       2,675,293
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS
         23,200   Intel Corp......................................................................  $  1,378,950
                                                                                                    ------------

                  TOTAL UNITED STATES.............................................................    47,633,439
                                                                                                    ------------

                  TOTAL COMMON STOCKS, WARRANTS AND BONDS
                  (IDENTIFIED COST $95,958,400)...................................................   126,404,934
                                                                                                    ------------

                  SHORT-TERM INVESTMENT (a) (5.5%)
                  U.S. GOVERNMENT AGENCY
          7,400   Federal Home Loan Banks 4.60% due 07/01/99 (AMORTIZED COST $7,400,000)..........     7,400,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $103,358,400) (b)........................................................   99.4%     133,804,934

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6          800,671
                                                                                            ------   -------------

NET ASSETS................................................................................  100.0%   $ 134,605,605
                                                                                            ------   -------------
                                                                                            ------   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $32,499,647 and the aggregate gross unrealized depreciation is $2,053,113, resulting in net unrealized appreciation of $30,446,534.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JUNE 30, 1999:

 CONTRACT         IN        DELIVERY    UNREALIZED
TO DELIVER   EXCHANGE FOR     DATE     APPRECIATION
----------------------------------------------------
EUR 957,614      $990,173   07/02/99       $ 479

CURRENCY ABBREVIATION:

EUR        Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                   PERCENT OF
INDUSTRY                                                                               VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $    676,763          0.5%
Aerospace.........................................................................     1,703,789          1.3
Aluminum..........................................................................     1,596,375          1.2
Banking...........................................................................     5,387,287          4.0
Beverages - Non-Alcoholic.........................................................       714,375          0.5
Biotechnology.....................................................................       614,819          0.5
Books/Magazines...................................................................       720,866          0.5
Broadcasting......................................................................       205,312          0.2
Building Materials................................................................     1,230,670          0.9
Cellular Telephone................................................................       800,364          0.6
Computer Communications...........................................................     2,471,178          1.8
Computer Hardware.................................................................     6,912,672          5.1
Consumer Electronics/Appliances...................................................     2,985,767          2.2
Containers/Packaging..............................................................       514,851          0.4
Diversified Electronic Products...................................................     3,155,405          2.3
Diversified Financial Services....................................................     4,987,218          3.7
Diversified Manufacturing.........................................................       810,980          0.6
E.D.P. Services...................................................................       694,801          0.5
Electric Utilities................................................................     1,499,872          1.1
Electronic Components.............................................................     1,278,713          0.9
Electronic Production Equipment...................................................     2,032,178          1.5
Engineering & Construction........................................................       950,051          0.7
Finance Companies.................................................................     1,100,837          0.8
Foreign Government Obligations....................................................       608,661          0.5
Industrial Machinery/Components...................................................     2,279,719          1.7
Integrated Oil Companies..........................................................     7,551,082          5.6
Internet Services.................................................................     1,182,350          0.9
Investment Bankers/Brokers/Services...............................................       935,314          0.7
Life Insurance....................................................................       833,414          0.6
Major Banks.......................................................................     1,784,475          1.3
Major Chemicals...................................................................     2,293,763          1.7
Major Pharmaceuticals.............................................................     5,472,509          4.1
Media Conglomerates...............................................................     2,481,489          1.8

                                                                                                   PERCENT OF
INDUSTRY                                                                               VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------
Medical Specialties...............................................................  $  1,458,251          1.1%
Metals Fabrications...............................................................     1,353,848          1.0
Military/Gov't/Technical..........................................................     3,488,213          2.6
Motor Vehicles....................................................................     3,806,674          2.8
Multi-Line Insurance..............................................................     1,009,302          0.8
Multi-Sector Companies............................................................     2,818,287          2.1
Natural Gas Distribution..........................................................       426,522          0.3
Newspapers........................................................................       740,623          0.6
Oil Refining/Marketing............................................................       905,036          0.7
Other Pharmaceuticals.............................................................     1,031,436          0.8
Other Telecommunications..........................................................       943,122          0.7
Package Goods/Cosmetics...........................................................     1,214,625          0.9
Packaged Foods....................................................................     2,253,441          1.7
Paper.............................................................................     3,140,817          2.3
Real Estate.......................................................................       911,229          0.7
Retail............................................................................     2,700,805          2.0
Retail - Specialty................................................................     4,675,540          3.5
Savings & Loan Associations.......................................................     2,675,293          2.0
Semiconductors....................................................................     2,942,481          2.2
Steel/Iron Ore....................................................................     2,055,285          1.5
Telecommunication Equipment.......................................................     1,465,000          1.1
Telecommunications................................................................    11,593,021          8.6
Telecommunications Equipment......................................................     1,551,800          1.2
U.S. Government Agency............................................................     7,400,000          5.5
Utilities.........................................................................     2,321,364          1.7
Wireless Communications...........................................................       455,000          0.3
                                                                                    ------------        ---
                                                                                    $133,804,934         99.4%
                                                                                    ------------        ---
                                                                                    ------------        ---

                                                                                                   PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $125,794,308         93.5%
Corporate Bonds...................................................................       608,661          0.4
Short-Term Investment.............................................................     7,400,000          5.5
Warrants..........................................................................         1,965          0.0
                                                                                    ------------        ---
                                                                                    $133,804,934         99.4%
                                                                                    ------------        ---
                                                                                    ------------        ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (90.4%)
           ADVERTISING (0.9%)
  22,000   Getty Images, Inc.*.....................................................................  $   415,250
  22,500   R.H. Donnelley Corp.*...................................................................      440,156
                                                                                                     -----------
                                                                                                         855,406
                                                                                                     -----------
           AEROSPACE (0.5%)
  22,300   AAR Corp................................................................................      505,931
                                                                                                     -----------
           AIR FREIGHT/DELIVERY SERVICES (1.2%)
  17,100   C.H. Robinson Worldwide, Inc............................................................      624,150
  18,600   Expeditors International of Washington, Inc.............................................      506,850
                                                                                                     -----------
                                                                                                       1,131,000
                                                                                                     -----------
           AIRLINES (0.6%)
  15,970   Midwest Express Holdings, Inc.*.........................................................      542,980
                                                                                                     -----------
           APPAREL (1.3%)
  14,600   Jones Apparel Group, Inc.*..............................................................      500,962
  27,000   Quiksilver, Inc.*.......................................................................      703,687
                                                                                                     -----------
                                                                                                       1,204,649
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.5%)
  18,000   Gentex Corp.*...........................................................................      504,000
                                                                                                     -----------
           BIOTECHNOLOGY (3.5%)
  20,100   Alkermes, Inc.*.........................................................................      459,787
  37,800   Cephalon, Inc.*.........................................................................      642,600
  28,000   Enzon, Inc.*............................................................................      575,750
  21,800   Incyte Pharmaceuticals, Inc.*...........................................................      574,975
  24,000   Medco Research, Inc.*...................................................................      630,000
  14,500   Millennium Pharmaceuticals, Inc.*.......................................................      521,094
                                                                                                     -----------
                                                                                                       3,404,206
                                                                                                     -----------
           BOOKS/MAGAZINES (0.5%)
  31,600   Ziff-Davis Inc.-ZD*.....................................................................      487,825
                                                                                                     -----------
           BROADCASTING (0.7%)
  18,700   Citadel Communications Corp.*...........................................................      676,706
                                                                                                     -----------
           CABLE TELEVISION (0.6%)
  15,000   Pegasus Communications Corp.*...........................................................      590,625
                                                                                                     -----------
           CELLULAR TELEPHONE (0.8%)
  26,400   Powertel, Inc.*.........................................................................      787,050
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (1.1%)
  45,000   Gymboree Corp. (The)....................................................................      472,500
  22,100   Pacific Sunwear of California, Inc.*....................................................      538,687
                                                                                                     -----------
                                                                                                       1,011,187
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (1.5%)
  18,000   Computer Network Technology Corp.*......................................................      388,125
   5,300   Emulex Corp.*...........................................................................      589,294

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  41,000   Pairgain Technologies, Inc.*............................................................  $   471,500
                                                                                                     -----------
                                                                                                       1,448,919
                                                                                                     -----------
           COMPUTER SOFTWARE (8.7%)
  32,200   BackWeb Technologies Ltd. (Israel)*.....................................................      873,425
  36,000   CBT Group PLC (ADR) (Ireland)*..........................................................      587,250
  12,000   Citrix Systems, Inc.*...................................................................      674,250
  30,000   Excalibur Technologies Corp.*...........................................................      427,500
  45,700   FileNET Corp.*..........................................................................      519,837
  23,600   Inet Technologies, Inc.*................................................................      564,925
  20,000   Mercury Interactive Corp.*..............................................................      707,500
  14,000   Micromuse Inc.*.........................................................................      696,500
  12,600   New Era of Networks, Inc.*..............................................................      552,825
  20,300   Peregrine Systems, Inc.*................................................................      520,187
  22,800   Project Software & Development, Inc.*...................................................      703,950
  60,600   Rogue Wave Sortware, Inc.*..............................................................      552,975
  11,800   Siebel Systems, Inc.*...................................................................      781,750
                                                                                                     -----------
                                                                                                       8,162,874
                                                                                                     -----------
           CONTAINERS (0.5%)
  60,900   Gaylord Container Corp. (Series A)*.....................................................      483,394
                                                                                                     -----------
           CONTRACT DRILLING (0.7%)
  30,000   Santa Fe International Corp.............................................................      690,000
                                                                                                     -----------
           DISCOUNT CHAINS (1.3%)
  10,100   Ames Department Stores, Inc.*...........................................................      459,550
  24,000   BJ's Wholesale Club, Inc.*..............................................................      721,500
                                                                                                     -----------
                                                                                                       1,181,050
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (3.4%)
   8,000   Abacus Direct Corp.*....................................................................      719,500
  20,000   Dendrite International, Inc.*...........................................................      722,500
  22,000   Iron Mountain, Inc.*....................................................................      629,750
  25,000   Nielsen Media Research, Inc.*...........................................................      731,250
  41,000   Private Business, Inc.*.................................................................      412,562
                                                                                                     -----------
                                                                                                       3,215,562
                                                                                                     -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.5%)
  36,500   Sensormatic Electronics Corp.*..........................................................      508,719
                                                                                                     -----------
           E.D.P. PERIPHERALS (0.7%)
  17,000   DSP Group, Inc.*........................................................................      610,937
                                                                                                     -----------
           E.D.P. SERVICES (2.6%)
   8,000   Bisys Group, Inc. (The)*................................................................      468,000
  10,900   Concord Communications, Inc.*...........................................................      482,325
  21,000   Gartner Group, Inc. (Class A)*..........................................................      430,500
  10,200   National Data Corp......................................................................      436,050
  17,000   Pegasus Systems, Inc.*..................................................................      636,437
                                                                                                     -----------
                                                                                                       2,453,312
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.5%)
  20,000   Belden Inc. ............................................................................      478,750
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS (1.5%)
  10,500   Flextronics International, Ltd.*........................................................  $   580,125
  11,000   Power Integrations, Inc.*...............................................................      803,000
                                                                                                     -----------
                                                                                                       1,383,125
                                                                                                     -----------
           ELECTRONIC DISTRIBUTORS (2.9%)
   9,900   Avnet, Inc..............................................................................      460,350
  24,600   Intraware, Inc.*........................................................................      590,400
  31,000   Marshall Industries*....................................................................    1,114,062
   8,300   Safeguard Scientifics, Inc.*............................................................      514,600
                                                                                                     -----------
                                                                                                       2,679,412
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (3.2%)
  20,000   Advanced Energy Industries, Inc.*.......................................................      810,000
  22,000   ATMI, Inc.*.............................................................................      649,000
  28,700   EMCORE Corp.*...........................................................................      577,587
  32,000   MEMC Electronic Materials, Inc.*........................................................      390,000
  29,200   MKS Instruments, Inc.*..................................................................      543,850
                                                                                                     -----------
                                                                                                       2,970,437
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
  21,500   EMCOR Group, Inc.*......................................................................      541,531
                                                                                                     -----------
           FARMING/SEEDS/MILLING (0.4%)
  25,000   Seminis, Inc. (Class A)*................................................................      375,000
                                                                                                     -----------
           FINANCE COMPANIES (1.1%)
  30,000   Advanta Corp. (Class A).................................................................      541,875
  13,500   NextCard, Inc.*.........................................................................      457,312
                                                                                                     -----------
                                                                                                         999,187
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (0.5%)
  46,200   Data Broadcasting Corp.*................................................................      485,100
                                                                                                     -----------
           FOREST PRODUCTS (0.7%)
  12,400   Rayonier, Inc...........................................................................      617,675
                                                                                                     -----------
           HOME FURNISHINGS (0.6%)
  14,800   Ethan Allen Interiors, Inc..............................................................      558,700
                                                                                                     -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
   7,000   ABC-NACO, Inc.*.........................................................................      142,187
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.7%)
  18,000   Pittway Corp. (Class A).................................................................      615,375
                                                                                                     -----------
           INTERNET SERVICES (3.0%)
     500   Ask Jeeves, Inc.*.......................................................................        7,000
   5,800   Exodus Communications, Inc.*............................................................      695,637
  14,000   F5 Networks, Inc.*......................................................................      571,375
   2,100   GoTo.com, Inc.*.........................................................................       58,406
   8,000   InterVU Inc.*...........................................................................      305,000
   7,000   Network Solutions, Inc.*................................................................      553,437
  13,000   PSINet, Inc.*...........................................................................      567,937
   2,500   Software.com, Inc.*.....................................................................       57,969
                                                                                                     -----------
                                                                                                       2,816,761
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/
           SERVICES (2.4%)
  17,000   Hambrecht & Quist Group*................................................................  $   631,125
  10,400   Investment Technology Group, Inc........................................................      336,700
  20,200   Jefferies Group, Inc. (New).............................................................      606,000
  10,000   Southwest Securities Group, Inc.........................................................      717,500
                                                                                                     -----------
                                                                                                       2,291,325
                                                                                                     -----------
           MANAGED HEALTH CARE (1.1%)
  60,000   MedPartners, Inc.*......................................................................      453,750
  61,500   Mid Atlantic Medical Services, Inc.*....................................................      607,312
                                                                                                     -----------
                                                                                                       1,061,062
                                                                                                     -----------
           MEDICAL SPECIALTIES (4.4%)
  67,100   Aurora Biosciences Corp.*...............................................................      478,088
  36,000   Hanger Orthopedic Group, Inc.*..........................................................      510,750
  45,100   Orthofix International N.V.*............................................................      670,863
  13,000   Perclose, Inc.*.........................................................................      624,000
  35,500   SonoSite, Inc.*.........................................................................      603,500
  16,400   Wesley Jessen VisionCare, Inc.*.........................................................      523,775
  14,000   Xomed Surgical Products, Inc.*..........................................................      674,625
                                                                                                     -----------
                                                                                                       4,085,601
                                                                                                     -----------
           MEDICAL/DENTAL DISTRIBUTORS (0.6%)
  15,000   Priority Healthcare Corp.*..............................................................      517,500
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.8%)
  13,500   InfoCure Corp.*.........................................................................      713,813
                                                                                                     -----------
           METALS FABRICATIONS (0.6%)
  19,000   CommScope, Inc.*........................................................................      584,250
                                                                                                     -----------
           MID-SIZED BANKS (0.5%)
  27,100   Hibernia Corp. (Class A)................................................................      425,131
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (1.7%)
  30,000   Aeroflex Inc.*..........................................................................      592,500
  22,000   Nichols Research Corp.*.................................................................      478,500
  49,000   Titan Corp. (The)*......................................................................      539,000
                                                                                                     -----------
                                                                                                       1,610,000
                                                                                                     -----------
           MISCELLANEOUS (0.2%)
  10,000   AppNet Systems, Inc.*...................................................................      134,375
   2,100   Viant Corp.*............................................................................       72,713
                                                                                                     -----------
                                                                                                         207,088
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.5%)
  29,100   CINAR Corp. (Class B) (Canada)*.........................................................      709,313
  19,000   Westwood One, Inc.*.....................................................................      678,063
                                                                                                     -----------
                                                                                                       1,387,376
                                                                                                     -----------
           MULTI-LINE INSURANCE (0.5%)
  16,600   Horace Mann Educators Corp..............................................................      451,313
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           OFFICE/PLANT AUTOMATION (0.6%)
  12,100   Kronos, Inc.*...........................................................................  $   527,863
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (1.5%)
  26,000   BJ Services Co.*........................................................................      765,375
  33,100   Veritas DGC Inc.*.......................................................................      606,144
                                                                                                     -----------
                                                                                                       1,371,519
                                                                                                     -----------
           OTHER CONSUMER SERVICES (0.5%)
  17,000   Steiner Leisure Ltd.*...................................................................      511,063
                                                                                                     -----------
           OTHER PHARMACEUTICALS (0.6%)
  21,500   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*.................................      553,625
                                                                                                     -----------
           OTHER SPECIALTY STORES (2.5%)
  80,000   Bombay Co., Inc. (The)*.................................................................      615,000
  16,000   Cost Plus, Inc.*........................................................................      726,000
  17,800   CSK Auto Corp.*.........................................................................      480,600
  12,200   Linens 'N Things, Inc.*.................................................................      533,750
                                                                                                     -----------
                                                                                                       2,355,350
                                                                                                     -----------
           OTHER TELECOMMUNICATIONS (3.4%)
  22,800   Intermedia Communications Inc.*.........................................................      682,575
  25,000   ITC DeltaCom, Inc.*.....................................................................      698,438
  16,000   Network Plus Corp.*.....................................................................      335,000
  25,300   Pinnacle Holdings Inc.*.................................................................      616,688
  25,040   Primus Telecommunications Group, Inc.*..................................................      560,270
   5,000   Viatel, Inc.*...........................................................................      279,375
                                                                                                     -----------
                                                                                                       3,172,346
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.5%)
  19,900   Mettler-Toledo International Inc.*......................................................      493,769
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (0.4%)
  15,000   Public Storage, Inc. ...................................................................      420,000
                                                                                                     -----------
           RECREATIONAL PRODUCTS/TOYS (1.4%)
  40,000   Callaway Golf Co........................................................................      585,000
  24,900   THQ, Inc.*..............................................................................      714,319
                                                                                                     -----------
                                                                                                       1,299,319
                                                                                                     -----------
           RENTAL/LEASING COMPANIES (0.7%)
  25,700   Comdisco, Inc...........................................................................      658,563
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.6%)
   7,800   First Financial Holdings, Inc...........................................................      146,250
  10,400   Telebanc Financial Corp.*...............................................................      401,700
                                                                                                     -----------
                                                                                                         547,950
                                                                                                     -----------
           SEMICONDUCTORS (4.4%)
  20,000   ANADIGICS, Inc..........................................................................      738,750
  14,000   Analog Devices, Inc.*...................................................................      702,625
  10,000   Conexant Systems, Inc.*.................................................................      580,000
   2,000   GlobeSpan, Inc.*........................................................................       78,500
  10,000   hi/fn, Inc.*............................................................................      755,625

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  25,500   National Semiconductor Corp.*...........................................................  $   645,469
   9,000   Vitesse Semiconductor Corp.*............................................................      610,875
                                                                                                     -----------
                                                                                                       4,111,844
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (3.0%)
  14,100   Mede America Corp.*.....................................................................      532,275
  11,100   Medical Manager Corp.*..................................................................      491,175
  18,000   Pharmaceutical Product Development, Inc.*...............................................      491,625
  20,000   Quest Diagnostics Inc.*.................................................................      547,500
  33,300   United Payors & United Providers, Inc.*.................................................      772,144
                                                                                                     -----------
                                                                                                       2,834,719
                                                                                                     -----------
           SHOE MANUFACTURING (1.0%)
  50,000   Madden (Steven) Ltd.*...................................................................      675,000
  23,800   Skechers U.S.A., Inc. (Class A)*........................................................      249,900
                                                                                                     -----------
                                                                                                         924,900
                                                                                                     -----------
           SMALLER BANKS (1.0%)
  17,000   Cullen/Frost Bankers, Inc. .............................................................      468,563
  20,000   First Charter Corp......................................................................      492,500
                                                                                                     -----------
                                                                                                         961,063
                                                                                                     -----------
           SPECIALTY CHEMICALS (1.2%)
  31,700   Celgene Corp.*..........................................................................      560,784
  31,100   Georgia Gulf Corp.......................................................................      524,813
                                                                                                     -----------
                                                                                                       1,085,597
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (1.0%)
  17,500   Earthgrains Co. ........................................................................      451,719
  23,000   Universal Foods Corp.*..................................................................      485,875
                                                                                                     -----------
                                                                                                         937,594
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (0.8%)
  22,500   Antec Corp.*............................................................................      717,188
                                                                                                     -----------
           TOOLS/HARDWARE (0.6%)
  75,600   Metromedia International Group, Inc.*...................................................      567,000
                                                                                                     -----------
           TRUCKING (1.1%)
  26,000   American Freightways Corp.*.............................................................      507,000
  11,500   USFreightways Corp......................................................................      529,000
                                                                                                     -----------
                                                                                                       1,036,000
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (1.3%)
  39,500   Clearnet Communications Inc. (Class A)*.................................................      550,531
  13,000   Winstar Communications, Inc.*...........................................................      633,750
                                                                                                     -----------
                                                                                                       1,184,281
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $64,367,372)...........................................................   84,725,584
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATION (2.1%)
$  2,000   U.S. Treasury Note 5.625% due 05/15/08 (IDENTIFIED COST $2,153,516).....................  $ 1,959,880
                                                                                                     -----------

           SHORT-TERM INVESTMENT (a) (9.1%)
           U.S. GOVERNMENT AGENCY
   8,500   Federal Home Loan Mortgage Corp. 4.60% due 07/01/99 (AMORTIZED COST $8,500,000).........    8,500,000
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $75,020,888) (B)..........................................................  101.6%     95,185,464

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (1.6)     (1,471,627)
                                                                                             ------   ------------

NET ASSETS.................................................................................  100.0%   $ 93,713,837
                                                                                             ------   ------------
                                                                                             ------   ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $21,507,834 and the aggregate gross unrealized depreciation is $1,343,258, resulting in net unrealized appreciation of $20,164,576.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (96.2%)
             ARGENTINA (2.0%)
             ALCOHOLIC BEVERAGES
      3,145  Quilmes Industrial (Quinsa) S.A. (ADR)................................................  $    38,919
                                                                                                     -----------
             INTERNATIONAL BANKS
      1,860  Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)..........................       37,432
        910  Banco Frances del Rio de La Plato S.A. (ADR)..........................................       17,290
                                                                                                     -----------
                                                                                                          54,722
                                                                                                     -----------
             OIL & GAS PRODUCTION
     21,300  Perez Companc S.A. (Class B)..........................................................      122,491
                                                                                                     -----------
             OIL/GAS TRANSMISSION
      1,700  Transportadora de Gas del Sur S.A. (ADR)..............................................       15,937
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
      2,270  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)..........................       60,723
      2,255  Telefonica de Argentina S.A. (ADR)....................................................       70,751
                                                                                                     -----------
                                                                                                         131,474
                                                                                                     -----------
             TOTAL ARGENTINA.......................................................................      363,543
                                                                                                     -----------
             BRAZIL (7.3%)
             ELECTRIC UTILITIES
      2,812  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)...............................       58,876
  6,460,000  Companhia Paranaense de Energia - Copel (Pref.).......................................       52,667
                                                                                                     -----------
                                                                                                         111,543
                                                                                                     -----------
             INTEGRATED OIL COMPANIES
    920,000  Petroleo Brasileiro S.A. (Pref.)......................................................      143,193
                                                                                                     -----------
             INTERNATIONAL BANKS
  1,170,000  Banco do Estado de Sao Paulo S.A. (Pref.)*............................................       50,362
     79,000  Banco Itau S.A. (Pref.)...............................................................       40,761
                                                                                                     -----------
                                                                                                          91,123
                                                                                                     -----------
             NON - U.S. UTILITIES
  2,930,000  Centrais Eletricas Brasileiras S.A. (Pref.)...........................................       59,636
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER METALS/MINERALS
      5,000  Companhia Vale do Rio Doce S.A. (Debentures)*.........................................  $   --
      7,190  Companhia Vale do Rio Doce S.A. (Pref.)...............................................      144,292
                                                                                                     -----------
                                                                                                         144,292
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
  6,202,000  Telesp Participacoes S.A. (Pref.)*....................................................      143,205
                                                                                                     -----------
             PAPER
  2,900,000  Votorantim Celulose e Papel S.A. (Pref.)..............................................       84,321
                                                                                                     -----------
             SPECIALTY STEELS
  3,740,000  Gerdau S.A. (Pref.)*..................................................................       61,836
                                                                                                     -----------
             TELECOMMUNICATIONS
  4,232,000  Embratel Participacoes S.A. (Pref.)*..................................................       59,813
        460  Tele Centro Sul Participacoes S.A. (ADR)..............................................       25,530
  6,872,000  Tele Centro Sul Participacoes S.A. (Pref.)*...........................................       76,791
  3,450,000  Tele Norte Leste Participacoes S.A. (Pref.)*..........................................       63,925
      3,160  Telecomunicacoes Brasileiras S.A. - Telebras (ADR)....................................      284,992
                                                                                                     -----------
                                                                                                         511,051
                                                                                                     -----------

             TOTAL BRAZIL..........................................................................    1,350,200
                                                                                                     -----------

             CHILE (2.3%)
             AGRICULTURAL CHEMICALS
        400  Sociedad Quimica y Minera de Chile S.A. (ADR).........................................       14,150
                                                                                                     -----------
             ALCOHOLIC BEVERAGES
      1,570  Compania Cervecerias Unidas S.A. (ADR)................................................       44,941
      3,620  Vina Concha Y Toro (ADR)..............................................................      130,320
                                                                                                     -----------
                                                                                                         175,261
                                                                                                     -----------
             FOOD CHAINS
      3,850  Distribucion Y Servicio D&S S.A. (ADR)*...............................................       72,187
                                                                                                     -----------
             NON - U.S. UTILITIES
      1,570  Chilectra S.A. (ADR) - 144A**.........................................................       32,725
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER PHARMACEUTICALS
      1,560  Laboratorio Chile S.A. (ADR)..........................................................  $    28,080
                                                                                                     -----------
             TELECOMMUNICATIONS
      4,338  Cia de Telecommunicaciones de Chile S.A. (ADR)........................................      107,366
                                                                                                     -----------

             TOTAL CHILE...........................................................................      429,769
                                                                                                     -----------
             CHINA (1.0%)
             NON - U.S. UTILITIES
    438,000  Huaneng Power International, Inc. (Class H)*..........................................      180,637
                                                                                                     -----------

             COLOMBIA (0.3%)
             INTERNATIONAL BANKS
     13,300  Bancolombia S.A. (ADR)................................................................       63,175
                                                                                                     -----------
             GREECE (5.3%)
             BUILDING MATERIALS
        690  Titan Cement Co. S.A..................................................................       63,631
                                                                                                     -----------
             INTEGRATED OIL COMPANIES
      7,200  Hellenic Petroleum S.A.*..............................................................       65,596
     11,242  Hellenic Telecommunication Organization S.A...........................................      241,306
                                                                                                     -----------
                                                                                                         306,902
                                                                                                     -----------
             INTERNATIONAL BANKS
      3,840  Alpha Credit Bank.....................................................................      247,884
      1,100  Ergo Bank S.A.........................................................................      117,881
      1,200  National Bank of Greece S.A...........................................................       78,608
                                                                                                     -----------
                                                                                                         444,373
                                                                                                     -----------
             TELECOMMUNICATIONS
      3,300  Panafon Hellenic Telecom S.A.*........................................................       79,701
                                                                                                     -----------
             TELECOMMUNICATIONS EQUIPMENT
      1,400  Intracom S.A..........................................................................       90,374
                                                                                                     -----------

             TOTAL GREECE..........................................................................      984,981
                                                                                                     -----------
             HONG KONG (1.9%)
             DIVERSIFIED ELECTRONIC PRODUCTS
     50,000  Legend Holdings Ltd...................................................................       48,008
                                                                                                     -----------
             MARINE TRANSPORTATION
     89,000  Cosco Pacific Ltd.....................................................................       73,410
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER SPECIALTY STORES
    230,000  China Everbright Ltd.*................................................................  $   229,727
                                                                                                     -----------

             TOTAL HONG KONG.......................................................................      351,145
                                                                                                     -----------

             HUNGARY (2.1%)
             INTEGRATED OIL COMPANIES
      3,500  MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**.........................................       84,000
                                                                                                     -----------
             INTERNATIONAL BANKS
      2,400  OTP Bank RT...........................................................................      100,219
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
     17,250  Magyar Tavkozlesi RT..................................................................       93,450
      3,700  Magyar Tavkozlesi RT (ADR)............................................................      101,750
                                                                                                     -----------
                                                                                                         195,200
                                                                                                     -----------

             TOTAL HUNGARY.........................................................................      379,419
                                                                                                     -----------

             INDIA (2.6%)
             E.D.P. SERVICES
      5,000  Infosys Technologies Ltd. (ADR).......................................................      288,750
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
     12,100  Videsh Sanchar Nigam Ltd. (GDR)*......................................................      153,973
                                                                                                     -----------
             TEXTILES
      4,084  Reliance Industries Ltd. (GDR)*.......................................................       41,248
                                                                                                     -----------

             TOTAL INDIA...........................................................................      483,971
                                                                                                     -----------

             ISRAEL (3.3%)
             FOOD CHAINS
      3,215  Blue Square Chain Investments & Properties Ltd.*......................................       52,591
                                                                                                     -----------
             INTERNATIONAL BANKS
     34,650  Bank Hapoalim Ltd.....................................................................       88,792
     28,800  Bank Leumi Le-Israel..................................................................       54,365
                                                                                                     -----------
                                                                                                         143,157
                                                                                                     -----------
             MAJOR CHEMICALS
     21,600  Makhteshim-Agan Industries Ltd.*......................................................       48,432
                                                                                                     -----------
             MILITARY/GOV'T/TECHNICAL
      7,735  Elbit Systems Ltd. ...................................................................      135,420
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER PHARMACEUTICALS
      1,200  Teva Pharmaceutical Industries Ltd. (ADR).............................................  $    59,100
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
     14,200  Bezeq Israeli Telecommunication Corp., Ltd.*..........................................       57,117
                                                                                                     -----------
             TELECOMMUNICATIONS EQUIPMENT
      1,900  ECI Telecom Ltd. (ADR)................................................................       62,700
      1,530  NICE-Systems Ltd. (ADR)*..............................................................       42,170
                                                                                                     -----------
                                                                                                         104,870
                                                                                                     -----------
             TOTAL ISRAEL..........................................................................      600,687
                                                                                                     -----------
             MEXICO (11.7%)
             ALCOHOLIC BEVERAGES
     55,400  Grupo Modelo S.A. de C.V. (Series C)..................................................      159,216
                                                                                                     -----------
             BEVERAGES - NON-ALCOHOLIC
      2,200  Coca-Cola Femsa S.A. de C.V. (ADR)....................................................       42,625
      4,620  Fomento Economico Mexicano, S.A. de C.V. (ADR)........................................      184,222
                                                                                                     -----------
                                                                                                         226,847
                                                                                                     -----------
             BROADCASTING
      6,620  Grupo Televisa S.A. de C.V. (GDR)*....................................................      296,659
                                                                                                     -----------
             BUILDING MATERIALS
     16,900  Apasco S.A. de C.V....................................................................      111,222
     16,000  Cemex S.A. de C.V. (B Shares).........................................................       79,829
                                                                                                     -----------
                                                                                                         191,051
                                                                                                     -----------
             MULTI-SECTOR COMPANIES
     34,000  DESC S.A. de C.V. (Series B)..........................................................       37,415
                                                                                                     -----------
             OTHER METALS/MINERALS
     10,600  Grupo Mexico S.A. (Series B)..........................................................       45,412
                                                                                                     -----------
             OTHER SPECIALTY STORES
    159,700  Cifra S.A. de C.V. (Series C).........................................................      294,490
     22,300  Organizacion Soriana S.A. de C.V. (Series B)..........................................      105,544
                                                                                                     -----------
                                                                                                         400,034
                                                                                                     -----------
             PACKAGE GOODS/COSMETICS
     37,300  Kimberly-Clark de Mexico S.A. de C.V. (A Shares)......................................      154,620
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             SPECIALTY FOODS/CANDY
     59,709  Grupo Industrial Bimbo S.A. de C.V. (Series A)........................................  $   133,962
                                                                                                     -----------
             TELECOMMUNICATIONS
      6,260  Telefonos de Mexico S.A. de C.V. (Series L) (ADR).....................................      505,886
                                                                                                     -----------

             TOTAL MEXICO..........................................................................    2,151,102
                                                                                                     -----------

             PERU (0.8%)
             BUILDING MATERIALS
     39,272  Cementos Lima, S.A....................................................................       48,324
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
      3,700  Telefonica del Peru S.A. (ADR)........................................................       55,962
                                                                                                     -----------
             PRECIOUS METALS
      6,720  Compania de Minas Buenaventura S.A. (B Shares)........................................       51,429
                                                                                                     -----------

             TOTAL PERU............................................................................      155,715
                                                                                                     -----------

             PHILIPPINES (2.2%)
             ALCOHOLIC BEVERAGES
     32,340  San Miguel Corp. (Class B)............................................................       70,359
                                                                                                     -----------
             INTERNATIONAL BANKS
     11,580  Metropolitan Bank & Trust Co. ........................................................      115,345
                                                                                                     -----------
             NON - U.S. UTILITIES
      8,400  Manila Electric Co. (B Shares)........................................................       30,165
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
      3,820  Philippine Long Distance Telephone Co.................................................      116,152
                                                                                                     -----------
             REAL ESTATE
    306,100  SM Prime Holdings Inc.................................................................       69,003
                                                                                                     -----------

             TOTAL PHILIPPINES.....................................................................      401,024
                                                                                                     -----------

             POLAND (3.7%)
             INTERNATIONAL BANKS
      2,000  Bank Slaski S.A.......................................................................       97,959
      1,538  BRE Bank S.A..........................................................................       48,455
                                                                                                     -----------
                                                                                                         146,414
                                                                                                     -----------
             TELECOMMUNICATIONS
     15,300  Telekomunikacja Polska S.A. (GDR)*....................................................      109,013
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             WHOLESALE DISTRIBUTORS
     30,000  Elektrim Spolka Akcyjna S.A...........................................................  $   424,745
                                                                                                     -----------
             TOTAL POLAND..........................................................................      680,172
                                                                                                     -----------

             RUSSIA (1.5%)
             INTEGRATED OIL COMPANIES
      3,600  LUKoil Holding Co. (ADR)..............................................................      144,900
     11,000  Surgutneftegaz (ADR)..................................................................       89,375
                                                                                                     -----------
                                                                                                         234,275
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
      3,700  Rostelecom (ADR)*.....................................................................       36,306
                                                                                                     -----------
             TOTAL RUSSIA..........................................................................      270,581
                                                                                                     -----------
             SOUTH AFRICA (11.0%)
             ALCOHOLIC BEVERAGES
     17,992  South African Breweries Ltd...........................................................      156,634
                                                                                                     -----------
             CLOTHING/SHOE/ACCESSORY STORES
        500  Edgars Consolidated Stores Ltd........................................................        3,896
                                                                                                     -----------
             DIVERSIFIED FINANCIAL SERVICES
    187,000  Sanlam Ltd............................................................................      222,138
                                                                                                     -----------
             INTERNATIONAL BANKS
     13,880  Nedcor Ltd............................................................................      319,155
                                                                                                     -----------
             LIFE INSURANCE
     20,360  Liberty Life Association of Africa Ltd................................................      261,477
      8,389  Liberty Life Association of Africa Ltd. (New).........................................       55,683
                                                                                                     -----------
                                                                                                         317,160
                                                                                                     -----------
             MULTI-SECTOR COMPANIES
     28,000  Johnnies Industrial Corp., Ltd........................................................      183,751
                                                                                                     -----------
             OTHER METALS/MINERALS
      7,410  Anglo American PLC*...................................................................      347,171
      5,600  De Beers Consolidated Mines Ltd. (Units) ++...........................................      134,534
                                                                                                     -----------
                                                                                                         481,705
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             PRECIOUS METALS
      9,045  Anglo American Platinum Corporation Ltd...............................................  $   211,586
      3,116  Anglogold Ltd.........................................................................      134,600
                                                                                                     -----------
                                                                                                         346,186
                                                                                                     -----------

             TOTAL SOUTH AFRICA....................................................................    2,030,625
                                                                                                     -----------

             SOUTH KOREA (17.0%)
             DIVERSIFIED ELECTRONIC PRODUCTS
      4,868  Samsung Electronics Co. - 144A**......................................................      534,113
                                                                                                     -----------
             ELECTRONIC COMPONENTS
     20,000  Mirae Co..............................................................................       90,713
                                                                                                     -----------
             INTERNATIONAL BANKS
     15,700  Kookmin Bank..........................................................................      318,747
                                                                                                     -----------
             NON - U.S. UTILITIES
     16,000  Korea Electric Power Corp.............................................................      664,881
                                                                                                     -----------
             OTHER TELECOMMUNICATIONS
      4,800  Korea Telecom Corp.*..................................................................      318,480
                                                                                                     -----------
             PROPERTY - CASUALTY INSURERS
        100  Samsung Fire & Marine Insurance.......................................................       70,410
                                                                                                     -----------
             SPECIALTY CHEMICALS
     14,501  L.G. Chemical Ltd.....................................................................      394,628
                                                                                                     -----------
             SPECIALTY FOODS/CANDY
        600  Cheil Jedang Corp.....................................................................       47,223
                                                                                                     -----------
             STEEL/IRON ORE
      5,610  Pohang Iron & Steel Co., Ltd..........................................................      670,631
                                                                                                     -----------

             TOTAL SOUTH KOREA.....................................................................    3,109,826
                                                                                                     -----------

             TAIWAN (15.4%)
             COMPUTER HARDWARE
     26,337  Acer Inc. (GDR)*......................................................................      329,213
     51,227  Asustek Computer Inc. (GDR)...........................................................      737,675
         90  Asustek Computer Inc. (GDR) - 144A**..................................................        1,290
                                                                                                     -----------
                                                                                                       1,068,178
                                                                                                     -----------
             DIVERSIFIED COMMERCIAL SERVICES
      9,296  ASE Test Ltd. (ADR)*..................................................................      197,540
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             ELECTRONIC DISTRIBUTORS
      1,200  Synnex Technology International Corp. (GDR)*..........................................  $    27,120
                                                                                                     -----------
             ELECTRONIC PRODUCTION EQUIPMENT
     12,870  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)....................................      437,580
                                                                                                     -----------
             SEMICONDUCTORS
     10,258  Advanced Semiconductor Engineering Inc. (GDR)*........................................      226,445
     27,266  Siliconware Precision Industries Co. (GDR)*...........................................      364,683
      7,350  Windbond Electronics Corp. (GDR)*.....................................................       81,953
     15,122  Windbond Electronics Corp. (GDR) - 144A* **...........................................      168,610
                                                                                                     -----------
                                                                                                         841,691
                                                                                                     -----------
             STEEL/IRON ORE
     17,238  China Steel Corp. (GDR)...............................................................      263,741
                                                                                                     -----------

             TOTAL TAIWAN..........................................................................    2,835,850
                                                                                                     -----------

             THAILAND (0.7%)
             INTERNATIONAL BANKS
     36,800  Bangkok Bank PCL*.....................................................................      137,738
                                                                                                     -----------

             TURKEY (4.1%)
             BUILDING MATERIALS
  7,141,600  Akcansa Cimento A.S...................................................................       72,699
                                                                                                     -----------
             CONSUMER ELECTRONICS/APPLIANCES
  2,700,000  Arcelik A.S...........................................................................       95,878
                                                                                                     -----------
             FOOD CHAINS
    153,700  Migros Turk T.A.S.....................................................................      191,029
                                                                                                     -----------
             INTERNATIONAL BANKS
  8,501,000  Akbank T.A.S..........................................................................      124,775
  7,176,400  Turkiye Is Bankasi (C Shares).........................................................      127,419
 10,400,000  Yapi ve Kredi Bankasi A.S. ...........................................................      150,186
                                                                                                     -----------
                                                                                                         402,380
                                                                                                     -----------

             TOTAL TURKEY..........................................................................      761,986
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

             VIETNAM (0.0%)
             MUTUAL FUNDS
      1,800  Lazard Vietnam Fund Ltd...............................................................  $   --
                                                                                                     -----------

TOTAL COMMON AND PREFERRED STOCKS
(IDENTIFIED COST $13,911,676)(A)...........................................................   96.2%     17,722,146

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.8         694,722
                                                                                             ------   ------------

NET ASSETS.................................................................................  100.0%   $ 18,416,868
                                                                                             ------   ------------
                                                                                             ------   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more classes of securities traded together as a unit; bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,374,067 and the aggregate gross unrealized depreciation is $563,597, resulting in net unrealized appreciation of $3,810,470.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1999:

                                                 UNREALIZED
 CONTRACTS TO           IN         DELIVERY    APPRECIATION/
    RECEIVE        EXCHANGE FOR      DATE      (DEPRECIATION)
-------------------------------------------------------------
GRD 17,845,447     $     56,914    07/01/99        $ (167)
ZAR  1,755,558     $    290,809    07/06/99           860
                                                    -----
      Net unrealized appreciation..........        $  693
                                                    -----
                                                    -----

CURRENCY ABBREVIATIONS:
GRD        Greek Drachma.
ZAR        South African Rand.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKET
SUMMARY OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------
Agricultural Chemicals.............................................................  $    14,150           0.1%
Alcoholic Beverages................................................................      600,389           3.3
Beverages - Non-Alcoholic..........................................................      226,847           1.2
Broadcasting.......................................................................      296,659           1.6
Building Materials.................................................................      375,705           2.0
Clothing/Shoe/Accessory Stores.....................................................        3,896           0.0
Computer Hardware..................................................................    1,068,178           5.8
Consumer Electronics/Appliances....................................................       95,878           0.5
Diversified Commercial Services....................................................      197,540           1.1
Diversified Electronic Products....................................................      582,121           3.2
Diversified Financial Services.....................................................      222,138           1.2
E.D.P. Services....................................................................      288,750           1.6
Electric Utilities.................................................................      111,543           0.6
Electronic Components..............................................................       90,713           0.5
Electronic Distributors............................................................       27,120           0.1
Electronic Production Equipment....................................................      437,580           2.4
Food Chains........................................................................      315,807           1.7
Integrated Oil Companies...........................................................      768,370           4.2
International Banks................................................................    2,336,548          12.7
Life Insurance.....................................................................      317,160           1.7
Major Chemicals....................................................................       48,432           0.3
Marine Transportation..............................................................       73,410           0.4
Military/Gov'T/Technical...........................................................      135,420           0.7
Multi-Sector Companies.............................................................      221,166           1.2
Non - U.S. Utilities...............................................................      968,044           5.2

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------
Oil & Gas Production...............................................................  $   122,491           0.7%
Oil/Gas Transmission...............................................................       15,937           0.1
Other Metals/Minerals..............................................................      671,409           3.6
Other Pharmaceuticals..............................................................       87,180           0.5
Other Specialty Stores.............................................................      629,761           3.4
Other Telecommunications...........................................................    1,207,869           6.5
Package Goods/Cosmetics............................................................      154,620           0.8
Paper..............................................................................       84,321           0.5
Precious Metals....................................................................      397,615           2.2
Property - Casualty Insurers.......................................................       70,410           0.4
Real Estate........................................................................       69,003           0.4
Semiconductors.....................................................................      841,691           4.6
Specialty Chemicals................................................................      394,628           2.1
Specialty Foods/Candy..............................................................      181,185           1.0
Specialty Steels...................................................................       61,836           0.3
Steel/Iron Ore.....................................................................      934,372           5.1
Telecommunications.................................................................    1,313,017           7.1
Telecommunications Equipment.......................................................      195,244           1.1
Textiles...........................................................................       41,248           0.2
Wholesale Distributors.............................................................      424,745           2.3
                                                                                     -----------         ---
                                                                                     $17,722,146          96.2%
                                                                                     -----------         ---
                                                                                     -----------         ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $16,682,468          90.6%
Preferred Stocks...................................................................    1,039,678           5.6
                                                                                     -----------         ---
                                                                                     $17,722,146          96.2%
                                                                                     -----------         ---
                                                                                     -----------         ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                           NORTH
                                         AMERICAN
                            MONEY       GOVERNMENT    DIVERSIFIED      BALANCED
                            MARKET      SECURITIES       INCOME         GROWTH       UTILITIES
------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *....................  $126,866,373   $9,648,082    $88,372,990    $132,975,246   $113,400,817
Cash...................         5,789       72,221      3,609,461**       --             142,046
Receivable for:
    Investments sold...       --            --                636         --             --
    Shares of
      beneficial
      interest sold....       272,887       10,747         21,521         176,707        120,241
    Dividends..........       --            --            --              110,330        158,653
    Interest...........       149,648       38,485      1,521,111         382,479         68,724
    Foreign withholding
      taxes
      reclaimed........       --            --            --              --              17,470
    Compensated forward
      foreign currency
      contracts........       --            --             16,873         --             --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............       --            --             38,623         --             --
Prepaid expenses and
  other assets.........           645          375          1,057           1,761            523
Deferred organizational
  expenses.............           578          578            578             578            578
Receivable from
  affiliate............       --            --            --              --             --
                         ------------   -----------   ------------   ------------   ------------
     TOTAL ASSETS......   127,295,920    9,770,488     93,582,850     133,647,101    113,909,052
                         ------------   -----------   ------------   ------------   ------------
LIABILITIES:
Payable for:
    Investments
      purchased........       --            --          1,377,939       4,206,676        298,750
    Shares of
      beneficial
      interest
      repurchased......       422,028          857         30,387         100,647         31,372
    Compensated forward
      foreign currency
      contracts........       --            --            373,489         --             --
    Variation margin...       --            --            --              --             --
    Dividends to
      shareholders.....       --            --            --              --             --
    Investment
      management
      fees.............        58,071        5,651         32,954          68,595         64,973
Payable to bank........       --            --             39,999          19,279        --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............       --            --             33,925         --             --
Accrued expenses and
  other payables.......        19,533        8,202         20,574          31,148         15,673
                         ------------   -----------   ------------   ------------   ------------
     TOTAL
     LIABILITIES.......       499,632       14,710      1,909,267       4,426,345        410,768
                         ------------   -----------   ------------   ------------   ------------
NET ASSETS:
Paid-in-capital........   126,796,185    9,776,710     98,537,794     116,756,668     78,239,381
Accumulated
  undistributed net
  investment income
  (loss)...............           103       38,185        685,655         333,018        158,187
Accumulated
  undistributed net
  realized gain
  (loss)...............       --           (12,016)    (1,538,098)      1,628,829      3,536,429
Net unrealized
  appreciation
  (depreciation).......       --           (47,101)    (6,011,768)     10,502,241     31,564,287
                         ------------   -----------   ------------   ------------   ------------
     NET ASSETS........  $126,796,288   $9,755,778    $91,673,583    $129,220,756   $113,498,284
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     *IDENTIFIED
     COST..............  $126,866,373   $9,695,184    $94,369,428    $122,473,004   $ 81,836,529
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   126,796,185      967,092      9,695,535       8,289,916      5,389,161
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................         $1.00       $10.09          $9.46          $15.59         $21.06
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------

------------------

**   Including foreign currency of $295 and $1,438,365, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                          DIVIDEND    VALUE-ADDED                  AMERICAN      MID-CAP       GLOBAL     DEVELOPING    EMERGING
                           GROWTH        MARKET       GROWTH     OPPORTUNITIES   GROWTH        EQUITY       GROWTH       MARKETS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *.................... $760,750,703  $195,656,416  $64,841,125  $511,850,715  $31,546,262  $133,804,934  $95,185,464  $17,722,146
Cash...................      --             38,701      --             27,881       43,106     1,526,981**      59,448     988,404
Receivable for:
    Investments sold...  163,524,859     6,944,599      521,420    18,196,578      --            --         4,262,683          136
    Shares of
      beneficial
      interest sold....      570,650       268,504       90,507       554,449       44,271       205,490       42,072      244,163
    Dividends..........    1,180,965       208,654       32,914       265,079       18,625       165,900       10,247       21,202
    Interest...........          130           380          205       --           --                505       14,368        7,064
    Foreign withholding
      taxes
      reclaimed........       88,125       --           --             36,187      --             98,827      --           --
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --                479      --           --
Prepaid expenses and
  other assets.........        2,655         1,157          157         1,449          762           230       32,859           76
Deferred organizational
  expenses.............          578           578          578           578      --                578          578          578
Receivable from
  affiliate............      --            --           --            --            13,727       --           --           --
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL ASSETS......  926,118,665   203,118,989   65,486,906   530,932,916   31,666,753   135,803,924   99,607,719   18,983,769
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
LIABILITIES:
Payable for:
    Investments
      purchased........   73,738,255     8,247,652      388,979    27,567,019      --          1,024,517    5,728,206      520,548
    Shares of
      beneficial
      interest
      repurchased......      300,345       116,911       37,098       560,322        1,336        21,566      104,820        3,654
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
    Variation margin...      --            --           --            850,482      --            --           --           --
    Dividends to
      shareholders.....      --            --           --            --           --            --           --           --
    Investment
      management
      fees.............      434,222        85,631       44,081       268,889      --            118,368       39,391       19,153
Payable to bank........      --            --           --            --           --            --           --           --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --           --
Accrued expenses and
  other payables.......       53,061        25,491       36,152        31,964       14,489        33,868       21,465       23,546
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL
     LIABILITIES.......   74,525,883     8,475,685      506,310    29,278,676       15,825     1,198,319    5,893,882      566,901
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSETS:
Paid-in-capital........  663,020,626   133,750,432   49,668,155   386,387,911   25,565,985   102,128,548   57,882,228   19,939,074
Accumulated
  undistributed net
  investment income
  (loss)...............      843,818       164,921      (26,075)      242,081       28,855        86,920       12,910      (16,778)
Accumulated
  undistributed net
  realized gain
  (loss)...............  110,218,196     5,612,655    1,895,220    68,916,064    2,984,231     1,951,663   15,654,123   (5,312,427)
Net unrealized
  appreciation
  (depreciation).......   77,510,142    55,115,296   13,443,296    46,108,184    3,071,857    30,438,474   20,164,576    3,806,999
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     NET ASSETS........ $851,592,782  $194,643,304  $64,980,596  $501,654,240  $31,650,928  $134,605,605  $93,713,837  $18,416,868
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     *IDENTIFIED
     COST.............. $683,240,561  $140,541,120  $51,397,829  $464,182,670  $28,474,405  $103,358,400  $75,020,888  $13,911,676
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   37,762,958     9,243,047    3,374,877    20,919,647    2,346,403     8,418,972    3,719,500    1,701,342
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................       $22.55        $21.06       $19.25        $23.97       $13.49        $15.99       $25.20       $10.82
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                           NORTH
                                          AMERICAN
                            MONEY        GOVERNMENT     DIVERSIFIED     BALANCED
                           MARKET        SECURITIES        INCOME        GROWTH       UTILITIES
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $ 3,084,766      $246,091      $  3,979,008   $ 1,309,160   $    242,739
Dividends..............      --            --                --            884,223      1,034,671*
                         -----------   --------------   ------------   -----------   ------------
     TOTAL INCOME......    3,084,766       246,091         3,979,008     2,193,383      1,277,410
                         -----------   --------------   ------------   -----------   ------------
EXPENSES
Investment management
  fee..................      308,898        29,436           183,698       354,875        317,090
Professional fees......       10,613         8,055             9,225        10,997         11,681
Custodian fees.........        4,596         6,095            17,996         9,876          7,148
Shareholder reports and
  notices..............       10,121           278             4,909         3,828          7,828
Trustees' fees and
  expenses.............      --            --                    294           523            289
Transfer agent fees and
  expenses.............          250           250               250           250            250
Organizational
  expenses.............          796           796               796           796            796
Other..................          952           527             4,934         2,334          1,195
                         -----------   --------------   ------------   -----------   ------------
     TOTAL EXPENSES....      336,226        45,437           222,102       383,479        346,277
Less: amounts
  reimbursed/waived....      --            --                --            --             --
                         -----------   --------------   ------------   -----------   ------------
     NET EXPENSES......      336,226        45,437           222,102       383,479        346,277
                         -----------   --------------   ------------   -----------   ------------
     NET INVESTMENT
     INCOME (LOSS).....    2,748,540       200,654         3,756,906     1,809,904        931,133
                         -----------   --------------   ------------   -----------   ------------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........          454        (2,910)       (1,232,360)    2,866,459      3,666,199
    Futures
      contracts........      --            --                --            --             --
    Foreign exchange
      transactions.....      --            --               (132,478)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...          454        (2,910)       (1,364,838)    2,866,459      3,666,199
                         -----------   --------------   ------------   -----------   ------------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........      --            (62,163)       (3,137,152)    5,071,290      9,064,349
    Futures
      contracts........      --            --                --            --             --
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --                (17,359)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)....      --            (62,163)       (3,154,511)    5,071,290      9,064,349
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...          454       (65,073)       (4,519,349)    7,937,749     12,730,548
                         -----------   --------------   ------------   -----------   ------------
NET INCREASE
(DECREASE).............  $ 2,748,994      $135,581      $   (762,443)  $ 9,747,653   $ 13,661,681
                         -----------   --------------   ------------   -----------   ------------
                         -----------   --------------   ------------   -----------   ------------

------------------

 *   Net of foreign withholding tax of $10,849, $53,817, $8,641, $31,509,
     $90,536, $200, and $11,210, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                          DIVIDEND     VALUE-ADDED                 AMERICAN      MID-CAP       GLOBAL     DEVELOPING   EMERGING
                           GROWTH        MARKET        GROWTH     OPPORTUNITIES   GROWTH       EQUITY       GROWTH      MARKETS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $   390,561   $    42,822   $   46,784   $ 1,003,876   $   36,385   $  152,350   $  210,563   $  14,337
Dividends..............    9,269,472*    1,417,230*     191,950     1,474,531*      64,850      914,329*      64,679*    135,748*
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL INCOME......    9,660,033     1,460,052      238,734     2,478,407      101,235    1,066,679      275,242     150,085
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
EXPENSES
Investment management
  fee..................    2,229,856       445,540      231,262     1,379,318      109,802      633,035      210,622      88,859
Professional fees......       11,364        10,796        9,628        10,716        8,294       12,117       10,021      11,354
Custodian fees.........       21,843        13,157       15,993        39,918       20,698       31,240       17,729      27,705
Shareholder reports and
  notices..............       37,041         9,187        5,944        20,801        4,963        6,498        8,103       4,027
Trustees' fees and
  expenses.............        2,283           640           83         1,177       --              315          267          43
Transfer agent fees and
  expenses.............          250           250          250           250          250          250          250         250
Organizational
  expenses.............          796           796          796           796       --              796          796         796
Other..................        2,709        14,041          855         2,265          430        8,334          955       1,972
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL EXPENSES....    2,306,142       494,407      264,811     1,455,241      144,437      692,585      248,743     135,006
Less: amounts
  reimbursed/waived....      --            --            --           --          (144,437)      --           --
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET EXPENSES......    2,306,142       494,407      264,811     1,455,241       --          692,585      248,743     135,006
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET INVESTMENT
     INCOME (LOSS).....    7,353,891       965,645      (26,077)    1,023,166      101,235      374,094       26,499      15,079
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........  114,310,858     5,623,709    3,512,070    76,046,941    5,741,811    6,408,582   16,945,704      31,382
    Futures
      contracts........      --            --            --          (596,418)      --           --           --          --
    Foreign exchange
      transactions.....      --            --            --              (106)      --           17,319       --         (67,334)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...  114,310,858     5,623,709    3,512,070    75,450,417    5,741,811    6,425,901   16,945,704     (35,952)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........  (26,740,859)   17,847,575    4,821,461   (17,584,720)  (1,920,974)   4,416,517     (443,578)  4,714,389
    Futures
      contracts........      --            --            --        (1,558,724)      --           --           --          --
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --            --            (1,687)      --           (8,060)      --          (3,008)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET APPRECIATION
     (DEPRECIATION)....  (26,740,859)   17,847,575    4,821,461   (19,145,131)  (1,920,974)   4,408,457     (443,578)  4,711,381
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   87,569,999    23,471,284    8,333,531    56,305,286    3,820,837   10,834,358   16,502,126   4,675,429
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET INCREASE
(DECREASE).............  $94,923,890   $24,436,929   $8,307,454   $57,328,452   $3,922,072   $11,208,452  $16,528,625  $4,690,508
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                             NORTH AMERICAN
                                                          GOVERNMENT SECURITIES
                                                        -------------------------
                                 MONEY MARKET
                         ----------------------------   FOR THE SIX
                                                          MONTHS        FOR THE
                          FOR THE SIX    FOR THE YEAR      ENDED         YEAR
                         MONTHS ENDED       ENDED        JUNE 30,        ENDED
                         JUNE 30, 1999   DECEMBER 31,      1999        DECEMBER
                          (UNAUDITED)        1998       (UNAUDITED)    31, 1998
-----------------------------------------------------   -------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income...............  $  2,748,540    $ 4,946,059    $  200,654    $  285,399
Net realized gain
  (loss)...............           454             96        (2,910)        1,246
Net change in
  unrealized
  appreciation/
  depreciation.........       --             --            (62,163)      (24,395)
                         -------------   ------------   -----------   -----------
     NET INCREASE
     (DECREASE)........     2,748,994      4,946,155       135,581       262,250
                         -------------   ------------   -----------   -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............    (2,748,550)    (4,946,009)     (193,288)     (270,457)
Net realized gain......          (454)           (96)       --            --
                         -------------   ------------   -----------   -----------
     TOTAL DIVIDENDS
     AND
     DISTRIBUTIONS.....    (2,749,004)    (4,946,105)     (193,288)     (270,457)
                         -------------   ------------   -----------   -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    75,735,377    160,543,866     2,686,038     5,217,638
Reinvestment of
  dividends and
  distributions........     2,749,004      4,946,105       193,288       270,457
Cost of shares
  repurchased..........   (71,872,911)   (129,350,587)  (1,455,063)   (2,182,113)
                         -------------   ------------   -----------   -----------
     NET INCREASE......     6,611,470     36,139,384     1,424,263     3,305,982
                         -------------   ------------   -----------   -----------
     TOTAL INCREASE
     (DECREASE)........     6,611,460     36,139,434     1,366,556     3,297,775
NET ASSETS:
Beginning of period....   120,184,828     84,045,394     8,389,222     5,091,447
                         -------------   ------------   -----------   -----------
     END OF PERIOD.....  $126,796,288    $120,184,828   $9,755,778    $8,389,222
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
UNDISTRIBUTED NET
INVESTMENT INCOME......  $        103    $       113    $   38,185    $   30,818
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
SHARES ISSUED AND
REPURCHASED:
Sold...................    75,735,377    160,543,866       265,347       513,927
Issued in reinvestment
  of dividends and
  distributions........     2,749,004      4,946,105        19,125        26,678
Repurchased............   (71,872,911)   (129,350,587)    (143,699)     (214,966)
                         -------------   ------------   -----------   -----------
NET INCREASE
(DECREASE).............     6,611,470     36,139,384       140,773       325,639
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                            BALANCED GROWTH
                              DIVERSIFIED INCOME       --------------------------
                          ---------------------------
                                                       FOR THE SIX
                           FOR THE SIX   FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                          MONTHS ENDED      ENDED        JUNE 30,       ENDED
                          JUNE 30, 1999  DECEMBER 31,      1999      DECEMBER 31,
                           (UNAUDITED)       1998      (UNAUDITED)       1998
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income.... $  3,756,906   $ 6,202,641   $ 1,809,904   $ 2,564,019
Net realized gain
  (loss).................   (1,364,838)      108,452     2,866,459    12,637,891
Net change in unrealized
  appreciation/
  depreciation...........   (3,154,511)   (3,240,386)    5,071,290    (3,521,872)
                          -------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)..........     (762,443)    3,070,707     9,747,653    11,680,038
                          -------------  ------------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....   (3,812,068)   (5,803,603)   (1,726,955)   (2,431,401)
Net realized gain........      --            (99,333)  (13,846,314)   (1,884,145)
                          -------------  ------------  ------------  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......   (3,812,068)   (5,902,936)  (15,573,269)   (4,315,546)
                          -------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................   15,077,880    43,957,759    33,862,321    38,742,816
Reinvestment of dividends
  and distributions......    3,812,068     5,902,936     1,726,953     4,315,546
Cost of shares
  repurchased............  (16,632,991)  (15,324,330)   (8,395,019)  (13,894,173)
                          -------------  ------------  ------------  ------------
     NET INCREASE........    2,256,957    34,536,365    27,194,255    29,164,189
                          -------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)..........   (2,317,554)   31,704,136    21,368,639    36,528,681
NET ASSETS:
Beginning of period......   93,991,137    62,287,001   107,852,117    71,323,436
                          -------------  ------------  ------------  ------------
     END OF PERIOD....... $ 91,673,583   $93,991,137   $129,220,756  $107,852,117
                          -------------  ------------  ------------  ------------
                          -------------  ------------  ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $    685,655   $   740,817   $   333,018   $   250,069
                          -------------  ------------  ------------  ------------
                          -------------  ------------  ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    1,561,541     4,342,229     2,105,244     2,464,618
Issued in reinvestment of
  dividends and
  distributions..........      395,218       583,849       105,443       273,422
Repurchased..............   (1,722,325)   (1,515,732)     (505,100)     (898,886)
                          -------------  ------------  ------------  ------------
NET INCREASE
(DECREASE)...............      234,434     3,410,346     1,705,587     1,839,154
                          -------------  ------------  ------------  ------------
                          -------------  ------------  ------------  ------------


                                  UTILITIES
                          --------------------------

                          FOR THE SIX   FOR THE YEAR
                          MONTHS ENDED     ENDED
                          JUNE 30,1999  DECEMBER 31,
                          (UNAUDITED)       1998
------------------------- --------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income.... $   931,133   $ 1,400,655
Net realized gain
  (loss).................   3,666,199       648,615
Net change in unrealized
  appreciation/
  depreciation...........   9,064,349    11,747,508
                          ------------  ------------
     NET INCREASE
     (DECREASE)..........  13,661,681    13,796,778
                          ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....    (890,169)   (1,364,710)
Net realized gain........    (778,316)     (698,541)
                          ------------  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......  (1,668,485)   (2,063,251)
                          ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................  25,149,483    34,192,413
Reinvestment of dividends
  and distributions......     890,169     2,063,251
Cost of shares
  repurchased............ (10,217,749)  (13,071,951)
                          ------------  ------------
     NET INCREASE........  15,821,903    23,183,713
                          ------------  ------------
     TOTAL INCREASE
     (DECREASE)..........  27,815,099    34,917,240
NET ASSETS:
Beginning of period......  85,683,185    50,765,945
                          ------------  ------------
     END OF PERIOD....... $113,498,284  $85,683,185
                          ------------  ------------
                          ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $   158,187   $   117,223
                          ------------  ------------
                          ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................   1,288,156     2,031,983
Issued in reinvestment of
  dividends and
  distributions..........      45,921       122,896
Repurchased..............    (524,525)     (781,200)
                          ------------  ------------
NET INCREASE
(DECREASE)...............     809,552     1,373,679
                          ------------  ------------
                          ------------  ------------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                              DIVIDEND GROWTH                 VALUE-ADDED MARKET
                        ----------------------------   ---------------------------------
                         FOR THE SIX   FOR THE YEAR     FOR THE SIX       FOR THE YEAR
                        MONTHS ENDED       ENDED        MONTHS ENDED         ENDED
                        JUNE 30, 1999  DECEMBER 31,    JUNE 30, 1999      DECEMBER 31,
                         (UNAUDITED)       1998         (UNAUDITED)           1998
----------------------------------------------------   ---------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss)............... $  7,353,891   $ 11,747,567    $     965,645       $  1,916,238
Net realized gain
  (loss)...............  114,310,858     65,404,292        5,623,709          6,592,408
Net change in
  unrealized
  appreciation/
  depreciation.........  (26,740,859)    31,880,861       17,847,575          9,340,718
                        -------------  -------------   --------------   ----------------
     NET INCREASE
     (DECREASE)........   94,923,890    109,032,720       24,436,929         17,849,364
                        -------------  -------------   --------------   ----------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............   (7,363,130)   (11,679,096)        (984,071)        (1,902,826)
Net realized gain......  (68,998,640)   (26,160,355)      (6,492,085)        (2,322,935)
                        -------------  -------------   --------------   ----------------
     TOTAL DIVIDENDS
     AND
     DISTRIBUTIONS.....  (76,361,770)   (37,839,451)      (7,476,156)        (4,225,761)
                        -------------  -------------   --------------   ----------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................  101,706,116    192,533,628       16,795,146         42,071,121
Reinvestment of
  dividends and
  distributions........   76,361,769     37,839,451        7,476,156          4,225,761
Cost of shares
  repurchased..........  (68,322,301)   (96,700,375)     (21,412,593)       (26,412,836)
                        -------------  -------------   --------------   ----------------
     NET INCREASE......  109,745,584    133,672,704        2,858,709         19,884,046
                        -------------  -------------   --------------   ----------------
     TOTAL INCREASE
     (DECREASE)........  128,307,704    204,865,973       19,819,482         33,507,649
NET ASSETS:
Beginning of period....  723,285,078    518,419,105      174,823,822        141,316,173
                        -------------  -------------   --------------   ----------------
     END OF PERIOD..... $851,592,782   $723,285,078    $ 194,643,304       $174,823,822
                        -------------  -------------   --------------   ----------------
                        -------------  -------------   --------------   ----------------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)................. $    843,818   $    853,057    $     164,921       $    183,347
                        -------------  -------------   --------------   ----------------
                        -------------  -------------   --------------   ----------------
SHARES ISSUED AND
REPURCHASED:
Sold...................    4,501,379      9,213,959          837,136          2,296,136
Issued in reinvestment
  of dividends and
  distributions........    3,480,178      1,805,072          370,914            228,033
Repurchased............   (3,024,116)    (4,697,895)      (1,076,852)        (1,458,807)
                        -------------  -------------   --------------   ----------------
NET INCREASE
(DECREASE).............    4,957,441      6,321,136          131,198          1,065,362
                        -------------  -------------   --------------   ----------------
                        -------------  -------------   --------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           AMERICAN OPPORTUNITIES
                                      GROWTH             --------------------------
                           ----------------------------
                                                         FOR THE SIX
                            FOR THE SIX    FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                           MONTHS ENDED       ENDED        JUNE 30,       ENDED
                           JUNE 30, 1999   DECEMBER 31,      1999      DECEMBER 31,
                            (UNAUDITED)        1998      (UNAUDITED)       1998
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income....  $    (26,077)   $     3,871   $ 1,023,166   $ 1,787,674
Net realized gain
  (loss).................     3,512,070      3,308,989    75,450,417    40,392,380
Net change in unrealized
  appreciation/
  depreciation...........     4,821,461      2,556,804   (19,145,131)   37,572,830
                           -------------   ------------  ------------  ------------
     NET INCREASE
     (DECREASE)..........     8,307,454      5,869,664    57,328,452    79,752,884
                           -------------   ------------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....        (3,869)       (51,873)     (788,162)   (1,947,082)
Net realized gain........    (4,876,847)    (1,299,815)  (45,832,013)  (24,723,150)
                           -------------   ------------  ------------  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......    (4,880,716)    (1,351,688)  (46,620,175)  (26,670,232)
                           -------------   ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................    10,346,489     28,816,261   111,454,558   112,225,756
Reinvestment of dividends
  and distributions......     4,880,716        183,246    46,620,175    26,670,232
Cost of shares
  repurchased............    (7,177,125)   (12,331,431)  (38,761,679)  (50,359,365)
                           -------------   ------------  ------------  ------------
     NET INCREASE........     8,050,080      8,622,816   119,313,054    88,536,623
                           -------------   ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)..........    11,476,818     13,192,665   130,021,331   141,619,275
NET ASSETS:
Beginning of period......    53,503,778     40,311,113   371,632,909   230,013,634
                           -------------   ------------  ------------  ------------
     END OF PERIOD.......  $ 64,980,596    $53,503,778   $501,654,240  $371,632,909
                           -------------   ------------  ------------  ------------
                           -------------   ------------  ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........  $    (26,075)       --        $   242,081   $     7,077
                           -------------   ------------  ------------  ------------
                           -------------   ------------  ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................       537,998      1,878,945     4,461,785     5,366,406
Issued in reinvestment of
  dividends and
  distributions..........       275,120         12,436     2,078,889     1,333,903
Repurchased..............      (372,818)      (801,820)   (1,565,732)   (2,436,239)
                           -------------   ------------  ------------  ------------
NET INCREASE
(DECREASE)...............       440,300      1,089,561     4,974,942     4,264,070
                           -------------   ------------  ------------  ------------
                           -------------   ------------  ------------  ------------

                               MID-CAP GROWTH              GLOBAL EQUITY
                          -------------------------  -------------------------

                          FOR THE SIX                FOR THE SIX
                            MONTHS                     MONTHS
                             ENDED     FOR THE YEAR     ENDED     FOR THE YEAR
                           JUNE 30,       ENDED       JUNE 30,       ENDED
                             1999      DECEMBER 31,     1999      DECEMBER 31,
                          (UNAUDITED)      1998      (UNAUDITED)      1998
-------------------------                            -------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income.... $  101,235   $   138,956   $  374,094   $ 1,164,734
Net realized gain
  (loss).................  5,741,811    (2,490,436)   6,425,901    (3,070,604)
Net change in unrealized
  appreciation/
  depreciation........... (1,920,974)    3,446,115    4,408,457    16,931,102
                          -----------  ------------  -----------  ------------
     NET INCREASE
     (DECREASE)..........  3,922,072     1,094,635   11,208,452    15,025,232
                          -----------  ------------  -----------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....    (79,675)     (152,597)    (315,312)     (731,065)
Net realized gain........     --          (224,094)      --          (128,304)
                          -----------  ------------  -----------  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS.......    (79,675)     (376,691)    (315,312)     (859,369)
                          -----------  ------------  -----------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................  4,945,935    14,883,943   11,872,873    51,953,057
Reinvestment of dividends
  and distributions......     79,675       376,691      315,312       859,369
Cost of shares
  repurchased............ (5,414,716)   (7,016,976)  (13,997,932) (14,403,393)
                          -----------  ------------  -----------  ------------
     NET INCREASE........   (389,106)    8,243,658   (1,809,747)   10,207,517
                          -----------  ------------  -----------  ------------
     TOTAL INCREASE
     (DECREASE)..........  3,453,291     8,961,602    9,083,393    23,292,746
NET ASSETS:
Beginning of period...... 28,197,637    19,236,035   125,522,212  102,229,466
                          -----------  ------------  -----------  ------------
     END OF PERIOD....... $31,650,928  $28,197,637   $134,605,605 $125,522,212
                          -----------  ------------  -----------  ------------
                          -----------  ------------  -----------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $   28,855   $     7,295   $   86,920   $   310,005
                          -----------  ------------  -----------  ------------
                          -----------  ------------  -----------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    395,077     1,315,016      777,317     4,006,028
Issued in reinvestment of
  dividends and
  distributions..........      6,314        33,289       20,582        66,503
Repurchased..............   (431,955)     (658,565)    (925,054)   (1,101,520)
                          -----------  ------------  -----------  ------------
NET INCREASE
(DECREASE)...............    (30,564)      689,740     (127,155)    2,971,011
                          -----------  ------------  -----------  ------------
                          -----------  ------------  -----------  ------------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                          EMERGING MARKETS
                             DEVELOPING GROWTH       --------------------------
                        ---------------------------
                                                     FOR THE SIX
                         FOR THE SIX   FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                        MONTHS ENDED      ENDED        JUNE 30,       ENDED
                        JUNE 30, 1999  DECEMBER 31,      1999      DECEMBER 31,
                         (UNAUDITED)       1998      (UNAUDITED)       1998
---------------------------------------------------  --------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income............... $     26,499   $   151,770   $    15,079   $   126,142
Net realized gain
  (loss)...............   16,945,704    (1,185,922)      (35,952)   (4,347,772)
Net change in
  unrealized
  appreciation/
  depreciation.........     (443,578)    7,288,857     4,711,381    (2,116,653)
                        -------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)........   16,528,625     6,254,705     4,690,508    (6,338,283)
                        -------------  ------------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............      (20,699)     (180,742)      (29,513)     (146,105)
Net realized gain......      --           (120,681)      --            (48,814)
Paid in capital........      --            --            --            (70,872)
                        -------------  ------------  ------------  ------------
     TOTAL DIVIDENDS
     AND
     DISTRIBUTIONS.....      (20,699)     (301,423)      (29,513)     (265,791)
                        -------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    8,815,329    16,665,137     2,502,274     3,482,891
Reinvestment of
  dividends and
  distributions........       20,698       301,423        29,513       265,791
Cost of shares
  repurchased..........  (13,255,275)  (23,985,095)   (2,048,219)   (7,686,938)
                        -------------  ------------  ------------  ------------
     NET INCREASE......   (4,419,248)   (7,018,535)      483,568    (3,938,256)
                        -------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)........   12,088,678    (1,065,253)    5,144,563   (10,542,330)
NET ASSETS:
Beginning of period....   81,625,159    82,690,412    13,272,305    23,814,635
                        -------------  ------------  ------------  ------------
     END OF PERIOD..... $ 93,713,837   $81,625,159   $18,416,868   $13,272,305
                        -------------  ------------  ------------  ------------
                        -------------  ------------  ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)................. $     12,910   $     7,110   $   (16,778)  $    (2,344)
                        -------------  ------------  ------------  ------------
                        -------------  ------------  ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold...................      394,978       861,579       263,270       368,627
Issued in reinvestment
  of dividends and
  distributions........          943        16,369         3,048        27,733
Repurchased............     (597,927)   (1,272,373)     (243,558)     (823,654)
                        -------------  ------------  ------------  ------------
NET INCREASE
(DECREASE).............     (202,006)     (394,425)       22,760      (427,294)
                        -------------  ------------  ------------  ------------
                        -------------  ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Growth which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:


    PORTFOLIO                             INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining
   Government      relatively low volatility of principal by primarily investing in
   Securities      investment grade fixed income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current
     Income        income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve capital growth with reasonable current income by
     Growth        investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
    Dividend       Seeks to provide reasonable current income and long-term growth of
     Growth        income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets
     Market        through a combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

      PORTFOLIO                                       INVESTMENT OBJECTIVE
       Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
      American         Seeks long-term capital growth consistent with an effort to reduce volatility by
    Opportunities      investing principally in common stock of companies in industries which, at the
 (formerly American    time of the investment, are believed to be undervalued in the marketplace.
       Value)
       Mid-Cap         Seeks long-term capital appreciation by investing primarily in equity securities
       Growth          of mid-cap companies (that is, companies whose equity market capitalization falls within the range of approximately $200 million to $12 billion).
       Global          Seeks a high level of total return on its assets primarily through long-term
       Equity          capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
     Developing        Seeks long-term capital growth by investing primarily in common stocks of smaller
       Growth          and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
      Emerging         Seeks long-term capital appreciation by investing primarily in equity securities
       Markets         of companies in emerging market countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities and Emerging Markets) by TCW Funds Management Inc. ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio, excluding Mid-Cap Growth) which have been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

($1,833 for each respective Portfolio, excluding Mid-Cap Growth). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                             ANNUAL
PORTFOLIO                                  RATE    PORTFOLIO                                  RATE
----------------------------------------  ------   ----------------------------------------  ------
Money Market............................  0.50 %   Growth .................................  0.80 %
North American Government Securities....  0.65     American Opportunities .................   **
Diversified Income......................  0.40     Mid-Cap Growth .........................  0.75
Balanced Growth.........................  0.60     Global Equity ..........................  1.00
Utilities...............................  0.65     Developing Growth ......................  0.50
Dividend Growth.........................   *       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of daily net assets in excess of $500 million. Effective May 1, 1999, the agreement was amended to reduce the annual rate to 0.475% of the portion of daily net assets exceeding $1 billion.
** Effective May 1, 1999, the Agreement was amended to reduce the annual rate from 0.625% of daily net assets to 0.625% to the portion of the daily net assets not exceeding $500 million and 0.60% of the portion to daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Mid-Cap Growth until such time as the Portfolio has $50 million of net assets or December 31, 1999, whichever occurs first. At June 30, 1999, included in the Statements of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Portfolio.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 1999 were as follows:

                                               U.S.GOVERNMENT SECURITIES                    OTHER
                                            -------------------------------    --------------------------------
                                             PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                            -----------    ----------------    ------------    ----------------
Money Market............................    $32,265,463    $    38,417,309     $379,566,683    $   370,349,917
North American Government Securities....      4,464,380          1,997,334          --               --
Diversified Income......................      9,369,092         12,067,158       24,522,091         22,581,489
Balanced Growth.........................     11,500,502          3,319,896       16,861,114         12,677,723
Utilities...............................        745,859            718,414       30,110,057         14,834,758
Dividend Growth.........................        --               --             363,627,913        545,613,064
Value-Added Market......................        --               --              17,708,155         18,109,389
Growth..................................        --               --              35,308,556         32,792,061
American Opportunities..................     19,504,688         19,442,344      945,572,274        887,113,210
Mid-Cap Growth..........................        --               --              69,395,214         70,879,643
Global Equity...........................        --               --              47,013,250         48,772,780
Developing Growth.......................        --               --              87,526,368         95,648,561
Emerging Markets........................        --               --               8,849,069          8,146,313

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $110,170, as well as a realized gain of $60,633.

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Hartford Financial Services Group, an affiliate of the Fund, of $257,784, as well as a realized gain of $147,406.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

For the six months ended June 30, 1999, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

  DIVERSIFIED      BALANCED                  DIVIDEND        AMERICAN         MID-CAP     GLOBAL      DEVELOPING
    INCOME          GROWTH      UTILITIES     GROWTH       OPPORTUNITIES      GROWTH      EQUITY        GROWTH
---------------  ------------  -----------  -----------  -----------------  -----------  ---------  --------------
   $     525      $   11,598    $   8,600   $    33,665     $    31,755     $    20,144  $   5,242   $     26,073
       -----     ------------  -----------  -----------         -------     -----------  ---------        -------
       -----     ------------  -----------  -----------         -------     -----------  ---------        -------

Included at June 30, 1999, in the payable for investments purchased and receivable for investments sold were $1,867,616 and $956,520, respectively, for American Opportunities, $1,559,891 and $7,814,689, respectively, for Dividend Growth and $793,781 and $320,908, respectively, for Developing Growth for unsettled trades with DWR.

Included at June 30, 1999, in the payable for investments purchased and receivable for investments sold were $417,361 and $1,359,522, respectively, for American Opportunities, $0 and $1,867,663, respectively, for Balanced Growth and $1,026,463 and $8,491,694, respectively, for Dividend Growth for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager.

For the six months ended June 30, 1999, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. for executed portfolio transactions:

  BALANCED     DIVIDEND                     AMERICAN         MID-CAP      GLOBAL       DEVELOPING      EMERGING
   GROWTH       GROWTH       GROWTH       OPPORTUNITIES      GROWTH       EQUITY         GROWTH        MARKETS
------------  -----------  -----------  -----------------  -----------  -----------  --------------  ------------
 $    7,985   $    74,925   $   2,115     $     164,240     $   8,040   $    17,379    $    3,565     $    1,654
     ------   -----------  -----------         --------    -----------  -----------        ------         ------
     ------   -----------  -----------         --------    -----------  -----------        ------         ------

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1998, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                        (AMOUNTS IN THOUSANDS)
                AVAILABLE THROUGH                   ------------------------------
                   DECEMBER 31,                      2004    2005    2006   TOTAL
--------------------------------------------------  ------  ------  ------  ------
North American Government Securities..............  $    5  $    2    --    $    7
Diversified Income................................    --      --    $  164     164
Mid-Cap Growth....................................    --      --     2,388   2,388
Global Equity.....................................    --      --     3,935   3,935
Developing Growth.................................    --      --     1,207   1,207
Emerging Markets..................................    --      --     4,785   4,785

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1998: Capital: North American Government Securities -- $2,000; Utilities -- $130,000; Growth -- $956,000; Global Equity -- $426,000; Emerging Markets -- $290,000; Currency: Diversified Income $280,000; American Opportunities $8,000.

At December 31, 1998, the primary reason(s) for significant temporary book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES
                                          -----------------------------
                                          POST-OCTOBER  LOSS DEFERRALS
                                             LOSSES     FROM WASH SALES
                                          ------------  ---------------
North American Government Securities....         -
Diversified Income......................         -               -
Balance Growth..........................                         -
Utilities...............................         -
Dividend Growth.........................                         -
Value-Added.............................                         -
Growth..................................         -               -
American Opportunities..................         -               -
Mid-Cap Growth..........................                         -
Global Equity...........................         -               -
Developing Growth.......................                         -
Emerging Markets........................         -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 1999, Diversified Income had outstanding forward contracts.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1999 (UNAUDITED) CONTINUED

At June 30, 1999, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

6. SUBSEQUENT EVENTS

Mid-Cap Growth -- On August 4, 1999, the shareholders of Mid-Cap Growth approved a new sub-advisory agreement between the Investment Manager and TCW. Under terms of the Agreement, TCW will provide the Portfolio with investment advice and portfolio management relating to the Portfolios' investments in securities subject to the overall supervision of the Investment Manager. As compensation for its services, the Investment Manager will pay TCW monthly compensation equal to 40% of its monthly compensation. The sub-advisory agreement was effective on August 9, 1999. Upon effectiveness of the sub-advisory agreement, the Portfolio changed its name to Mid-Cap Equity.

Utilities -- On August 4, 1999, the shareholders of Utilities approved changing the Portfolios' investment objective to "seek both capital appreciation and current income". This change will have the effect of (i) eliminating long-term growth of income as an objective and (ii) permitting the Portfolio to invest primarily in the entire utilities industry, as opposed to the more limited public utilities industry. The new objective was effective on August 9, 1999.

North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
          YEAR ENDED           BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
         DECEMBER 31           OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)                       $    1.00    $ 0.01        --            $ 0.01        $(0.01)        --             $(0.01)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1999 **                             1.00      0.02        --              0.02         (0.02)        --              (0.02)
NORTH AMERICAN GOVERNMENT SECURITIES
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.53        $ 0.11          0.64         (0.50)        --              (0.50)
1996                               10.18      0.52         (0.09)         0.43         (0.52)        --              (0.52)
1997                               10.09      0.48          0.09          0.57         (0.49)        --              (0.49)
1998                               10.17      0.46         (0.03)         0.43         (0.45)        --              (0.45)
1999 **                            10.15      0.22         (0.06)         0.16         (0.22)        --              (0.22)
DIVERSIFIED INCOME
1994 (a)                           10.00      0.08        --              0.08         (0.03)        --              (0.03)
1995                               10.05      0.57          0.11          0.68         (0.51)        --              (0.51)
1996                               10.22      0.80          0.13          0.93         (0.82)        $(0.01)         (0.83)
1997                               10.32      0.80          0.02          0.82         (0.83)         (0.02)         (0.85)
1998                               10.29      0.79         (0.37)         0.42         (0.77)         (0.01)         (0.78)
1999 **                             9.93      0.39         (0.46)        (0.07)        (0.40)        --              (0.40)
BALANCED GROWTH
1994 (a)                           10.00      0.08         (0.02)         0.06         (0.02)        --              (0.02)
1995                               10.04      0.40          1.85          2.25         (0.40)        --              (0.40)
1996                               11.89      0.33          1.25          1.58         (0.33)         (0.07)         (0.40)
1997                               13.07      0.29          2.01          2.30         (0.30)         (0.04)         (0.34)
1998                               15.03      0.44          1.68          2.12         (0.43)         (0.34)         (0.77)
1999 **                            16.38      0.21          1.11          1.32         (0.21)         (1.90)         (2.11)
UTILITIES
1994 (a)                           10.00      0.07        --              0.07         (0.03)        --              (0.03)
1995                               10.04      0.45          2.30          2.75         (0.44)        --              (0.44)
1996                               12.35      0.43          0.60          1.03         (0.43)         (0.01)         (0.44)
1997                               12.94      0.39          2.96          3.35         (0.40)         (0.05)         (0.45)
1998                               15.84      0.37          3.06          3.43         (0.37)         (0.19)         (0.56)
1999 **                            18.71      0.18          2.50          2.68         (0.18)         (0.15)         (0.33)
DIVIDEND GROWTH
1994 (a)                           10.00      0.08         (0.09)        (0.01)        (0.02)        --              (0.02)
1995                                9.97      0.36          3.57          3.93         (0.36)        --              (0.36)
1996                               13.54      0.34          2.94          3.28         (0.35)         (0.02)         (0.37)
1997                               16.45      0.38          3.80          4.18         (0.38)         (0.68)         (1.06)
1998                               19.57      0.39          3.38          3.77         (0.39)         (0.90)         (1.29)
1999 **                            22.05      0.22          2.53          2.75         (0.22)         (2.03)         (2.25)
VALUE-ADDED MARKET
1994 (a)                           10.00      0.06         (0.14)        (0.08)        (0.02)        --              (0.02)
1995                                9.90      0.31          2.34          2.65         (0.31)        --              (0.31)
1996                               12.24      0.23          1.93          2.16         (0.23)         (0.01)         (0.24)
1997                               14.16      0.23          3.43          3.66         (0.23)         (0.03)         (0.26)
1998                               17.56      0.22          1.90          2.12         (0.22)         (0.27)         (0.49)
1999 **                            19.19      0.11          2.60          2.71         (0.11)         (0.73)         (0.84)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)     RATE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)         $  1.00      0.76%(1)   $ 1,234      2.50%*(2)        3.33%*(2)  --             5.83%(2)      N/A
1995                1.00      6.10        42,089      0.81             5.11       --             5.92          N/A
1996                1.00      5.07        87,002      0.59             4.94       0.57%          4.96          N/A
1997                1.00      5.21        84,045      0.55             5.08       0.55           5.08          N/A
1998                1.00      5.16       120,185      0.55             5.02       0.55           5.02          N/A
1999 **             1.00      2.23(1)    126,796      0.54(2)          4.45(2)    0.54(2)        4.45(2)       N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1994 (a)           10.04      0.61(1)        122      2.50*(2)         1.78*(2)   --             4.28(2)      --
1995               10.18      6.40         1,288      2.50*            3.24*      --             5.74           18%
1996               10.09      4.35         4,172      1.45             4.55       0.50           5.50           48
1997               10.17      5.91         5,091      1.26             4.75       1.26           4.75           27
1998               10.15      4.28         8,389      1.15             4.52       1.15           4.52           51
1999 **            10.09      1.56(1)      9,756      1.00(2)          4.43(2)    1.00(2)        4.43(2)        36(1)
DIVERSIFIED
INCOME
1994 (a)           10.05      0.76(1)        402      2.50*(2)         3.08*(2)   --             5.58(2)      --
1995               10.22      6.96         8,972      1.33             5.95       --             7.28           33
1996               10.32      9.54        32,119      0.71             8.26       0.50           8.47           69
1997               10.29      8.32        62,287      0.55             8.09       0.55           8.09          110
1998                9.93      4.22        93,991      0.49             7.92       0.49           7.92          111
1999 **             9.46     (0.72) (1)   91,674      0.48(2)          8.18(2)    0.48(2)        8.18(2)        39(1)
BALANCED GROWTH
1994 (a)           10.04      0.60(1)        796      2.50*(2)         2.90*(2)   --             5.40(2)      --
1995               11.89     22.86        16,311      1.39             2.45       --             3.84           99
1996               13.07     13.54        38,893      0.90             2.35       0.50           2.75           88
1997               15.03     17.87        71,323      0.86             2.13       0.86           2.13           64
1998               16.38     14.41       107,852      0.71             2.87       0.71           2.87           93
1999 **            15.59      8.57(1)    129,221      0.65(2)          3.06(2)    0.65(2)        3.06(2)        14(1)
UTILITIES
1994 (a)           10.04      0.65(1)        498      2.50*(2)         2.79*(2)   --             5.29(2)      --
1995               12.35     28.05        17,959      1.43             3.01       --             4.44            3
1996               12.94      8.48        35,686      0.80             3.16       0.50           3.46           15
1997               15.84     26.45        50,766      0.76             2.83       0.76           2.83           34
1998               18.71     22.23        85,683      0.71             2.21       0.71           2.21           19
1999 **            21.06     14.44(1)    113,498      0.73(2)          1.91(2)    0.73(2)        1.91(2)        16(1)
DIVIDEND GROWTH
1994 (a)            9.97     (0.05) (1)    1,378      2.50*(2)         3.28*(2)   --             5.78(2)      --
1995               13.54     40.13        78,694      0.83             2.80       --             3.63            4
1996               16.45     24.49       258,101      0.67             2.44       0.67           2.44           39
1997               19.57     26.12       518,419      0.65             2.11       0.65           2.11           26
1998               22.05     19.73       723,285      0.63             1.87       0.63           1.87           39
1999 **            22.55     12.80(1)    851,593      0.60(2)          1.92(2)    0.60(2)        1.92(2)        50(1)
VALUE-ADDED
MARKET
1994 (a)            9.90     (0.76) (1)      349      2.50*(2)         1.25*(2)   --             3.75(2)      --
1995               12.24     27.14        23,970      1.46             1.64       --             3.10            4
1996               14.16     17.78        73,516      0.64             1.69       0.56           1.77            4
1997               17.56     26.12       141,316      0.58             1.49       0.58           1.49            8
1998               19.19     12.19       174,824      0.55             1.20       0.55           1.20           14
1999 **            21.06     14.35(1)    194,643      0.55(2)          1.08(2)    0.55(2)        1.08(2)        10(1)

---------------------

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
          YEAR ENDED           BEGINNING    INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
         DECEMBER 31           OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)                       $   10.00    $ 0.07        --            $ 0.07        $(0.02)        --             $(0.02)
1995                               10.05      0.26        $ 1.05          1.31         (0.29)        --              (0.29)
1996                               11.07      0.08          2.52          2.60         (0.08)        $(0.04)         (0.12)
1997                               13.55      0.09          3.09          3.18         (0.10)         (0.07)         (0.17)
1998                               16.56      0.00          2.16          2.16            --          (0.49)         (0.49)
1999 **                            18.23     (0.01)         2.62          2.61            --          (1.59)         (1.59)
AMERICAN OPPORTUNITIES
1994 (a)                           10.00      0.06          0.01          0.07         (0.02)        --              (0.02)
1995                               10.05      0.21          3.66          3.87         (0.21)        --              (0.21)
1996                               13.71      0.08          1.68          1.76         (0.10)         (0.07)         (0.17)
1997                               15.30      0.07          4.73          4.80         (0.06)         (0.35)         (0.41)
1998                               19.69      0.13          5.57          5.70         (0.14)         (1.94)         (2.08)
1999 **                            23.31      0.05          3.12          3.17         (0.04)         (2.47)         (2.51)
MID-CAP GROWTH
1997 (b)                           10.00      0.18          1.39          1.57         (0.17)        --              (0.17)
1998                               11.40      0.06          0.57          0.63         (0.07)         (0.10)         (0.17)
1999 **                            11.86      0.04          1.62          1.66         (0.03)        --              (0.03)
GLOBAL EQUITY
1994 (a)                           10.00      0.07         (0.10)        (0.03)        (0.03)        --              (0.03)
1995                                9.94      0.29          1.05          1.34         (0.29)        --              (0.29)
1996                               10.99      0.15          1.10          1.25         (0.17)         (0.01)         (0.18)
1997                               12.06      0.12          0.92          1.04         (0.11)         (0.02)         (0.13)
1998                               12.97      0.14          1.81          1.95         (0.18)         (0.05)         (0.23)
1999 **                            14.69      0.23          1.11          1.34         (0.04)        --              (0.04)
DEVELOPING GROWTH
1994 (a)                           10.00      0.08          0.08          0.16         (0.03)        --              (0.03)
1995                               10.13      0.24          4.88          5.12         (0.25)        --              (0.25)
1996                               15.00      0.02          1.92          1.94         (0.04)++       (0.02)         (0.06)
1997                               16.88      0.05          2.27          2.32         (0.04)        --              (0.04)
1998                               19.16      0.03          1.69          1.72         (0.04)         (0.03)         (0.07)
1999 **                            20.81      0.01          4.39          4.40         (0.01)        --              (0.01)
EMERGING MARKETS
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.29         (0.33)        (0.04)        (0.31)        --              (0.31)
1996                                9.69      0.16          1.51          1.67         (0.16)        --              (0.16)
1997                               11.20      0.06          0.11          0.17         (0.06)        --              (0.06)
1998                               11.31      0.07         (3.33)        (3.26)        (0.11)+++      (0.03)         (0.14)
1999 **                             7.91     (0.01)         2.94          2.93        --              (0.02)         (0.02)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
   +++     Includes distributions from paid-in-capital of $0.04.
    *      After application of the Fund's expense limitation.
   **      For the six months ended June 30, 1999 (unaudited).
   (1)     Not annualized.
   (2)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)     RATE
---------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)         $ 10.05      0.67%(1)   $   316      2.50%*(2)        2.32%*(2)  --             4.82%(2)     --
1995               11.07     13.29         3,956      2.50*           (0.64) *    --             1.86           39%
1996               13.55     23.56        18,215      1.22            (0.03)      0.50%          0.69           47
1997               16.56     23.07        40,311      1.01             0.13       1.01           0.13           55
1998               18.23     13.22        53,504      1.06             0.01       1.06           0.01          223
1999 **            19.25     15.07(1)     64,981      0.92(2)         (0.09)  (2)  0.92(2)      (0.09) (2)      58(1)
AMERICAN
OPPORTUNITIES
1994 (a)           10.05      0.69(1)        823      2.50*(2)         1.60*(2)   --             4.10(2)        10(1)
1995               13.71     38.95        38,235      0.96             1.11       --             2.07          174
1996               15.30     12.95       120,904      0.71             0.52       0.69           0.54          232
1997               19.69     31.93       230,014      0.68             0.42       0.68           0.42          262
1998               23.31     30.78       371,633      0.66             0.62       0.66           0.62          325
1999 **            23.97     14.42(1)    501,654      0.66(2)          0.46(2)    0.66(2)        0.46(2)       227(1)
MID-CAP GROWTH
1997 (b)           11.40     15.84(1)     19,236      1.12(2)          0.65(2)    --             1.77(2)       104(1)
1998               11.86      5.67        28,198      0.98            (0.40)      --             0.58          323
1999 **            13.49     14.05(1)     31,651      0.99(2)         (0.30)  (2)  --            0.69(2)       247(1)
GLOBAL EQUITY
1994 (a)            9.94     (0.30) (1)    1,194      2.50*(2)         2.20*(2)   --             4.70(2)      --
1995               10.99     13.76        17,074      1.69             1.09       --             2.78           74
1996               12.06     11.43        59,246      1.25             0.69       0.72           1.22           62
1997               12.97      8.66       102,229      1.13             0.91       1.13           0.91           87
1998               14.69     15.11       125,522      1.10             1.01       1.10           1.01           80
1999 **            15.99      9.12(1)    134,606      1.09(2)          0.59(2)    1.09(2)        0.59(2)        39(1)
DEVELOPING
GROWTH
1994 (a)           10.13      1.58(1)        380      2.50*(2)         2.31*(2)   --             4.81(2)         3(1)
1995               15.00     51.26        17,412      1.24             0.86       --             2.10           80
1996               16.88     12.95        61,120      0.68            (0.04)      0.58           0.06          146
1997               19.16     13.77        82,690      0.60             0.26       0.60           0.26          149
1998               20.81      9.04        81,625      0.59             0.19       0.59           0.19          193
1999 **            25.20     21.13(1)     93,714      0.59(2)          0.06(2)    0.59(2)        0.06(2)       110(1)
EMERGING
MARKETS
1994 (a)           10.04      0.57(1)        448      2.50*(2)         2.22*(2)   --             4.72(2)      --
1995                9.69     (0.57)        4,092      2.50*            0.18*      --             2.68           36
1996               11.20     17.69        17,240      2.02            (0.10)      0.50           1.42           46
1997               11.31      1.27        23,815      1.71             0.49       1.71           0.49           91
1998                7.91    (29.03)       13,272      1.73             0.72       1.73           0.72          116
1999 **            10.82     37.05(1)     18,417      1.90(2)          0.21(2)    1.90(2)        0.21(2)        61(1)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
   +++     Includes distributions from paid-in-capital of $0.04.
    *      After application of the Fund's expense limitation.
   **      For the six months ended June 30, 1999 (unaudited).
   (1)     Not annualized.
   (2)     Annualized.

                                 EMPTY FOOTNOTE

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                           PricewaterhouseCoopers LLP
         Harborside Financial Center--Plaza Two                         1177 Avenue of the Americas
             Jersey City, New Jersey 07311                                New York, New York 10036

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Growth
                        and Emerging Markets Portfolios
                       ----------------------------------
                           TCW Funds Management, Inc.

                                Growth Portfolio
                                 --------------
             Morgan Stanley Dean Witter Investment Management Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

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